     INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                             SUBJECT TO COMPLETION

                                 HIGHMARK FUNDS

                               FIXED INCOME FUNDS

  HighMark Funds ("HighMark") is an open-end, diversified, registered investment company that offers a convenient means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to
HighMark's:

                             - Intermediate-Term Bond Fund
                             - Bond Fund
                             - Government Securities Fund

                                FIDUCIARY SHARES

  HighMark's Fiduciary Shares are offered to the following investors: (i) fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank of California, N.A. or its affiliates; (ii) Select IRA accounts established with The Bank of California, N.A. and invested in any of HighMark's Equity or Fixed Income Funds prior to June 20, 1994, which have remained continuously open thereafter and which are not considered to be fiduciary accounts; (iii) Shareholders who currently own Shares of HighMark's Equity or Fixed Income Funds that were purchased prior to June 20, 1994 within an account registered in their name with the Funds; and (iv) present and retired directors, officers and employees (and their spouses and children under the age of 21) of Union Bank of California, N.A., HighMark's current or former distributors or their respective affiliated companies who currently own Shares of HighMark Funds which were purchased before April 30, 1997.

  This Prospectus sets forth concisely the information about HighMark and the Funds that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated the same date as this Prospectus has been filed with the Securities and Exchange Commission and is available without charge by writing the Distributor, SEI Financial Services Company, Oaks, Pennsylvania 19456, or by calling 1-800-433-6884. The Statement of Additional Information is incorporated into this Prospectus by reference. This Prospectus relates only to the Fiduciary Shares of the Fixed Income Funds. Interested persons who wish to obtain a prospectus for the other Funds of HighMark may contact the Distributor at the above address and telephone number.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

HIGHMARK'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING UNION BANK OF CALIFORNIA, N.A., BANK OF
TOKYO-MITSUBISHI, LIMITED OR ANY OF THEIR AFFILIATES OR CORRESPONDENTS. HIGHMARK'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN HIGHMARK INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

February 26, 1997
Fiduciary Shares

                                    SUMMARY

HIGHMARK FUNDS ("HighMark") is an open-end, diversified, registered investment company providing a convenient way to invest in professionally managed portfolios of securities. The following provides basic information about the Fiduciary Shares of the Intermediate-Term Bond, Bond, and Government Securities Funds (each a "Fund" and sometimes referred to in this prospectus as the "Fixed Income Funds.") This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in the Prospectus and in the Statement of Additional Information.

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES? THE INTERMEDIATE-TERM BOND FUND seeks total return through investments in fixed-income securities. THE BOND FUND seeks current income through investments in long-term, fixed-income securities. THE GOVERNMENT SECURITIES FUND seeks to achieve total return consistent with the preservation of capital by investing in a diversified portfolio of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. (See "INVESTMENT OBJECTIVES")

WHAT ARE THE FUNDS' PERMITTED INVESTMENTS? THE INTERMEDIATE-TERM BOND FUND primarily invests in bonds. THE BOND FUND invests in long-term bonds. Bonds include debt obligations such as bonds, notes, debentures and securities convertible into or exercisable for debt obligations that are issued by U.S. corporations or issued or guaranteed by the U.S. Government, its agencies, or instrumentalities; investments may also include zero-coupon obligations, mortgage-related securities and asset-backed securities. THE GOVERNMENT SECURITIES FUND invests primarily in debt obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, including mortgage-backed securities issued or guaranteed by U.S. government agencies. (See "INVESTMENT POLICIES")

WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE FUNDS? The investment policies of each Fund entail certain risks and considerations of which an investor should be aware. The market value of a Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. (See "Risk Factors")

ARE MY INVESTMENTS INSURED? HighMark's Shares are not federally insured by the FDIC or any other government agency. Any guarantee by the U.S. Government, its agencies or any instrumentalities of the securities in which any Fund invests guarantees only the payment of principal and interest on the guaranteed security, and does not guarantee the total return or value of the security or total return or value of Shares of that Fund.

WHO IS THE ADVISOR? Pacific Alliance Capital Management, a division of Union Bank of California, N.A., serves as the Advisor to HighMark. (See "The Advisor")

WHO IS THE SUB-ADVISOR? Bank of Tokyo-Mitsubishi Trust Company serves as the Sub-Adviser to the Government Securities Fund. (See "The Sub-Advisor")

WHO IS THE ADMINISTRATOR? SEI Fund Resources serves as the Administrator of HighMark. (See "The Administrator")

WHO IS THE CUSTODIAN? Union Bank of California, N.A., (the "Bank") serves as the Custodian of HighMark's assets. (See "The Custodian")

WHO IS THE DISTRIBUTOR? SEI Financial Services Company acts as distributor of HighMark's Shares. (See "The Distributor")

HOW DO I PURCHASE AND REDEEM SHARES? Purchases and redemptions may be made through the Distributor on days on which both the New York Stock Exchange and the Federal Reserve wire system are open for business ("Business Days"). The minimum initial investment is generally $1,000. A purchase order will be effective if the Distributor receives an order prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time). Purchase orders for Shares will be executed at a per Share price equal to the asset value next determined after the purchase order is effective. Redemption orders must be placed prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time) on any Business Day for the order to be effective that day. (See "PURCHASE AND REDEMPTION OF SHARES")

HOW ARE DIVIDENDS PAID? Substantially all of the net investment income (exclusive of capital gains) of the Funds is distributed in the form of monthly dividends to Shareholders of record. Any capital gain is distributed at least annually. Distributions are paid in additional Shares unless the Shareholder elects to take the payment in cash. (See "DIVIDENDS")

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
Summary...............................................................................    2
Fixed Income Funds Fee Table..........................................................    5
Financial Highlights..................................................................    7
Fund Description......................................................................   10
Investment Objective..................................................................   10
Investment Policies...................................................................   10
  Intermediate-Term Bond Fund.........................................................   10
  Bond Fund...........................................................................   11
  Government Securities Fund..........................................................   11
General...............................................................................   12
  Money Market Instruments............................................................   12
  Illiquid and Restricted Securities..................................................   12
  Lending of Portfolio Securities.....................................................   13
  Other Investments...................................................................   13
  Risk Factors........................................................................   14
Investment Limitations................................................................   15
  Portfolio Turnover..................................................................   16
Purchase and Redemption of Shares.....................................................   16
Exchange Privileges...................................................................   17

                                                                                        PAGE
                                                                                        ----
Dividends.............................................................................   18
Federal Taxation......................................................................   19
Service Arrangements..................................................................   20
  The Advisor.........................................................................   20
  The Sub-Advisor.....................................................................   21
  Administrator.......................................................................   22
  The Transfer Agent..................................................................   23
  Shareholder Service Plan............................................................   23
  Distributor.........................................................................   23
  Banking Laws........................................................................   23
  Custodian...........................................................................   24
General Information...................................................................   24
  Description of HighMark & Its Shares................................................   24
  Performance Information.............................................................   25
  Miscellaneous.......................................................................   26
Description of Permitted Investments..................................................   26

                          FIXED INCOME FUNDS FEE TABLE

                                                                            INTERMEDIATE- TERM                GOVERNMENT
                                                                                BOND FUND       BOND FUND   SECURITIES FUND
                                                                                FIDUCIARY       FIDUCIARY      FIDUCIARY
                                                                                 SHARES          SHARES         SHARES
                                                                            -----------------   ---------   ---------------
SHAREHOLDER TRANSACTION EXPENSES(A)
  Maximum Sales Load Imposed on Purchases (as a percentage of offering
    price)................................................................         0.00%           0.00%          0.00%
  Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of
    offering price).......................................................            0%              0%             0%
  Deferred Sales Load (as a percentage of original purchase price or
    redemption proceeds, as applicable)...................................            0%              0%             0%
  Redemption Fees (as a percentage of amount redeemed, if
    applicable)(b)........................................................            0%              0%             0%
  Exchange Fee(a).........................................................        $   0           $   0          $   0
ANNUAL OPERATING EXPENSES (as a percentage of net assets)
  Management Fees.........................................................         0.50%           0.50%          0.50%
  12b-1 Fees..............................................................         0.00%           0.00%          0.00%
  Other Expenses (after voluntary reduction)(c)...........................         0.25%           0.25%          0.25%
                                                                                   ----            ----           ----
  Total Fund Operating Expenses (after voluntary reduction)(d)............         0.75%           0.75%          0.75%
                                                                                   ====            ====           ====

  EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period.

                                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                 ------   -------   -------   --------
Intermediate-Term Bond Fund Fiduciary Shares...................    $8       $24       $42       $ 93
Bond Fund Fiduciary Shares.....................................    $8       $24       $42       $ 93
Government Securities Fund Fiduciary Shares....................    $8       $24       $42       $ 93

  The purpose of the tables above is to assist an investor in the Fixed Income Funds in understanding the various costs and expenses that a Shareholder will bear directly or indirectly. For a more complete discussion of each Fund's annual operating expenses, see SERVICE ARRANGEMENTS below. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
---------------

(a) Certain entities (including Union Bank of California and its affiliates) making investments in the Fixed Income Funds on behalf of their customers may charge customers fees for services provided in connection with the investment in, redemption of, and exchange of Shares. (See PURCHASE AND REDEMPTION OF SHARES, EXCHANGE PRIVILEGES, and SERVICE ARRANGEMENTS below.)

(b) A wire redemption charge is deducted from the amount of a wire redemption payment made at the request of a Shareholder.

(c) OTHER EXPENSES for the Intermediate-Term Bond and Government Securities Funds are based on each Fund's estimated expenses for the current fiscal year. Absent voluntary fee waivers, OTHER EXPENSES would be 0.49% for the Fiduciary Shares of the Intermediate-Term Bond Fund, 0.51% for the Fiduciary Shares of the Bond Fund, and 0.52% for the Fiduciary Shares of the Government Securities Fund.

(d) Absent voluntary fee waivers, TOTAL FUND OPERATING EXPENSES would be: 0.99% for the Fiduciary Shares of the Intermediate-Term Bond Fund, 1.01% for the Fiduciary Shares of the Bond Fund, and 1.02% for the Fiduciary Shares of the Government Securities Fund.

                              FINANCIAL HIGHLIGHTS

  The table below sets forth certain financial information with respect to the Fiduciary Shares of the Bond Fund. Information prior to fiscal 1994 is for Fiduciary Shares only. Financial highlights for the Bond Fund for the period ended July 31, 1996 have been derived from financial statements audited by Deloitte & Touche LLP, independent auditors for HighMark, whose report thereon is included in the Statement of Additional Information. Prior to the fiscal year ended July 31, 1996, Coopers & Lybrand L.L.P. served as independent auditors for HighMark. Financial highlights for the Bond Fund for the years ended December 31, 1987, 1986 and 1985 have been derived from financial statements examined by other auditors whose report thereon is on file with the Securities and Exchange Commission. Financial highlights for the Bond Fund for the period from January 1, 1988 through June 22, 1988 are derived from unaudited financial statements prepared by HighMark. The Intermediate-Term Bond Fund and the Government Securities Fund had not commenced operations in HighMark as of July 31, 1996.

  The Bond Fund offered a single class of shares (now designated Fiduciary Shares) throughout the periods shown.

                                   BOND FUND

                                                                YEAR ENDED JULY 31,
                                              --------------------------------------------------------
                                                1996        1995       1994(A)       1993       1992
                                              ---------   ---------   ----------   --------   --------
                                              FIDUCIARY   FIDUCIARY   FIDUCIARY
                                              ---------   ---------   ----------
Net Asset Value, Beginning of Period........  $   10.38   $   10.11    $  11.13    $  11.02   $  10.29
                                               --------    --------    --------    --------   --------
Investment Activities
  Net investment income.....................       0.66        0.64        0.63        0.70       0.67
  Net realized and unrealized gains (losses)
     on investments.........................      (0.16)       0.27       (0.97)       0.35       0.77
                                               --------    --------    --------    --------   --------
     Total from Investment Activities.......       0.50        0.91       (0.34)       1.05       1.44
                                               --------    --------    --------    --------   --------
Distributions
  Net investment income.....................      (0.65)      (0.64)      (0.63)      (0.70)     (0.67)
  Net realized gains........................                              (0.01)      (0.24)     (0.04)
  In excess of net realized gains...........         --          --       (0.04)         --         --
                                               --------    --------    --------    --------   --------
     Total Distributions....................      (0.65)      (0.64)      (0.68)      (0.94)     (0.71)
                                               --------    --------    --------    --------   --------
Net Asset Value, End of Period..............  $   10.23   $   10.38    $  10.11    $  11.13   $  11.02
                                               ========    ========    ========    ========   ========
Total Return................................       4.81%       9.43%      (3.14)%     10.07%     14.43%
Ratios/Supplementary Data:
Net Assets at end of period (000)...........  $  60,374   $  59,758    $ 64,185    $ 33,279   $ 21,651
Ratio of expenses to average net assets.....       0.89%       0.92%       0.86%       0.93%      0.91%
Ratio of net investment income to average
  net assets................................       6.10%       6.35%       6.11%       6.41%      6.23%
Ratio of expenses to average net assets*....       1.61%       1.64%       1.37%       1.55%      1.55%
Ratio of net investment income to average
  net assets*...............................       5.38%       5.62%       5.60%       5.79%      5.59%
Portfolio turnover..........................      20.88%      36.20%      44.33%      58.81%     79.56%

                                                                                       JUNE 23, 1988
                                                              YEAR ENDED JULY 31,       TO JULY 31
                                                           -------------------------   -------------
                                                            1991      1990     1989       1988(D)
                                                           -------   ------   ------   -------------
Net Asset Value, Beginning of Period.....................  $ 10.18   $10.42   $ 9.86      $ 10.00
                                                           -------   -------  -------     -------
Investment Activities
  Net investment income..................................     0.78     0.79     0.82         0.09
  Net realized and unrealized gains (losses) on
     investments.........................................     0.04    (0.25)    0.56        (0.14)
                                                           -------   -------  -------     -------
     Total from Investment Activities....................     0.82     0.54     1.38        (0.05)
                                                           -------   -------  -------     -------
Distributions
  Net investment income..................................    (0.71)   (0.78)   (0.82)       (0.09)
  Net realized gains
  In excess of net realized gains........................       --       --       --           --
                                                           -------   -------  -------     -------
     Total Distributions.................................    (0.71)   (0.78)   (0.82)       (0.09)
                                                           -------   -------  -------     -------
Net Asset Value, End of Period...........................  $ 10.29   $10.18   $10.42      $  9.86
                                                           =======   ======   ======      =======
Total Return.............................................    8.99%    5.52%   14.79%        (0.96)%(c)
Ratios/Supplementary Data:
Net Assets at end of period (000)........................  $10,799   $6,974   $4,655      $ 3,487
Ratio of expenses to average net assets..................     0.79%    1.01%    1.18%        1.04%(b)
Ratio of net investment income to average net assets.....     7.61%    7.77%    8.24%        8.63%(b)
Ratio of expenses to average net assets*.................     1.59%    1.94%    2.11%        2.06%(b)
Ratio of net investment income to average net assets*....     6.81%    6.84%    7.31%        7.61%(b)
Portfolio turnover.......................................    65.81%   53.50%   24.83%        0.00%

---------------

(a) On June 20, 1994, the Bond Fund commenced offering Investor Shares (now called "Retail Shares") and designated existing shares as Fiduciary Shares.

(b) Annualized.

(c) Not annualized.

(d) The Bond Fund commenced operations on June 23, 1988 as a result of the reorganization involving the Bond Portfolio of the IRA Collective Investment Fund described under GENERAL INFORMATION-- Reorganization of The IRA Fund & HighMark.

 * During the period the investment advisory and administration fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                      PER SHARE INCOME AND CAPITAL CHANGES
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS)

               THE IRA COLLECTIVE INVESTMENT FUND BOND PORTFOLIO

                                                             JAN. 1,
                                                              1988
                                                             THROUGH
                                                            JUNE 22,       YEAR ENDED     YEAR ENDED
                                                              1988          DEC. 31,       DEC. 31,
                                                           (UNAUDITED)        1987           1986
                                                           -----------     ----------     ----------
Investment income........................................   $   0.503       $  1.061       $  1.129
Operating expenses.......................................       0.065          0.128(b)       1.119(b)
                                                             --------       --------       --------
Net investment income....................................       0.438          0.933          1.010
Dividends from net investment income.....................      (0.438)        (0.933)        (1.010)
Net realized and unrealized gain (loss) on investments...      (0.050)        (0.966)         0.947
                                                             --------       --------       --------
Increase (decrease) in net asset value...................      (0.050)        (0.966)         0.947
Net Asset Value:
  Beginning of period....................................      11.281         12.247         11.300
                                                             --------       --------       --------
  End of period..........................................   $  11.231       $ 11.281       $ 12.247
                                                             ========       ========       ========
Ratio of expenses to average net assets(a)(b)............        1.20%          1.09%          0.92%
Ratio of net investment income to average net
  assets(a)..............................................        8.03%          7.93%          7.83%
Portfolio turnover.......................................        0.00%          0.00%          1.61%
Number of Shares/units outstanding at end of period......     317,633        344,456        206,664

---------------

(a)  Annualized based on the period for which assets were held.

(b) The expenses shown are not representative of expenses actually incurred by the Bond Portfolio through May 31, 1987. During mid-May 1985, The Bank of California, N.A., investment adviser to the Bond Portfolio, commenced charging its management fee, and commencing June 1, 1987, operating expenses were charged to the Bond Portfolio. Had the maximum allowable operating expenses and management fees been paid by the Bond Portfolio for the entire period pursuant to the Management Agreement between the Bond Portfolio and The Bank of California, N.A., the per unit expenses and net investment income would have been as follows:

                                                               JAN. 1,
                                                                1988
                                                               THROUGH
                                                              JUNE 22,     YEAR ENDED     YEAR ENDED
                                                                1988        DEC. 31,       DEC. 31,
                                                             (UNAUDITED)      1987           1986
                                                             -----------   ----------     ----------
Expenses...................................................    $ 0.240      $  0.226       $  0.231
Net investment income......................................      0.263         0.793          0.779
Net asset value, end of year...............................     11.231        11,281         12.247
Expenses as a percentage of average net asset..............       2.00%(a)      2.00%          2.00%

FUND
DESCRIPTION             HighMark Funds ("HighMark") is an open-end, diversified,
                      registered investment company that currently offers units of beneficial interest ("Shares") in sixteen separate investment portfolios ("Funds"). All of the Funds are advised by Pacific Alliance Capital Management (the "Advisor"), a division of Union Bank of California, N.A. Shareholders may purchase Shares of selected Funds through two separate classes, (the "Retail" and "Fiduciary" classes). These classes may have different sales charges and other expenses, which may affect performance. Information regarding HighMark's other Funds and other classes is contained in separate prospectuses that may be obtained from HighMark's Distributor, SEI Financial Services Company, at Oaks, Pennsylvania 19456, or by calling 1-800-433-6884.

                        For information concerning those investors who qualify
                      to purchase Fiduciary Shares, see PURCHASE AND REDEMPTION OF SHARES below. (Fiduciary Shares may be hereinafter referred to as "Shares.")

INVESTMENT
OBJECTIVES              The investment objectives of the Funds are as follows:

                        The Intermediate-Term Bond Fund seeks total return
                      through investments in fixed-income securities.

                        The Bond Fund seeks current income through investments
                      in long-term, fixed-income securities.

                        The Government Securities Fund seeks to achieve total
                      return consistent with the preservation of capital by investing in a diversified portfolio of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

                        The investment objectives and certain of the investment
                      limitations of the Intermediate-Term Bond Fund, the Bond Fund, and the Government Securities Fund may not be changed without a vote of the holders of a majority of the outstanding Shares of the respective Fund (as defined under GENERAL INFORMATION--Miscellaneous below). There can be no assurance that a Fund will achieve its investment objective.

INVESTMENT
POLICIES              Intermediate-Term Bond Fund

                        Under normal market conditions, at least 65% of the
                      Intermediate-Term Bond Fund's assets will be invested in bonds. For purposes of this policy "bonds" include (i) corporate bonds and debentures rated at the time of purchase as "investment grade" (one of the four highest bond rating categories by a nationally recognized statistical rating organization ("NRSRO") i.e., AAA, AA, A, or BBB by Standard & Poor's Corporation ("S&P") or Aaa, Aa, A, or Baa by Moody's Investors Service ("Moody's")) or determined by the Advisor to be of comparable quality;
                      (ii) Yankee Bonds and Eurodollar instruments; (iii) notes or bonds issued by the U.S. Government and its agencies and instrumentalities (such as Government National Mortgage Association ("GNMA") securities); (iv) mortgage-backed securities, including privately issued mortgage-backed securities and readily-marketable asset-backed securities, which must be rated at the time of purchase as investment grade, or be determined by the Advisor to be of comparable quality; (v) securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; (vi) obligations of supranational entities such as the World Bank and the Asian Development Bank; and (vii) zero coupon obligations. The remainder of the Fund's assets may be invested in money market instruments.

                        The dollar-weighted average portfolio maturity of the
                      Intermediate-Term Bond Fund will be from three to ten years.

                      Bond Fund

                        The Bond Fund invests in fixed-income securities with
                      maturities in excess of one year, except for amounts held in money market instruments. Fixed-income securities can have maturities of up to thirty years or more. Under normal market conditions, the Bond Fund will invest at least 65% of the value of its total assets in bonds and may invest up to 35% of its total assets in money market instruments.

                        For purposes of this policy "bonds" include (i)
                      corporate bonds and debentures rated at the time of purchase as investment grade or determined by the Advisor to be of comparable quality; (ii) Yankee Bonds and Eurodollar instruments; (iii) notes or bonds issued by the U.S. Government and its agencies and instrumentalities (such as GNMA securities); (iv) mortgage-backed securities, including privately issued mortgage-backed securities and readily-marketable asset-backed securities, which must be rated at the time of purchase as investment grade, or be determined by the Advisor to be of comparable quality; (v) securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; (vi) obligations of supranational entities such as the World Bank and the Asian Development Bank; and (vii) zero coupon obligations. The remainder of the Fund's assets may be invested in money market instruments.

                        The dollar-weighted average portfolio maturity of the
                      Bond Fund will be from five to twenty years.

                      Government Securities Fund

                        Under normal market conditions, the Government
                      Securities Fund will invest at least 80% of its assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, including mortgage-backed securities issued or guaranteed by U.S. government agencies such as GNMA, the

                      Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") and repurchase agreements backed by such securities. The Fund may invest any remaining assets in corporate bonds that are rated at the time of purchase as investment grade or determined by the Sub-Advisor to be of comparable quality; Yankee Bonds, including sovereign, supranational and Canadian bonds; shares of other investment companies with similar investment objectives; commercial paper; money market funds; privately issued mortgage-backed and other readily-marketable asset-backed securities; and money market instruments and cash.

                        The Sub-Advisor will seek to enhance the yield of the
                      Fund by taking advantage of yield disparities or other factors that occur in the government securities and money markets. The Fund may dispose of any security prior to its maturity if such disposition and reinvestment of the proceeds are expected to enhance its yield consistent with the Sub-Advisor's judgment as to a desirable maturity structure or if such disposition is believed to be advisable due to other circumstances or considerations. The Fund will seek to achieve capital gains by taking advantage of price appreciation caused by interest rate and credit quality changes.

GENERAL                 In the event that a security owned by the Fund is
                      downgraded below the stated rating categories, the Advisor will take appropriate action with regard to that security.

                      Money Market Instruments

                        Under normal market conditions, the Intermediate-Term
                      Bond Fund and the Bond Fund may invest up to 35% of their total assets in money market instruments, and the Government Securities Fund may invest up to 20% of its total assets in money market instruments. When market conditions indicate a temporary "defensive" investment strategy as determined by the Advisor, a Fund may invest more than the above-stated percentages of its total assets in money market instruments. A Fund will not be pursuing its investment objective to the extent that a substantial portion of its assets are invested in money market instruments.

                      Illiquid and Restricted Securities

                        Each Fund shall limit investment in illiquid securities
                      to 15% or less of its net assets. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. The absence of a trading market can make it difficult to ascertain the market value of illiquid securities. The Fund may purchase restricted securities which have not been registered under the Securities

                      Act of 1933 (e.g., Rule 144A Securities and Section 4(2) commercial paper) subject to policies approved by the Board of Trustees. See INVESTMENT RESTRICTIONS in the Statement of Additional Information.

                      Lending of Portfolio Securities

                        In order to generate additional income, a Fund may lend
                      its portfolio securities to broker-dealers, banks or other institutions. A Fund may lend portfolio securities in an amount representing up to 33 1/3% of the value of the Fund's total assets.

                      Other Investments

                        The Funds may enter into repurchase agreements and
                      reverse repurchase agreements.

                        The Fixed Income Funds may enter into forward
                      commitments or purchase securities on a "when-issued" basis. Each Fixed Income Fund expects that commitments by a Fund to enter into forward commitments or purchase when-issued securities will not exceed 25% of the value of the Fund's total assets under normal market conditions. The Fixed Income Funds do not intend to purchase when-issued securities or enter into forward commitments for speculative or leveraging purposes but only for the purpose of acquiring portfolio securities.

                        A Fund may invest up to 5% of its total assets in the
                      securities of any one registered investment company, but may not own than 3% of the securities of any one registered investment company or invest more than 10% of its assets in the securities of other registered investment companies. In accordance with an exemptive order issued to HighMark by the SEC, such other registered investment company securities may include registered securities of a money market fund of HighMark, and such companies may include companies for which the Advisor or a Sub-Advisor to a Fund of HighMark, or an affiliate of such Advisor or Sub-Advisor serves as investment advisor, administrator or distributor. Because other registered investment companies employ an investment advisor, such investment by a Fund may cause Shareholders to bear duplicative fees. The Advisor will waive its fees attributable to the assets of the investing Fund invested in a money market fund of HighMark, and, to the extent required by applicable law, the Advisor will waive its fees attributable to the assets of the Fund invested in any investment company. Some Funds are subject to additional restrictions on investment in other investment companies. See "INVESTMENT RESTRICTIONS" in the Statement of Additional Information.

                        A Fund may invest in futures and options on futures for
                      the purpose of achieving the Fund's objectives and for adjusting portfolio duration. The Fund may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges or over the counter, as long as the underlying security, or securities represented by an index, are permitted investments of the Fund. The Fund may enter into futures contracts and related options only to the extent that obligations under such contracts or transactions represent not more than 10% of the Fund's assets.

                        Certain of the obligations in which the Funds may invest
                      may be variable or floating rate instruments, may involve a conditional or unconditional demand feature, and may include variable amount master demand notes.

                        For further information, see "DESCRIPTION OF PERMITTED
                      INVESTMENTS."

                      Risk Factors

                        In addition to credit risk which relates to the ability
                      of an issuer to make payments of principal and interest, all types of bonds are also subject to market risk. Market risk relates to changes in a security's value as a result of interest rate changes generally. An increase in interest rates will generally reduce the value of the investments in the Fixed Income Funds and a decline in interest rates will generally increase the value of those investments. Accordingly, the net asset value of the Fund's shares will vary as a result of changes in the value of the securities in a Fund's portfolio. Therefore, an investment in the Funds may decline in value, resulting in a loss of principal. Because interest rates vary, it is impossible to predict the income or yield of the Fund for any particular period.

                        Depending upon prevailing market conditions, the Fixed
                      Income Funds may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the Advisor will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity, and yield to maturity.

                        Securities rated BBB by S&P or Baa by Moody's are
                      considered investment grade, but are deemed by these rating services to have some speculative characteristics, and adverse economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

                        Each of the Fixed Income Funds may invest in securities
                      issued or guaranteed by foreign corporations or foreign governments, their political subdivisions, agencies or instrumentalities and obligations of supranational entities such as the World Bank and the Asian Development Bank. Any investments in these securities will be in accordance with a Fund's investment objective and policies, and are subject to special risks, such as adverse political and economic develop-ments, possible seizure, nationalization or expropriation of foreign investments, less stringent disclosure requirements, changes in foreign currency exchange rates, increased costs associated with the conversion of foreign currency into U.S. dollars, the possible establishment of exchange controls or taxation at the source or the adoption of other foreign governmental restrictions. To the extent that a Fund may invest in securities of foreign issuers that are not traded on any exchange, there is a further risk that these securities may not be readily marketable. The Fixed Income Funds will not hold foreign currency for investment purposes.

                        For further information regarding risks of particular
                      permitted investments, see "DESCRIPTION OF PERMITTED INVESTMENTS."

INVESTMENT
LIMITATIONS             Each Fund may not:

                        1) Purchase securities of any one issuer, other than
                      obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, if, immediately after the purchase, more than 5% of the value of such Fund's total assets would be invested in the issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the issuer's outstanding voting securities (except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations);

                        2) Purchase any securities that would cause more than
                      25% of such Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. or foreign governments or their agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry); and

                        3) Make loans, except that a Fund may purchase or hold
                      debt instruments, lend portfolio securities, and enter into repurchase agreements as permitted by its investment objective and policies.

                        The foregoing percentages will apply at the time of the
                      purchase of a security. The investment limitations listed above are fundamental policies and may not be changed without a vote of a majority of the outstanding Shares of the respective Fund. Additional fundamental and non-fundamental investment limitations are set forth in the Statement of Additional Information.

PORTFOLIO
TURNOVER                A Fund will not purchase securities solely for the
                      purpose of short-term trading nor will the Fund's portfolio turnover rate be a factor preventing a sale or purchase when the Advisor believes investment considerations warrant. Each of the Fixed Income Fund's portfolio turnover rate may vary greatly from year to year as well as within a particular year. High portfolio turnover rates generally will result in correspondingly higher brokerage and other transactions costs to the Fixed Income Funds and could involve the realization of capital gains that would be taxable when distributed to shareholders of the relevant Fixed Income Fund. See FEDERAL TAXATION.

PURCHASE AND
REDEMPTION
OF SHARES               As noted above, each Fund (except the Government
                      Securities Fund, which is offered in only Fiduciary Shares) is divided into two classes of Shares, Retail and Fiduciary. Fiduciary Shares may be purchased at net asset value. Only the following investors qualify to purchase the Fixed Income Funds' Fiduciary Shares: (i) fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank of California, N.A. or its affiliates; (ii) Select IRA accounts established with The Bank of California, N.A. and invested in any of HighMark's Equity or Fixed Income Funds prior to June 20, 1994, which have remained continuously open thereafter and which are not considered to be fiduciary accounts; (iii) Shareholders who currently own Shares of HighMark's Equity or Fixed Income Funds that were purchased prior to June 20, 1994 within an account registered in their name with the Funds; and (iv) present and retired directors, officers and employees (and their spouses and children under the age of 21) of Union Bank of California, N.A., HighMark's current or former distributors or their respective affiliated companies who currently own Shares of HighMark Funds which were purchased before April 30, 1997. For a description of investors who qualify to purchase Retail Shares, see the Retail Shares prospectus of the Fixed Income Funds.

                        Purchases and redemptions of Shares of the Fixed Income
                      Funds may be made on days on which both the New York Stock Exchange and Federal Reserve wire system are open for business ("Business Days"). The minimum initial investment is generally $1,000 and the minimum subsequent investment is generally $100. For present and retired directors, officers, and employees (and their spouses and children under the age of 21) of Union Bank of California, SEI Financial Services Company and their affiliates, the minimum initial investment is $250 and the minimum subsequent investment is $50. A Fund's initial and subsequent minimum purchase amounts may be waived in the Distributor's discretion if purchases are made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans, 401(k) or similar programs or accounts. However, the minimum investment may be waived. Shareholders may place orders by telephone.

                        Purchase orders will be effective if the Distributor
                      receives an order before 1:00 p.m., Pacific time (4:00 p.m., Eastern time) and the Custodian receives Federal funds before the close of business on the next Business Day. The purchase price of Shares of a Fund is the net asset value next determined after a purchase order is received and accepted by HighMark. The net asset value per Share of a Fund is determined by dividing the total market value of a Fund's investments and other assets, less any liabilities, by the total number of outstanding Shares of a Fund. Net asset value per share is determined daily as of 1:00 p.m., Pacific time (4:00 p.m., Eastern time) on any Business Day. Purchases will be made in full and fractional shares of HighMark calculated to three decimal places. HighMark reserves the right to reject a purchase order when the Distributor of the Advisor determines that it is not in the best interest of HighMark and/or its Shareholders to accept such order.

                        Shares of the Funds are offered only to residents of
                      states in which the Shares are eligible for purchase.

                        Shareholders who desire to redeem shares of HighMark
                      must place their redemption orders prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time), on any Business Day for the order to be accepted on that Business Day. The redemption price is the net asset value of the Fund next determined after receipt by the Distributor of the redemption order. Payment on redemption will be made as promptly as possible and, in any event, within seven calendar days after the redemption order is received. The Funds reserve the right to make payment on redemptions in securities rather than cash.

                        Neither HighMark's transfer agent nor HighMark will be
                      responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. HighMark and its transfer agent will each employ reasonable procedures to confirm that telephone instructions are genuine. Such procedures may include taping of telephone conversations. If market conditions are extraordinarily active or other extraordinary circumstances exist, and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means.

EXCHANGE
PRIVILEGES              As indicated under GENERAL INFORMATION--Description of
                      HighMark & Its Shares, certain of HighMark's Funds issues two classes of Shares (Retail Shares and Fiduciary Shares); as of the date of this Prospectus, the Distribution Plan and distribution fee payable thereunder are applicable only to each Fund's Retail Shares. A Shareholder's eligibility to exchange into a particular class of Shares will be determined at the time of the exchange. The Shareholder must supply, at the time of the exchange, the necessary information to permit confirmation of qualification.

                        Each Fund's Shares may be exchanged for Shares of the
                      class of the various other Funds of HighMark which the Shareholder qualifies to purchase directly so long as the Shareholder maintains the applicable minimum account balance in each Fund in which he or she owns Shares and satisfies the minimum initial and subsequent purchase amounts of the Fund into which the Shares are exchanged. Shareholders may exchange their Fiduciary Shares for Fiduciary Shares of another Fund on the basis of the relative net asset value of the Fiduciary Shares exchanged. Shareholders may also exchange Fiduciary Shares of a Fund for Retail Shares of another Fund. Under such circumstances, the cost of the acquired Retail Shares will be the net asset value per share plus the appropriate sales load.

                        Exchanges will be made on the basis of the relative net
                      asset values of the Shares exchanged plus any applicable sales charge. Exchanges are subject to the terms and conditions stated herein and the terms and conditions stated in the respective prospectuses of the Funds.

                        Certain entities (including Participating Organizations
                      and Union Bank of California and its affiliates), however, may charge customers a fee with respect to exchanges made on the customer's behalf. Information about these charges, if any, can be obtained by the entity effecting the exchange and this Prospectus should be read in conjunction with that information.

                        A Shareholder wishing to exchange Shares in a Fixed
                      Income Fund may do so by contacting the Transfer Agent at 1-800-433-6884. Exchanges will be effected on any Business Day at the net asset value of the Funds involved in the exchange next determined after the exchange request is received by the Transfer Agent.

                        An exchange is considered to be a sale of Shares for
                      federal income tax purposes on which a Shareholder may realize a capital gain or loss. Exchange privileges may be exercised only in those states where Shares of such other Funds of HighMark may legally be sold. HighMark may materially amend or terminate the exchange privileges described herein upon sixty days' notice.

DIVIDENDS               The net income of each of the Fixed Income Funds is
                      declared and paid monthly as a dividend to Shareholders of record at the close of business on the day of declaration. Net realized capital gains are distributed at least annually to Shareholders of record.

                        Shareholders will automatically receive all income
                      dividends and capital gains distributions in additional full and fractional Shares of a Fund at net asset value as of the date of declaration (which is also the ex-dividend date), unless the Shareholder elects to receive such dividends or distributions in cash. Shareholders wishing to receive their dividends in cash (or wishing to revoke a previously made election) must notify the transfer agent at P.O. Box 8416, Boston, MA 02266-8416, and such election (or revocation thereof) will become effective with respect to dividends and distributions having record dates after notice has been received. Dividends paid in additional Shares receive the same tax treatment as dividends paid in cash.

FEDERAL
TAXATION                Each Fixed Income Fund intends to qualify for treatment
                      as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and to distribute substantially all of its net investment income and net realized capital gains so that each Fund is not required to pay federal taxes on these amounts. Because all of the net investment income of the Fixed Income Funds is expected to be derived from interest, it is anticipated that no part of any distribution will be eligible for the federal dividends received deduction.

                        Distributions of ordinary income and/or an excess of net
                      short-term capital gain over net long-term capital loss are treated for federal income tax purposes as ordinary income to Shareholders. Distributions by the Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to Shareholders as long-term capital gain in the year with respect to which it is received, regardless of how long the Shareholder has held Shares of the Fund. Such distributions are not eligible for the dividends received deduction. If a Shareholder disposes of Shares in a Fund at a loss before holding such Shares for longer than six months, such loss will be treated as a long-term capital loss to the extent the Shareholder has received long-term capital gain dividends on the Shares.

                        Prior to purchasing Shares of the Fixed Income Funds,
                      the impact of dividends or capital gain distributions that are expected to be declared or have been declared, but not paid, should be carefully considered. Dividends or capital gain distributions received after a purchase of Shares are subject to federal income taxes, although in some circumstances, the dividends or distributions may be, as an economic matter, a return of capital to the Shareholder. A Shareholder should consult his or her advisor for specific advice about the tax consequences to the Shareholder of investing in a Fund.

                        Fund investments in foreign securities may be subject to
                      withholding taxes at the source on dividend or interest payments. In that case, the Fund's yield on those securities would be decreased. The Fund does not expect to be eligible to elect to permit shareholders to claim a credit or deduction on their income tax return for their pro rata share of such taxes.

                        Fund transactions in foreign currencies and hedging
                      activities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in value of the foreign currency concerned. In addition, such activities will likely produce a difference between book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for tax purposes.

                        Additional information regarding federal taxes is
                      contained in the Statement of Additional Information. However, the foregoing and the material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting each Fund and its Shareholders. In addition, the foregoing discussion and the federal tax information in the Statement of Additional Information are based on tax laws and regulations which are in effect as of the date of this Prospectus; these laws and regulations may subsequently change, and such changes could be retroactive.

                        Shareholders will be advised at least annually as to the
                      federal income tax status of distributions made during the year.

SERVICE
ARRANGEMENTS          The Advisor

                        Pacific Alliance Capital Management, a division of Union
                      Bank of California, serves as the Fixed Income Funds' investment advisor. Subject to the general supervision of HighMark's Board of Trustees, the Advisor manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of the Fund's investment securities, and maintains the Fund's records relating to such purchases and sales.

                        For the expenses assumed and services provided by the
                      Advisor as each Fund's investment advisor, Union Bank of California receives a fee from the Intermediate-Term Bond Fund, the Bond Fund, and the Government Securities Fund computed daily and paid monthly, at the annual rate of fifty one-hundredths of one percent (.50%) of the Fund's average daily net assets. Depending on the size of the Fund, this fee may be higher than the advisory fee paid by most mutual funds, although the Board of Trustees believes it will be comparable to advisory fees paid by many funds having similar objectives and policies. Union Bank of California may from time to time agree to voluntarily reduce its advisory fee, however, it is not currently doing so. While there can be no assurance that Union Bank of California will choose to make such an agreement, any voluntary reductions in Union Bank of California's advisory fee will lower the Fund's expenses, and thus increase the Fund's yield and total return, during the period such voluntary reductions are in effect. During HighMark's fiscal year ended July 31, 1996, Union Bank of California received investment advisory fees from the Bond Fund aggregating 0.45% of the Fund's average daily net assets. As of the date of this prospectus, the Intermediate-Term Bond Fund and the Government Securities Fund had not yet commenced operations in HighMark.

                        On April 1, 1996, The Bank of California, N.A.,
                      HighMark's then investment advisor, combined with Union Bank and the resulting bank changed its name to Union Bank of California, N.A. At the same time, the banks' investment management divisions were combined. Each of Union Bank and The Bank of California, N.A. (or their predecessor banks) has been in banking since the early 1900's and, historically, each has had significant investment functions within its trust and investment division. UnionBanCal Corporation, the parent of Union Bank of California, N.A., is a publicly held corporation, but is principally held by The Bank of Tokyo-Mitsubishi, Ltd. As of September 30, 1996, Union Bank of California and its subsidiaries had approximately $28.7 billion in commercial assets. Pacific Alliance Capital Management is a division of Union Bank of California's Trust and Investment Management Group, which, as of June 30, 1996, had approximately $13.4 billion of assets under management. The Advisor, with a team of approximately 45 stock and bond research analysts, portfolio managers and traders, has been providing investment management services to individuals, institutions and large corporations since 1917.

                        All investment decisions for the Fixed Income Funds are
                      made by a team of investment professionals, all of whom take an active part in the decision making process. The team leader for both the Intermediate-Term Bond Fund and the Bond Fund is E. Jack Montgomery. Mr. Montgomery is a Vice President of the Advisor and has served as the portfolio manager of the Bond Fund since June, 1994. Prior to joining the Advisor, Mr. Montgomery was employed by the San Francisco Employees' Retirement System and, prior to that, First Interstate Bank of Oregon. Mr. Montgomery graduated from the University of Oklahoma in 1971 and earned his M.B.A. from the University of Oregon. Investment decisions for the Government Securities Fund are primarily made by the Sub-Advisor as described below.

                      The Sub-Advisor

                        The Advisor and Bank of Tokyo-Mitsubishi Trust Company
                      (the "Sub-Advisor") have entered into an investment sub-advisory agreement relating to the Government Securities Fund (the "Investment Sub-Advisory Agreement"). Under the Investment Sub-Advisory Agreement, the Sub-Advisor makes the day-to-day investment decisions for the assets of the Government Securities Fund, subject to the supervision of and policies established by the Advisor and the Trustees of HighMark.

                        Bank of Tokyo-Mitsubishi Trust Company, headquartered at
                      1251 Avenue of the Americas, New York, New York 10116, operates as a wholly-owned subsidiary of The Bank of Tokyo-Mitsubishi, Limited. The Sub-Advisor was formed by the combination on April 1, 1996 of Bank of Tokyo Trust Company, a wholly-owned subsidiary of the Bank of Tokyo, Ltd., and Mitsubishi Bank Trust

                      Company of New York, a wholly-owned subsidiary of The Mitsubishi Bank, Ltd. Bank of Tokyo Trust Company was the surviving entity, and changed its name to Bank of Tokyo-Mitsubishi Trust Company. Bank of Tokyo Trust Company was established in 1955 and has provided trust services since that time and management services since 1965.

                        The Sub-Advisor serves as portfolio manager to bank
                      common funds, employee benefit funds and personal trust accounts, managing assets in money market, equity and fixed income portfolios. As of June 30, 1996, the Sub-Advisor managed $700 million in individual portfolios and collective funds. In addition, the Sub-Advisor also serves as Sub-Advisor to HighMark's Convertible Securities, Emerging Growth and Blue Chip Growth Funds.

                        The Sub-Advisor is entitled to a fee, which is
                      calculated daily and paid monthly out of the Advisor's fee, at an annual rate of .20% of the average daily net assets of the Government Securities Fund. As of the date of this prospectus, the Government Securities Fund had not yet commenced operations in HighMark.

                        Stephen W. Blocklin will serve as portfolio manager of
                      the Government Securities Fund. Mr. Blocklin has been a Vice President with the Sub-Advisor and its predecessor, Bank of Tokyo Trust Company since December, 1993. From September 1988 to December, 1993, he served as a senior fixed income fund manager in the institutional investment management group at First Fidelity Bancorporation.

                      Administrator

                        SEI Fund Resources (the "Administrator") and HighMark
                      are parties to an administration agreement (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator provides HighMark with certain management services, including all necessary office space, equipment, personnel, and facilities.

                        The Administrator is entitled to a fee, which is
                      calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of the Funds. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of a Fund's Fiduciary Shares. Any such waiver is voluntary and may be terminated at any time in the Administrator's sole discretion. Currently, the Administrator has agreed to waive its fee to the rate of .18% of the average daily net assets of the Funds.

                        Pursuant to a separate agreement with the Administrator,
                      Union Bank of California, N.A. performs sub-administration services on behalf of each Fund, for which it receives a fee paid by the Administrator at the annual rate of up to 0.05%
                      of the average daily net assets of the Funds. Union Bank of California has voluntarily agreed to reduce this fee to 0.03%, but reserves the right to terminate its waiver at any time in its sole discretion. A description of the services performed by Union Bank of California pursuant to this Agreement is contained in the Statement of Additional Information.

                      The Transfer Agent

                        State Street Bank and Trust Company serves as the
                      transfer agent, dividend disbursing agent, and as a shareholder servicing agent for the Fiduciary Shares of HighMark, for which services it receives a fee.

                      Shareholder Service Plan

                        To support the provision of Shareholder services to both
                      classes of Shares, HighMark has adopted a Shareholder Service Plan. A description of the services performed by service providers pursuant to the Shareholder Service Plan is contained in the Statement of Additional Information. In consideration of services provided by any service provider, which may include Union Bank of California, N.A., Bank of Tokyo-Mitsubishi, Ltd., or their respective affiliates, each Fund may pay a fee at the rate of up to 0.25% of its average daily net assets to such service provider. The service provider may waive such fees at any time. Any such waiver is voluntary and may be terminated at any time. Currently, such fees are being waived to the rate of 0.03% of average daily net assets for the Intermediate-Term Bond Fund, 0.01% of the average daily net assets for the Bond Fund, and 0.00% of the average daily net assets for the Government Securities Fund.

                      Distributor

                        SEI Financial Services Company (the "Distributor") and
                      HighMark are parties to a distribution agreement ("Distribution Agreement"). The Distribution Agreement is renewable annually and may be terminated by the Distributor, by a majority vote of the Disinterested Trustees or by a majority vote of the outstanding securities of HighMark upon not more than 60 days written notice by either party, or upon assignment by the Distributor. Fiduciary Shares are not subject to HighMark's Distribution Plan or a distribution fee.

                      Banking Laws

                        Union Bank of California believes that it may perform
                      the services for the Funds contemplated by its investment advisory agreement with HighMark without a violation of applicable banking laws and regulations. Union Bank of California also believes that it may perform sub-administration and sub-accounting services on behalf of each Fund, for which it receives compensation from SEI Fund Resources, without a violation of applicable banking laws and regulations.

                      Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could change the manner in which Union Bank of California or the Advisor could continue to perform such services for the Funds. For a further discussion of applicable banking laws and regulations, see the Statement of Additional Information.

                      Custodian

                        Union Bank of California also serves as the custodian
                      and as a shareholder servicing agent for the Fixed Income Funds. The Custodian holds cash securities and other assets of HighMark as required by the 1940 Act.

                        Services performed by Union Bank of California, as the
                      Funds' shareholder servicing agent and custodian, as well as the basis of remuneration for such services, are described in the Statement of Additional Information.

GENERAL
INFORMATION           Description of HighMark & Its Shares

                        HighMark was organized as a Massachusetts business trust
                      on March 10, 1987, and consists of sixteen series of Shares open for investment representing units of beneficial interest in HighMark's Growth Fund, Income Equity Fund, Balanced Fund, Value Momentum Fund, Blue Chip Growth Fund, Emerging Growth Fund, International Equity Fund, Bond Fund, Intermediate-Term Bond Fund, Government Securities Fund, Convertible Securities Fund, California Intermediate Tax-Free Bond Fund, Diversified Money Market Fund, U.S. Government Obligations Money Market Fund, 100% U.S. Treasury Obligations Money Market Fund and California Tax-Free Money Market Fund. As of the date hereof, no Shares of the Value Momentum Fund, the Blue Chip Growth Fund, the Emerging Growth Fund, the International Equity Fund, the Intermediate-Term Bond Fund, the Convertible Securities Fund, the Government Securities Fund, and the California Intermediate Tax-Free Bond Fund, had been offered for sale in HighMark. Shares of each Fund are freely transferable, are entitled to distributions from the assets of the Fund as declared by the Board of Trustees, and, if HighMark were liquidated, would receive the net assets attributable to that Fund. Shares are without par value.

                        As noted above, pursuant to a Multiple Class Plan on
                      file with the Securities and Exchange Commission permitting the issuance and sale of two classes of Shares in selected Funds, Shares of such Funds have been divided into two classes, designated Retail Shares and Fiduciary Shares. For information regarding the Retail Shares of the Fixed Income Funds, interested persons may contact the Distributor for a prospectus at 1-800-433-6884.

                        HighMark believes that as of November 22, 1996, Union
                      Bank of California (475 Sansome Street, Post Office Box 45000, San Francisco, CA 94104) was the Shareholder of record of 88.27% of the Fiduciary Shares of the Bond Fund. As of November 22, 1996, the Intermediate-Term Bond Fund and the Government Securities Fund had not yet commenced operations in HighMark.

                      Performance Information

                        From time to time, HighMark may advertise the aggregate
                      total return, average annual total return, yield and distribution rate with respect to the Fiduciary Shares of each Fixed Income Fund. Performance information is computed separately for a Fund's Retail and Fiduciary Shares in accordance with the formulas described below.

                        The aggregate total return and average annual total
                      return of the Fixed Income Funds may be quoted for the life of each Fund and for ten-year, five-year and one-year periods, in each case through the most recent calendar quarter. Aggregate total return is determined by calculating the change in the value of a hypothetical $1,000 investment in a Fund over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The ending redeemable value includes dividends and capital gain distributions reinvested at net asset value. Average annual total return is calculated by annualizing a Fund's aggregate total return over the relevant number of years. The resulting percentage indicates the average positive or negative investment results that an investor in a Fund would have experienced on an annual basis from changes in Share price and reinvestment of dividends and capital gain distributions.

                        The yield of a Fund is determined by annualizing the net
                      investment income per Share of the Fund during a specified thirty-day period and dividing that amount by the per Share public offering price of the Fund on the last day of the period.

                        The distribution rate of a Fund is determined by
                      dividing the income and capital gains distributions, or where indicated the income distributions alone, on a Share of the Fund over a twelve-month period by the per Share public offering price of the Fund on the last day of the period.

                        Each Fund may periodically compare its performance to
                      the performance of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; broad groups of comparable mutual funds; unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or other investment alternatives. Certain Funds may advertise performance that includes results from periods in which the Fund's assets were managed in a non-registered predecessor vehicle.

                        All performance information presented for a Fund is
                      based on past performance and does not predict future performance.

                      Miscellaneous

                        Shareholders will be sent unaudited semi-annual reports
                      and annual reports audited by independent public accountants.

                        Shareholders are entitled to one vote for each Share
                      held in a Fund as determined on the record date for any action requiring a vote by the Shareholders, and a proportionate fractional vote for each fractional Share held. Shareholders of HighMark will vote in the aggregate and not by series or class except (i) as otherwise expressly required by law or when HighMark's Board of Trustees determines that the matter to be voted upon affects only the interests of the Shareholders of a particular series or particular class, and (ii) only Retail Shares will be entitled to vote on matters submitted to a Shareholder vote relating to the Distribution Plan. HighMark is not required to hold regular annual meetings of Shareholders, but may hold special meetings from time to time.

                        HighMark's Trustees are elected by Shareholders, except
                      that vacancies may be filled by vote of the Board of Trustees. Trustees may be removed by the Board of Trustees, or by Shareholders at a meeting called for such purpose. For information about how Shareholders may call such a meeting and communicate with other Shareholders for that purpose, see ADDITIONAL INFORMATION--Miscellaneous in the Statement of Additional Information.

                        Inquiries may be directed in writing to SEI Financial
                      Services Company, Oaks, Pennsylvania 19456, or by calling toll free 1-800-433-6884.

DESCRIPTION OF
PERMITTED
INVESTMENTS             The following is a description of permitted investments
                      for the HighMark Fixed Income Funds.

                        ASSET-BACKED SECURITIES (NON-MORTGAGE)--Debt Instruments
                      secured by company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. The purchase of non-mortgage asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities.

                        Like mortgages underlying mortgage-backed securities,
                      underlying automobile sales contracts or credit card receivables are subject to substantial prepayment risk, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary as much in response to changes in interest rates and the short-term nature of the underlying car loans or other receivables tend to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with their investment objectives and policies, the Fixed Income Funds may invest in other asset-backed securities that may be developed in the future.

                        BANKERS' ACCEPTANCES--Bills of exchange or time drafts
                      drawn on and accepted by commercial banks. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

                        CERTIFICATES OF DEPOSIT--Negotiable interest-bearing
                      instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

                        COMMERCIAL PAPER--Unsecured short-term promissory notes
                      issued by corporations and other entities. Maturities on these issues vary from a few days to nine months. Purchase of such instruments involves a risk of default by the issuer.

                        CONVERTIBLE BONDS AND CONVERTIBLE PREFERRED
                      STOCK--Convertible Bonds are bonds convertible into a set number of shares of another form of security (usually common stock) at a prestated price. Convertible bonds have characteristics similar to both fixed-income and equity securities. Convertible preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Convertible preferred stock is preferred stock exchangeable for a given number of common stock shares, and has characteristics similar to both fixed-income and equity securities. Because of the conversion feature, the market value of convertible bonds and convertible preferred stock tend to move together with the market value of the underlying stock. As a result, a Fund's selection of convertible bonds and convertible preferred stock is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible bonds and convertible preferred stock is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

                        DERIVATIVES--Instruments whose value is derived from an
                      underlying contract, index or security, or any combination thereof, including futures, options (e.g., puts and calls), options on futures, swap agreements, and some mortgage-backed securities (CMOs, REMICs, IOs and POs). See elsewhere in this "DESCRIPTION OF PERMITTED INVESTMENTS" for discussions of these various instruments, and see "INVESTMENT OBJECTIVES" and "INVESTMENT POLICIES" for more information about any policies and limitations applicable to their use.

                        FUTURES AND OPTIONS ON FUTURES--Some futures strategies,
                      including selling futures, buying puts and writing calls, reduce a Fund's exposure to price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. Futures and options may be combined with each other in order to adjust the risk and return characteristics of the overall portfolio.

                        Options and futures can be volatile instruments, and
                      involve certain risks that, if applied at an inappropriate time, could negatively impact a Fund's return.

                        INVESTMENT GRADE BONDS--Interest-bearing or discounted
                      government or corporate securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. Investment grade bonds are those rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other NRSROs, or, if not rated, determined to be of comparable quality by the Advisor.

                        LOAN PARTICIPATIONS--Loan participations are interests
                      in loans to U.S. corporations (i.e., borrowers) which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member ("intermediary bank"). In a loan participation, the borrower of the underlying loan will be deemed to be the issuer of the participation interest (except to the extent a purchasing Fund derives its rights from the intermediary bank). Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, a Fund may encounter delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower because it may be necessary under the terms of the loan participation, for the Fund to assert its rights against the borrower through the intermediary bank. Moreover, under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying corporate borrower), so that a Fund may also be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participations is limited, and any such participation purchased by a Fund may be regarded as illiquid.

                        MONEY MARKET INSTRUMENTS--Short-term, debt instruments
                      or deposits and may include, for example, (i) commercial paper rated within the highest rating category by a NRSRO at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality; (ii) obligations (certificates of deposit, time deposits, bank master notes, and bankers' acceptances) of thrift institutions, savings and loans, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements at the time of investment;
                      (iii) short-term corporate obligations rated within the three highest rating categories by a NRSRO (e.g., at least A by S&P or A by Moody's) at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality; (iv) general obligations issued by the U.S. Government and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration); (v) receipts, including TRs, TIGRs and CATS; (vi) repurchase agreements involving such obligations; (vii) loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Fund may invest; (viii) money market funds and (ix) foreign commercial paper.

                        Certain of the obligations in which a Fund may invest
                      may be variable or floating rate instruments, may involve conditional or unconditional demand features and may include variable amount master demand notes.

                        MORTGAGE-BACKED SECURITIES--Securities generally issued
                      or guaranteed by U.S. government agencies such as GNMA, FNMA, or FHLMC. GNMA mortgage-backed certificates are mortgage-backed securities of the modified pass-through type, which means that both interest and principal payments (including prepayments) are passed through monthly to the holder of the certificate. Each GNMA certificate evidences an interest in a specific pool of mortgage loans insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. FNMA, a federally-chartered and stockholder-owned corporation, issues pass-through certificates which are guaranteed as to payment of principal and interest by FNMA. FHLMC, a corporate instrumentality of the United States, issues participation certificates which represent an interest in mortgages held in FHLMC's portfolio. FHLMC guarantees the timely payment of interest and the ultimate collection of principal. Securities issued or guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States. There can be no assurance that the U.S. government would provide financial support to FNMA or FHLMC if necessary in the future.

                        Although payments on certain mortgage-related securities
                      may be guaranteed by a third party or otherwise similarly secured, the market value of such securities is not secured and may fluctuate significantly because of changes in interest rates and changes in prepayment levels. Thus, for example, if a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether due to changes in interest rates or prepayments of the underlying mortgage collateral. As with other interest-bearing securities, the prices of mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates the mortgages underlying the securities are prone to prepayment which results in amounts being available for reinvestment which are likely to be invested at a lower interest rate. For this and other reasons, the stated maturity of a mortgage-related security may be shortened by unscheduled prepayments on the underlying mortgages and, accordingly, it is not possible to predict accurately the security's return to a Fund. In addition, regular payments received on mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested. As a consequence, mortgage-related securities may be a less effective means of "locking in" interest rates than other types of debt securities having the same stated maturity, may have less potential for capital appreciation and may be considered riskier investments as a result.

                        Adjustable rate mortgage securities ("ARMS") are
                      pass-through certificates representing ownership interests in a pool of adjustable rate mortgages and the resulting cash flow from those mortgages. Unlike conventional debt securities, which provide for periodic (usually semi-annual) payments of interest and payments of principal at maturity or on specified call dates, ARMs provide for monthly payments based on a pro rata share of both periodic interest and principal payments and prepayments of principal on the underlying mortgage pool

                      (less GNMA's, FNMA's, or FHLMC's fees and any applicable loan servicing fees).

                        Collateralized mortgage obligations ("CMOs") are bonds
                      generally issued by single purpose, stand-alone finance subsidiaries or trusts established by financial institutions, government agencies, investment banks, or other similar institutions, and collateralized by pools of mortgage loans. Payments of principal and interest on the collateral mortgages are used to pay debt service on the CMO. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. The principal and interest payment on the underlying mortgages may be allocated among the classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages would be applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

                        One or more classes of CMOs may have coupon rates that
                      reset periodically based on an index, such as the London Interbank Offered Rate ("LIBOR"). Each Fund may purchase fixed, adjustable, or "floating" rate CMOs that are collateralized by fixed rate or adjustable rate mortgages that are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government or are directly guaranteed as to payment of principal and interest by the issuer, which guarantee is collateralized by U.S. government securities or is collateralized by privately issued fixed rate or adjustable rate mortgages.

                        Securities such as zero-coupon obligations,
                      mortgage-backed and asset-backed securities, and collateralized mortgage obligations ("CMOs") will have greater price volatility then other fixed-income obligations. Because declining interest rates may lead to prepayment of underlying mortgages, automobile sales contracts or credit card receivables, the prices of mortgage-related and asset-backed securities may not rise with a decline in interest rates. Mortgage-backed and asset-backed securities and CMOs are extremely sensitive to the rate of principal prepayment. Similarly, callable corporate bonds also present risk of prepayment.

                        During periods of falling interest rates, securities
                      that can be called or prepaid may decline in value relative to similar securities that are not subject to call or prepayment.

                        Real Estate Mortgage Investment Conduits ("REMICs") are
                      private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

                        OPTIONS--Under a call option, the purchaser of the
                      option has the right to purchase, and the writer (the
                      Fund) the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to purchase, the underlying security at the exercise price during the option period.

                        In addition, certain Funds may buy options on stock
                      indices to invest cash on an interim basis. Such options will be listed on a national securities exchange. In order to close out an option position, a Fund may enter into a "closing purchase transaction" -- the purchase of an option on the same security with the same exercise price and expiration date as the option contract previously written on any particular security. When the security is sold, a Fund effects a closing purchase transaction so as to close out any existing option on that security.

                        There are risks associated with such investments
                      including the following: (1) the success of a hedging strategy may depend on the ability of the Advisor or Sub-Advisor to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of securities held by a Fund and the price of options; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

                        RECEIPTS--Interests in separately traded interest and
                      principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of such receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TR's"), "Treasury Investment Growth Receipts" ("TIGR's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TR's, TIGR's and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying securities. See also "FEDERAL TAXATION."

                        REPURCHASE AGREEMENTS--Agreements whereby a Fund will
                      acquire securities from approved financial institutions or registered broker-dealers that agree to repurchase the securities at a mutually agreed-upon date and price. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value equal to 102% of the resale price stated in the agreement. Repurchase agreements involving government securities are not subject to a Fund's fundamental investment limitation on purchasing securities of any one issuer. If the seller defaults on its repurchase obligation or becomes insolvent, the Fund holding such obligations would suffer a loss to the extent that either the proceeds from a sale of the underlying portfolio securities were less than the repurchase price or the Fund's disposition of the securities was delayed pending court action. Securities subject to repurchase agreements will be held by a qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the "1940 Act").

                        REVERSE REPURCHASE AGREEMENTS--A Fund may borrow funds
                      for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund's investment objective and fundamental investment restrictions; as a matter of non-fundamental policy, each Fund intends to limit such investments to no more than 10% of the value of its total assets. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high-quality debt securities consistent with the Fund's investment objective having a value equal to 102% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

                        RULE 144A SECURITIES--Rule 144A Securities are
                      securities that have not been registered under the Securities Act of 1933, but which may be traded between certain qualified institutional investors, including investment companies. The absence of a secondary market may affect the value of the Rule 144A Securities. The Board of Trustees of the Group has established guidelines and procedures to be utilized to determine the liquidity of such securities.

                        SECURITIES ISSUED ON A FORWARD COMMITMENT BASIS OR
                      WHEN-ISSUED SECURITIES--Securities purchased for delivery beyond the normal settlement date at a stated price and yield and which thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. When a Fund agrees to purchase when-issued securities or enter into forward commitments, the Group's custodian will be instructed to set aside cash or liquid portfolio securities equal to the amount of the commitment in a segregated account. A Fund will generally not pay for such securities and no income will accrue on the securities until they are received. These securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Therefore, the purchase of securities on a "when-issued" basis or forward commitments may increase the risk of fluctuations in a Fund's net asset value.

                        SECURITIES LENDING--During the time portfolio securities
                      are on loan from a Fund, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by the Fund or the borrower at any time and, while a Fund will generally not have the right to vote securities on loan, it will terminate the loan and regain the right to vote if that is considered important with respect to the investment. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, a Fund will receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the lending agent, with oversight by the Advisor, and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund.

                        SECURITIES SUBJECT TO A PUT FEATURE--A "put" feature
                      permits a Fund to sell a fixed income security at a fixed price prior to maturity. The underlying fixed income securities subject to a put may be sold at any time at the market rates. However, unless the put was an integral part of the fixed income security as originally issued, it may not be marketable or assignable. Generally, a premium is paid for a put feature or a put feature is purchased separately which results in a lower yield than would otherwise be available for the same fixed income securities.

                        TIME DEPOSITS--Non-negotiable receipts issued by U.S. or
                      foreign banks in exchange for the deposit of funds. Like certificates of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

                        U.S. GOVERNMENT AGENCY SECURITIES--Certain Federal
                      agencies have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the U.S. Treasury. The issues of other agencies are supported only by the credit of the instrumentality (e.g., FNMA securities).

                        U.S. TREASURY OBLIGATIONS--Bills, notes, and bonds
                      issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations known as Separately Traded Registered Interest and Principal Securities ("STRIPS") that are transferable through the Federal book-entry system.

                        U.S. Government Securities generally do not involve the
                      credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from otherwise comparable corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will in many cases not affect interest income on existing portfolio securities, but will be reflected in the Fund's net asset value. Because the magnitude of these fluctuations will generally be greater at times when a Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer-term securities.

                        VARIABLE AND FLOATING RATE INSTRUMENTS--Obligations that
                      may carry variable or floating rates of interest, may involve conditional or unconditional demand features and may include variable amount master demand notes. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

                        WARRANTS--Securities that entitle the holder to buy a
                      proportionate amount of common stock at a specified price for a limited or unlimited period of time. Warrants are often freely transferable and are traded on major stock exchanges.

                        YANKEE BONDS--Dollar denominated securities issued by
                      foreign-domiciled issuers that obligate the issuer to pay the bondholder a specified sum of money, usually semiannually, and to repay the principal amount of the loan at maturity. Sovereign bonds are bonds issued by the governments of foreign countries. Supranational bonds are those issued by supranational entities, such as the World Bank and European Investment Bank. Canadian bonds are bonds issued by Canadian provinces.

                        ZERO-COUPON OBLIGATIONS--Non-income producing securities
                      evidencing ownership of future interest and principal payments on bonds. These obligations pay no current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price.

                        For federal income tax purposes, the difference between
                      the par value and the original issue price (original issue discount) is included in the income of a holder of a zero-coupon obligation over the term of the obligation even though the interest is not paid until maturity. The amount included in income is determined under a constant interest rate method. In addition, if an obligation is purchased subsequent to its original issue, a holder such as the Income Funds may elect to include market discount in income currently on a ratable accrual method or a constant interest rate method. Market discount is the difference between the obligation's "adjusted issue price" (the original issue price plus original issue discount accrued to date) and the holder's purchase price. If no such election is made, gain on the disposition of a market discount obligation is treated as ordinary income (rather than capital gain) to the extent it does not exceed the accrued market discount.

                        Zero-coupon obligations have greater price volatility
                      than other fixed-income obligations of similar maturity and such obligations will be purchased when the yield spread, in light of the obligation's duration, is considered advantageous.

                          HighMark FIXED INCOME FUNDS
                            INVESTMENT PORTFOLIOS OF
                                 HighMark FUNDS
                   For further information (including current
                  yield, purchase and redemption information),
                              call 1-800-433-6884

INVESTMENT ADVISOR
Pacific Alliance Capital Management,
a division of Union Bank of California, N.A.
475 Sansome Street
Post Office Box 45000
San Francisco, CA 94104

SUB-ADVISOR
Bank of Tokyo-Mitsubishi Trust Company
1251 Avenue of the Americas
New York, New York 10116

CUSTODIAN
Union Bank of California, N.A.
475 Sansome Street
Post Office Box 45000
San Francisco, CA 94104

ADMINISTRATOR & DISTRIBUTOR
SEI Fund Resources and
SEI Financial Services Company
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Ropes & Gray
One Franklin Square
1301 K Street, N.W., Suite 800 East
Washington, D.C. 20005

AUDITORS
Deloitte & Touche LLP
1700 Courthouse Plaza Northeast
Dayton, OH 45402

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY HIGHMARK OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY HIGHMARK OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

NOT FDIC INSURED

                                [HIGHMARK LOGO]

                                 HIGHMARK FUNDS

                               TRS-17236(R12/95)

     INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                             SUBJECT TO COMPLETION

                                 HIGHMARK FUNDS

                                  EQUITY FUNDS

  HighMark Funds ("HighMark") is an open-end, diversified, registered investment company that offers a convenient means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to
HighMark's:
                                 - Income Equity Fund
                                 - Value Momentum Fund
                                 - Blue Chip Growth Fund
                                 - Growth Fund
                                 - Emerging Growth Fund

                                FIDUCIARY SHARES

  HighMark's Fiduciary Shares are offered to the following investors: (i) fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank of California, N.A. or its affiliates; (ii) Select IRA accounts established with The Bank of California, N.A. and invested in any of HighMark's Equity or Income Funds prior to June 20, 1994, which have remained continuously open thereafter and which are not considered to be fiduciary accounts; (iii) Shareholders who currently own Shares of HighMark's Equity or Income Funds that were purchased prior to June 20, 1994 within an account registered in their name with the Funds; and (iv) present and retired directors, officers and employees (and their spouses and children under the age of 21) of Union Bank of California, N.A., HighMark's current or former distributors or their respective affiliated companies who currently own Shares of HighMark Funds which were purchased before April 30, 1997.

  This Prospectus sets forth concisely the information about HighMark and the Funds that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated the same date as this Prospectus has been filed with the Securities and Exchange Commission and is available without charge by writing the Distributor, SEI Financial Services Company, Oaks, Pennsylvania 19456, or by calling 1-800-433-6884. The Statement of Additional Information is incorporated into this Prospectus by reference. This Prospectus relates only to the Fiduciary Shares of the Equity Funds. Interested persons who wish to obtain a prospectus for the other Funds of HighMark may contact the Distributor at the above address and telephone number.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COM MISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

HIGHMARK'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING UNION BANK OF CALIFORNIA, N.A., BANK OF
TOKYO-MITSUBISHI, LIMITED OR ANY OF THEIR AFFILIATES OR CORRESPONDENTS. HIGHMARK ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN HIGHMARK INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

February 26, 1997
Fiduciary Shares

                                    SUMMARY

HIGHMARK FUNDS ("HighMark") is an open-end, diversified, registered investment company providing a convenient way to invest in professionally managed portfolios of securities. The following provides basic information about the Fiduciary Shares of the Income Equity, Value Momentum, Blue Chip Growth, Growth, and Emerging Growth Funds (each a "Fund" and sometimes referred to in this prospectus as the "Equity Funds.") This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in the Prospectus and in the Statement of Additional Information.

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES? THE INCOME EQUITY FUND seeks investments in equity securities that provide current income through the regular payment of dividends, with the goal that the Fund will have a high current yield and a low level of price volatility; opportunity for long-term growth of asset value is a secondary consideration. THE VALUE MOMENTUM FUND seeks long-term capital growth with a secondary objective of income. THE BLUE CHIP GROWTH FUND seeks long-term capital growth by investing in a diversified portfolio of common stocks and other equity securities of seasoned, large capitalization companies. THE GROWTH FUND seeks long-term capital appreciation through investments in equity securities; the production of current income is an incidental objective. THE EMERGING GROWTH FUND seeks long-term growth of capital by investing in a diversified portfolio of equity securities of small capitalization, emerging growth companies. (See "INVESTMENT OBJECTIVES.")

WHAT ARE THE FUNDS' PERMITTED INVESTMENTS? Each of the Funds primarily invests, consistent with its investment objective, in equity securities including common stocks and securities convertible into common stocks. Each Fund may also invest consistent with its investment objective and investment policies in certain other instruments. (See "INVESTMENT POLICIES.")

WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE FUNDS? The investment policies of each Fund entail certain risks and considerations of which an investor should be aware. Each of the Funds may purchase common stocks and other equity securities that are volatile and which may fluctuate in value more than other types of investments. Values of fixed income securities and, correspondingly, share prices of Funds invested in such securities, tend to vary inversely with interest rates, and may be affected by other market and economic factors as well. In addition, the securities of the emerging growth companies in which the Emerging Growth Fund may invest may be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established growth companies. (See "Risk Factors.")

ARE MY INVESTMENTS INSURED? HighMark's Shares are not federally insured by the FDIC or any other government agency. Any guarantee by the U.S. Government, its agencies or any instrumentalities of the securities in which any Fund invests guarantees only the payment of principal and interest on the guaranteed security, and does not guarantee the total return or value of the security or total return or value of Shares of that Fund.

WHO IS THE ADVISOR? Pacific Alliance Capital Management, a division of Union Bank of California, N.A., serves as the Advisor to HighMark. (See "The Advisor.")

WHO IS THE SUB-ADVISOR? Bank of Tokyo-Mitsubishi Trust Company serves as the Sub-Advisor to the Emerging Growth and Blue Chip Growth Funds. (See "The Sub-Advisor.")

WHO IS THE ADMINISTRATOR? SEI Fund Resources serves as the Administrator of HighMark. (See "The Administrator.")

WHO IS THE CUSTODIAN? Union Bank of California, N.A. (the "Bank") serves as the custodian of HighMark's assets. (See "The Custodian.")

WHO IS THE DISTRIBUTOR? SEI Financial Services Company acts as distributor of HighMark's Shares. (See "The Distributor.")

HOW DO I PURCHASE AND REDEEM SHARES? Purchases and redemptions may be made through the Distributor on days on which both the New York Stock Exchange and the Federal Reserve wire system are open for business ("Business Days"). The minimum initial investment is generally $1,000. A purchase order will be effective if the Distributor receives an order prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time). Purchase orders for Shares will be executed at a per Share price equal to the asset value next determined after the purchase order is effective. Redemption orders must be placed prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time) on any Business Day for the order to be effective that day. (See "PURCHASE AND REDEMPTION OF SHARES.")

HOW ARE DIVIDENDS PAID? Substantially all of the net investment income (exclusive of capital gains) of the Funds is distributed in the form of monthly dividends to Shareholders of record. Any capital gain is distributed at least annually. Distributions are paid in additional Shares unless the Shareholder elects to take the payment in cash. ( See "DIVIDENDS.")

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
Summary...............................................................................    2
Equity Funds Fee Table................................................................    5
Financial Highlights..................................................................    7
Fund Description......................................................................   12
Investment Objectives.................................................................   12
Investment Policies...................................................................   13
  Income Equity Fund..................................................................   13
  Value Momentum Fund.................................................................   13
  Blue Chip Growth Fund...............................................................   14
  Growth Fund.........................................................................   14
  Emerging Growth Fund................................................................   14
General...............................................................................   15
  Money Market Instruments............................................................   15
  Illiquid and Restricted Securities..................................................   15
  Lending of Portfolio Securities.....................................................   15
  Other Investments...................................................................   15
  Risk Factors........................................................................   17
Investment Limitations................................................................   18
  Portfolio Turnover..................................................................   19
Purchase and Redemption of Shares.....................................................   19

                                                                                        PAGE
                                                                                        ----
Exchange Privileges...................................................................   20
Dividends.............................................................................   21
Federal Taxation......................................................................   22
Service Arrangements..................................................................   23
  The Advisor.........................................................................   23
  Sub-Advisor.........................................................................   24
  Administrator.......................................................................   25
  The Transfer Agent..................................................................   26
  Shareholder Service Plan............................................................   26
  Distributor.........................................................................   26
  Banking Laws........................................................................   27
  Custodian...........................................................................   27
General Information...................................................................   27
  Description of HighMark & Its Shares................................................   27
  Performance Information.............................................................   28
  Miscellaneous.......................................................................   29
Description of Permitted Investments..................................................   30

                             EQUITY FUNDS FEE TABLE

                                                                INCOME      VALUE     BLUE CHIP                EMERGING
                                                                EQUITY     MOMENTUM    GROWTH      GROWTH       GROWTH
                                                                 FUND        FUND       FUND        FUND         FUND
                                                               FIDUCIARY   FIDUCIARY  FIDUCIARY   FIDUCIARY   FIDUCIARY
                                                                SHARES      SHARES     SHARES      SHARES       SHARES
                                                               ---------   --------   ---------   ---------   ----------
SHAREHOLDER TRANSACTION EXPENSES(A)
  Maximum Sales Load Imposed on Purchases (as a percentage of
    offering price)..........................................        0%         0%          0%          0%          0%
  Maximum Sales Load Imposed on Reinvested Dividends (as a
    percentage of offering price)............................        0%         0%          0%          0%          0%
  Deferred Sales Load (as a percentage of original purchase
    price or redemption proceeds, as applicable).............        0%         0%          0%          0%          0%
  Redemption Fees (as a percentage of amount redeemed, if
    applicable)(b)...........................................        0%         0%          0%          0%          0%
  Exchange Fee(a)............................................    $   0       $  0       $   0       $   0        $  0
ANNUAL OPERATING EXPENSES (as a percentage of net assets)
  Management Fees............................................     0.60%      0.60%       0.60%       0.60%       0.80%
  12b-1 Fees.................................................        0%         0%          0%          0%          0%
  Other Expenses (after voluntary reduction)(c)..............     0.31%      0.21%       0.22%       0.30%       0.23%
  Total Fund Operating Expenses(d)...........................     0.91%      0.81%       0.82%       0.90%       1.03%
                                                                  ====       ====        ====        ====        ====

  EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period.

                                                                         3        5        10
                                                              1 YEAR   YEARS    YEARS     YEARS
                                                              ------   ------   ------   -------
Income Equity Fund Fiduciary Shares.........................   $  9     $ 29     $ 50     $ 112
Value Momentum Fund Fiduciary Shares........................   $  8     $ 26     $ 45     $ 100
Blue Chip Growth Fund Fiduciary Shares......................   $  8     $ 26     $ 46     $ 101
Growth Fund Fiduciary Shares................................   $  9     $ 29     $ 50     $ 111
Emerging Growth Fund Fiduciary Shares.......................   $ 11     $ 33     $ 57     $ 126

  The purpose of the tables above is to assist an investor in the Equity Funds in understanding the various costs and expenses that a Shareholder will bear directly or indirectly. For a more complete discussion of each Fund's annual operating expenses, see SERVICE ARRANGEMENTS below. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
---------------

(a) Certain entities (including Union Bank of California and its affiliates) making investments in the Equity Funds on behalf of their customers may charge customers fees for services provided in connection with the investment in, redemption of, and exchange of Shares. (See PURCHASE AND REDEMPTION OF SHARES, EXCHANGE PRIVILEGES, and SERVICE ARRANGEMENTS--below.)

(b) A wire redemption charge is deducted from the amount of a wire redemption payment made at the request of a Shareholder. (See REDEMPTION OF SHARES below.)

(c) OTHER EXPENSES for the Value Momentum, Emerging Growth and Blue Chip Growth Funds are based on each Fund's estimated expenses for the current fiscal year. Absent voluntary fee waivers, OTHER EXPENSES would be 0.48% for the Fiduciary Shares of the Income Equity, Value Momentum and Growth Funds, 0.49% for the Fiduciary Shares of the Blue Chip Growth Fund and 0.50% for the Fiduciary Shares of the Emerging Growth Fund.

(d) Absent voluntary fee waivers, TOTAL FUND OPERATING EXPENSES would be: 1.08% for the Fiduciary Shares of the Income Equity, Value Momentum and Growth Funds, 1.09% for the Fiduciary Shares of the Blue Chip Growth Fund, and 1.30% for the Fiduciary Shares of the Emerging Growth Fund.

                              FINANCIAL HIGHLIGHTS

  The tables below set forth certain financial information with respect to the Fiduciary Shares of the Income Equity Fund and the Growth Fund. Financial highlights for the Income Equity Fund and the Growth Fund for the period ended July 31, 1996 have been derived from financial statements audited by Deloitte & Touche LLP, independent auditors for HighMark, whose report thereon is included in the Statement of Additional Information. Prior to the fiscal year ended July 31, 1996, Coopers & Lybrand L.L.P. served as independent accountants for HighMark. Financial highlights for the Income Equity Fund for the periods indicated have been derived from financial statements audited by Coopers & Lybrand L.L.P. Financial highlights for the Income Equity Fund for the years ended December 31, 1987, 1986, 1985, and for the period ended December 31, 1984 have been derived from financial statements examined by other auditors whose report thereon is on file with the Securities and Exchange Commission. Financial highlights for the Income Equity Fund for the period from January 1, 1988 through June 22, 1988 are derived from unaudited financial statements prepared by HighMark.

  The Value Momentum Fund, the Blue Chip Growth Fund and the Emerging Growth Fund had not commenced operations in HighMark as of July 31, 1996.

  Prior to June 20, 1994, the Income Equity Fund and the Growth Fund offered a single class of Shares (now designated Fiduciary Shares) throughout the periods shown.

                               INCOME EQUITY FUND

                                                            YEAR ENDED JULY 31,
                                     ------------------------------------------------------------------
                                       1996        1995       1994(A)
                                     ---------   ---------   ---------
                                     FIDUCIARY   FIDUCIARY   FIDUCIARY     1993       1992       1991
                                     ---------   ---------   ---------   --------   --------   --------
Net Asset Value, Beginning of
  Period...........................  $   13.00   $   11.92   $   12.13   $  11.42   $  10.22   $  10.46
                                      --------    --------    --------   --------   --------   --------
Investment Activities
  Net investment income............       0.42        0.44        0.39       0.38       0.40       0.46
  Net realized and unrealized gains
     (losses) on investments.......       1.93        1.50        0.12       0.71       1.20       0.61
                                      --------    --------    --------   --------   --------   --------
Total from Investment Activities...       2.35        1.94        0.51       1.09       1.60       1.07
                                      --------    --------    --------   --------   --------   --------
Distributions
  Net investment income............      (0.42)      (0.44)      (0.39)     (0.38)     (0.40)     (0.46)
  Net realized gains...............      (0.66)      (0.42)      (0.33)                           (0.85)
                                      --------    --------    --------   --------   --------   --------
Total Distributions................      (1.08)      (0.86)      (0.72)     (0.38)     (0.40)     (1.31)
                                      --------    --------    --------   --------   --------   --------
Net Asset Value, End of Period.....  $   14.27   $   13.00   $   11.92   $  12.13   $  11.42   $  10.22
                                      ========    ========    ========   ========   ========   ========
Total Return.......................      18.25%      17.26%       4.23%      9.75%     16.04%     12.60%
Ratios/Supplementary Data:
  Net Assets at end of period
     (000).........................  $ 262,660   $ 221,325   $ 213,328   $104,840   $ 74,478   $ 49,047
  Ratio of expenses to average net
     assets........................       1.03%       1.06%       1.06%      1.15%      1.16%      1.17%
  Ratio of net investment income to
     average net assets............       2.95%       3.59%       3.29%      3.27%      3.76%      4.81%
  Ratio of expenses to average net
     assets*.......................       1.27%       1.30%       1.10%      1.21%      1.29%      1.40%
  Ratio of net investment income to
     average net assets*...........       2.71%       3.34%       3.24%      3.22%      3.64%      4.58%
Portfolio turnover.................      41.51%      36.64%      33.82%     29.58%     23.05%     33.10%

                                                                                        JUNE 23,
                                                                                        1988 TO
                                                                YEAR ENDED JULY 31,     JULY 31,
                                                                -------------------     --------
                                                                 1990        1989       1988(C)
                                                                -------     -------     --------
Net Asset Value, Beginning of Period..........................  $ 12.12     $ 10.00     $  10.00
                                                                -------     -------      -------
Investment Activities
  Net investment income.......................................     0.54        0.49         0.03
  Net realized and unrealized gains (losses) on investments...    (0.62)       2.22
                                                                -------     -------      -------
Total from investment Activities..............................    (0.08)       2.71         0.03
                                                                -------     -------      -------
Distributions
  Net Investment income.......................................    (0.54)      (0.49)       (0.03)
  Net realized gains..........................................    (1.04)      (0.10)
                                                                -------     -------      -------
Total Distributions...........................................    (1.58)      (0.59)       (0.03)
                                                                -------     -------      -------
Net Asset Value, End of Period................................  $ 10.46     $ 12.12     $  10.00
                                                                =======     =======      =======
Total Return..................................................    (0.84)%     28.16%        1.31%(d)
Ratios/Supplementary Data:
  Net Assets at end of period (000)...........................  $41,280     $40,027     $ 30,495
  Ratio of expenses to average net assets.....................     1.15%       1.19%        0.99%(b)
  Ratio of net investment income to average net assets........     4.82%       4.61%        2.56%(b)
  Ratio of expenses to average net assets*....................     1.41%       1.41%        1.41%(b)
  Ratio of net investment income to average net assets*.......     4.56%       4.39%        2.14%(b)
Portfolio turnover............................................    37.11%      28.83%        3.12%(b)

---------------
(a) On June 20, 1994, the Income Equity Fund commenced offering Investor Shares (now called "Retail Shares") and designated existing Shares as Fiduciary Shares.

(b) Annualized.

(c) The Income Equity Fund commenced operations on June 23, 1988 as a result of the reorganization involving the Income Equity Portfolio of the IRA collective Investment Fund described under GENERAL
    INFORMATION--Reorganization of The IRA Fund & HighMark.

(d) Not annualized.

 * During the period the investment advisory and administration fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                      PER SHARE INCOME AND CAPITAL CHANGES
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS)

           THE IRA COLLECTIVE INVESTMENT FUND INCOME EQUITY PORTFOLIO

                                                         PERIOD FROM
                                                           JAN. 1,
                                                            1988
                                                           THROUGH          YEAR ENDED DEC. 31,
                                                          JUNE 22,       -------------------------
                                                         1988(A)(B)       1987(A)        1986(A)
                                                         (UNAUDITED)     (AUDITED)      (AUDITED)
                                                         -----------     ----------     ----------
Investment income......................................  $     0.440     $    0.927     $    0.944
Operating expenses.....................................        0.102          0.185(d)       0.154(d)
Net investment income..................................        0.338          0.742          0.790
Dividends from net investment income...................       (0.338)        (0.742)        (0.790)
Net realized and unrealized gain (loss) on
  investments..........................................        1.884         (0.564)         1.934
                                                          ----------     ----------     ----------
Increase (decrease) in net asset value.................        1.884         (0.564)         1.934
Net Asset Value:
  Beginning of period..................................       14.059         14.623         12.689
                                                          ----------     ----------     ----------
  End of period........................................  $    15.943     $   14.059     $   14.623
                                                          ==========     ==========     ==========
Ratio of expenses to average net assets(c)(d)..........         1.41%          1.12%          0.97%
Ratio of net investment income to average net
  assets(c)............................................         5.45%          4.50%          4.96%
Portfolio turnover.....................................         5.83%         20.88%         12.07%
Number of Shares/units outstanding at end of period....    1,940,573      1,978,920      1,416,327

---------------

(a) The per share amount is calculated using weighted-average Shares outstanding.
(b) The Income Equity Fund commenced operations on June 23, 1988 as a result of the reorganization involving the Income Equity Portfolio of the IRA Collective Investment Fund.
(c) Annualized based on the period of which assets were held.
(d) The expenses shown are not representative of expenses actually incurred by the Income Equity Portfolio through May 31, 1987. During mid-May 1985, The Bank of California, N.A., investment adviser to the Income Equity Portfolio, commenced charging its management fee, and commencing June 1, 1987, operating expenses were charged to the Income Equity Portfolio. Had the maximum allowable operating expenses and management fees been paid by the Income Equity Portfolio for the entire period pursuant to the Management Agreement between the Income Equity Portfolio and The Bank of California, N.A., the per unit expenses and net investment income would have been as follows:

                                                           PERIOD FROM
                                                             JAN. 1,
                                                              1988
                                                             THROUGH          YEAR ENDED DEC. 31,
                                                            JUNE 22,       -------------------------
                                                              1988            1987           1986
                                                           (UNAUDITED)     (AUDITED)      (AUDITED)
                                                           -----------     ----------     ----------
Expenses.................................................    $ 0.257        $  0.260       $  0.248
Net investment income....................................      0.183           0.612          0.557
Net asset value, end of year.............................     15.943          14.059         14.623
Expenses as a percentage of average net assets...........      2.00%(c)         1.67%          2.00%

                                  GROWTH FUND

                                                                YEAR ENDED JULY 31,
                                                               ---------------------
                                                                                       NOV. 18, 1993 TO
                                                                 1996        1995      JULY 31, 1994(A)
                                                               ---------   ---------   ----------------
                                                               FIDUCIARY   FIDUCIARY      FIDUCIARY
                                                               ---------   ---------   ----------------
Net Asset Value, Beginning of Period.........................   $  11.87    $   9.76       $  10.00
                                                                  ------      ------         ------
Investment Activities
Net investment income........................................       0.12        0.15           0.05
Net realized and unrealized gains (losses) on investments....       1.35        2.26          (0.24)
                                                                  ------      ------         ------
          Total from Investment Activities...................       1.47        2.41          (0.19)
                                                                  ------      ------         ------
Distributions
Net investment income........................................      (0.12)      (0.15)         (0.05)
Net realized gains...........................................      (0.64)      (0.15)            --
                                                                  ------      ------         ------
          Total Distributions................................      (0.76)      (0.30)         (0.05)
                                                                  ------      ------         ------
Net Asset Value, End of Period...............................   $  12.58    $  11.87       $   9.76
                                                                  ======      ======         ======
Total Return.................................................      12.72%      25.23%         (1.87)%(c)
Ratios/Supplementary Data:
  Net Assets at end of period (000)..........................   $ 41,495    $ 25,096       $ 15,254
  Ratio of expenses to average net assets....................       0.93%       0.79%          0.77%(b)
  Ratio of net investment income to average net assets.......       0.98%       1.40%          0.86%(b)
  Ratio of expenses to average net assets*...................       1.67%       1.92%          2.61%(b)
  Ratio of net investment income loss to average net
     assets*.................................................       0.23%       0.26%         (0.98)%(b)
Portfolio turnover...........................................      78.58%      67.91%        123.26%

---------------
(a) Period from commencement of operations. On June 20, 1994, the Growth Fund commenced offering Investor Shares (now called "Retail Shares") and designated existing shares as Fiduciary Shares.

(b) Annualized.

(c) Not annualized.

 * During the period, certain fees were voluntarily reduced. In addition, certain expenses were reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.

FUND
DESCRIPTION             HighMark Funds ("HighMark") is an open-end, diversified,
                      registered investment company that currently offers units of beneficial interest ("Shares") in sixteen separate investment portfolios ("Funds"). All of the Funds are advised by Pacific Alliance Capital Management (the "Advisor"), a division of Union Bank of California, N.A. Shareholders may purchase Shares of selected Funds through two separate classes (the "Retail" and "Fiduciary" classes). These classes may have different sales charges and other expenses, which may affect performance. Information regarding HighMark's other Funds and other classes is contained in separate prospectuses that may be obtained from HighMark's Distributor, SEI Financial Services Company, at Oaks, Pennsylvania 19456, or by calling 1-800-433-6884.

                        For information concerning those investors who qualify
                      to purchase Fiduciary Shares, see PURCHASE AND REDEMPTION OF SHARES below. (Fiduciary Shares may be hereinafter referred to as "Shares.")

INVESTMENT
OBJECTIVES              The investment objectives of the Funds are as follows:

                        The Income Equity Fund seeks investments in equity
                      securities that provide current income through the regular payment of dividends, with the goal that the Income Equity Fund will have a high current yield and a low level of price volatility. Opportunity for long-term growth of asset value is a secondary consideration.

                        The Value Momentum Fund seeks long-term capital growth
                      with a secondary objective of income.

                        The Blue Chip Growth Fund seeks long-term capital growth
                      by investing in a diversified portfolio of common stocks and other equity securities of seasoned, large capitalization companies.

                        The Growth Fund seeks long-term capital appreciation
                      through investments in equity securities. The production of current income is an incidental objective.

                        The Emerging Growth Fund seeks long-term growth of
                      capital by investing in a diversified portfolio of equity securities of small capitalization, emerging growth companies.

                        The investment objectives and certain of the investment
                      limitations of the Funds may not be changed without a vote of the holders of a majority of the outstanding Shares of the respective Fund (as defined under GENERAL
                      INFORMATION -- Miscellaneous below). There can be no assurance that a Fund will achieve its investment objective.

INVESTMENT
POLICIES              Income Equity Fund

                        Under normal market conditions, the Income Equity Fund
                      will invest at least 65% of its total assets in equity securities, including common stocks, warrants to purchase common stocks, American Depositary Receipts ("ADRs"), preferred stocks and securities (including debt securities) convertible into or exercisable for common stocks. The Income Equity Fund's investments primarily consist of the common stocks of U.S. corporations that regularly pay dividends, although there can be no assurance that a corporation will continue to pay dividends. Investments will be made in an attempt to keep the Income Equity Fund's yield above the S&P 500's yield by approximately one-third to one-half the difference between the S&P 500's yield and the yield on long-term U.S. Government bonds.

                        The Income Equity Fund generally invests in stocks with
                      favorable, long-term fundamental characteristics when their current relative yields are at the upper end of their historical yield ranges. Frequently, these stocks are out of favor in the financial community and investors see little opportunity for price appreciation. The Fund may also invest in major U.S. corporations in a mature stage of development or operating in slower areas of the economy. While it is anticipated that a significant part of the total growth in asset value experienced by the Income Equity Fund will result from companies' improving prospects (although there can be no assurance that this will in fact occur), dividends will provide a substantial portion of the Fund's total return. When yields on stocks held by the Income Equity Fund drop to the lower end of their historical ranges, the Fund may begin to reduce its holdings. Similarly, if there is a significant fundamental change that impairs a company's ability to pay dividends, or if the yield on a stock dips below the yield of the general market, the Income Equity Fund may eliminate its holdings in these stocks.

                      Value Momentum Fund

                        Under normal market conditions, the Value Momentum Fund
                      will invest at least 65% of its total assets in equity securities, including common stocks, warrants to purchase common stocks, ADRs, preferred stocks and securities (including debt securities) convertible into or exercisable for common stocks. The Value Momentum Fund will be invested primarily in securities which the Advisor believes to be undervalued relative to the market and to the security's historic valuation. Stocks are then screened for positive price or earnings momentum. Securities purchased will generally have a medium to high market capitalization. A majority of the securities in which the Value Momentum Fund invests will be dividend paying.

                      Blue Chip Growth Fund

                        Under normal market conditions, the Blue Chip Growth
                      Fund will invest at least 65% of its total assets in equity securities, including common stocks, warrants to purchase common stocks, ADRs, preferred stocks and securities (including debt securities) convertible into or exercisable for common stocks. The Fund primarily invests in equity securities of seasoned, large capitalization companies. A seasoned company is generally a company with an operating history of 3 years or more. A large capitalization company is generally a company with capitalization in excess of $1.0 billion. A majority of the Fund's equity investments ordinarily will consist of dividend-paying securities.

                      Growth Fund

                        Under normal market conditions, the Growth Fund will
                      invest at least 65% of its total assets in equity securities, including common stocks, warrants to purchase common stocks, ADRs, preferred stocks and securities (including debt securities) convertible into or exercisable for common stocks, of growth-oriented companies. The Growth Fund emphasizes a well-diversified portfolio of medium to large capitalization growth companies (capitalization in excess of $500 million) with a record of above average growth in earnings. The Fund focuses on companies that the Advisor believes to have enduring quality and above average earnings growth. Among the criteria the Fund uses to screen for stock selection are earnings growth, return on capital, brand identity, recurring revenues, price and quality of management team.

                      Emerging Growth Fund

                        Under normal market conditions, the Emerging Growth Fund
                      will invest at least 65% of its total assets in equity securities, including common stocks, warrants to purchase common stocks, ADRs, preferred stocks and securities (including debt securities) convertible into or exercisable for common stocks of small and medium capitalization companies. Small and medium capitalization companies are those with capitalization between $50 million and $1 billion and the potential for growth or those which, in the Advisor's opinion, have potential for above-average long-term capital appreciation. An emerging growth company is one which, in the Advisor's judgment, is in the developing stages of its life cycle and has demonstrated or is expected to achieve rapid growth in earnings and/or revenues. Emerging growth companies are characterized by opportunities for rapid growth rates and/or dynamic business changes. Emerging growth companies, regardless of size, tend to offer the potential for accelerated earnings or revenue growth because of new products or technologies, new channels of distribution, revitalized management or industry conditions, or similar opportunities. A company may or may not yet be profitable at the time the Emerging

                      Growth Fund invests in its securities. Current income will not be a criterion of investment selection, and any such income should be considered incidental. Many of the securities in which the Fund invests will not pay dividends.

                        The Emerging Growth Fund may also invest in equity
                      securities of companies in "special equity situations," meaning companies experiencing unusual and possibly non-repetitive developments, such as mergers; acquisitions; spin-offs; liquidations; reorganizations; and new products, technology or management. Since a special equity situation may involve a significant change from a company's past experiences, the uncertainties in the appraisal of the future value of the company's equity securities and the risk of a possible decline in the value of the Emerging Growth Fund's investments are significant.

GENERAL               Money Market Instruments

                        Under normal market conditions, each Equity Fund may
                      invest up to 35% of its total assets in money market instruments. When market conditions indicate a temporary "defensive" investment strategy as determined by the Advisor, a Fund may invest more than 35% of its total assets in money market instruments. A Fund will not be pursuing its investment objective to the extent that a substantial portion of its assets are invested in money market instruments.

                      Illiquid and Restricted Securities

                        Each Fund shall limit investment in illiquid securities
                      to 15% or less of its net assets. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. The absence of a trading market can make it difficult to ascertain the market value of the illiquid securities. Each Fund may purchase restricted securities which have not been registered under the Securities Act of 1933 (e.g., Rule 144A Securities and Section 4(2) commercial paper) subject to policies approved by the Board of Trustees. See INVESTMENT RESTRICTIONS in the Statement of Additional Information.

                      Lending of Portfolio Securities

                        In order to generate additional income, a Fund may lend
                      its portfolio securities to broker-dealers, banks or other institutions. A Fund may lend portfolio securities in an amount representing up to 33 1/3% of the value of the Fund's total assets.

                      Other Investments

                        The Funds may enter into repurchase agreements and
                      reverse repurchase agreements.

                        The Equity Funds may enter into forward commitments or
                      purchase securities on a "when-issued" basis. Each Equity Fund expects that commitments by a Fund to enter into forward commitments or purchase when-issued securities will not exceed 25% of the value of the Fund's total assets under normal market conditions. The Equity Funds do not intend to purchase when-issued securities or forward commitments for speculative or leveraging purposes but only for the purpose of acquiring portfolio securities.

                        The Funds may also invest in money market instruments,
                      money market funds, and in cash, and may invest in other registered investment companies with similar investment objectives.

                        A Fund may invest up to 5% of its total assets in the
                      shares of any one registered investment company, but may not own more than 3% of the securities of any one registered investment company or invest more than 10% of its assets in the securities of other registered investment companies. In accordance with an exemptive order issued to HighMark by the SEC, such other registered investment company securities may include shares of a money market fund of HighMark, and may include registered investment companies for which the Advisor or Sub-Advisor to a Fund of HighMark, or an affiliate of such Advisor or Sub-Advisor, serves as investment advisor, administrator or distributor. Because other registered investment companies employ an investment advisor, such investment by a Fund may cause Shareholders to bear duplicative fees. The Advisor will waive its fees attributable to the assets of the investing Fund invested in a money market fund of HighMark, and, to the extent required by applicable law, the Advisor will waive its fees attributable to the assets of the Fund invested in any investment company. Some Funds are subject to additional restrictions on investments in other investment companies. See "INVESTMENT RESTRICTIONS" in the Statement of Additional Information.

                        Each Fund may write covered calls on its equity
                      securities and enter into closing transactions with respect to covered call options.

                        A Fund's assets may be invested in options, futures
                      contracts and options on futures, Standard & Poor's Depositary Receipts ("SPDRs"), and investment grade bonds. The aggregate value of options on securities (long puts and calls) will not exceed 10% of a Fund's net assets at the time such options are purchased by the Fund.

                        A Fund may enter into futures and options on futures
                      only to the extent that obligations under such contracts or transactions, together with options on securities, represent not more than 25% of the Fund's assets.

                        Each Fund may purchase options in stock indices to
                      invest cash on an interim basis. The aggregate premium paid on all options on stock indices cannot exceed 20% of the Fund's total assets.

                        All of the common stocks in which the Funds invest
                      (including foreign securities in the form of ADRs, but not including Rule 144A Securities) are traded on registered exchanges or in the over-the-counter market.

                        For further information, see "DESCRIPTION OF PERMITTED
                      INVESTMENTS."

                      Risk Factors

                        Since the Equity Funds invest in equity securities, each
                      Fund's Shares will fluctuate in value, and thus may be more suitable for long-term investors who can bear the risk of short-term fluctuations. In addition, the market value of the fixed-income securities bears an inverse relationship to changes in market interest rates, which may affect the net asset value of Shares. The longer the remaining maturity of a security, the greater is the effect of interest rate changes on its market value. Changes in the value of a Fund's fixed-income securities will not affect cash income received from ownership of such securities, but will affect a Fund's net asset value.

                        An Equity Fund may invest in convertible securities,
                      which include corporate bonds, notes or preferred stocks that can be converted into common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into common stock, their values will normally vary in some proportion with those of the underlying common stock. Convertible securities usually provide a higher yield than the underlying common stock, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying common stock. The value of convertible securities that pay dividends or interest, like the value of all fixed-income securities, generally fluctuates inversely with changes in interest rates. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price. The Equity Funds will not purchase any convertible debt security or convertible preferred stock unless it has been rated as investment grade at the time of acquisition by a NRSRO or that is not rated but is determined to be of comparable quality by the Advisor.

                        Given the uncertainty of the future value of emerging
                      growth companies and companies in special equity situations, the risk of possible decline in value of the Emerging Growth Fund's net assets are significant. Companies in which the

                      Emerging Growth Fund invests may offer greater opportunities for capital appreciation than larger more established companies, but investment in such companies may involve certain special risks. These risks may be due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth in management. The securities of such companies are often traded in the over-the-counter market and may not be traded in volumes typical on a national securities exchange. Thus, the securities of emerging growth companies may be less liquid, and subject to more abrupt or erratic market movements than securities of larger, more established growth companies. Since a "special equity situation" may involve a significant change from a company's past experiences, the uncertainties in the appraisal of the future value of the company's equity securities and the risk of a possible decline in the value of the Fund's investments are significant.

INVESTMENT
LIMITATIONS             Each Fund may not:

                        1) Purchase securities of any one issuer, other than
                      obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, if, immediately after the purchase, more than 5% of the value of such Fund's total assets would be invested in the issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the issuer's outstanding voting securities (except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations).

                        2) Purchase any securities that would cause more than
                      25% of such Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. or foreign governments or their agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry);

                        3) Make loans, except that a Fund may purchase or hold
                      debt instruments, lend portfolio securities, and enter into repurchase agreements in accordance with its investment objective and policies.

                        The foregoing percentages will apply at the time of the
                      purchase of a security. The investment limitations listed above are fundamental policies the substance of which may not be changed without a vote of a majority of the outstanding Shares of the respective Fund. Additional fundamental and non-fundamental investment limitations are set forth in the Statement of Additional Information.

                      Portfolio Turnover

                        A Fund's portfolio turnover rate will not be a factor
                      preventing a sale or purchase when the Advisor believes investment considerations warrant. Each of the Equity Funds' portfolio turnover rate may vary greatly from year to year as well as within a particular year. High portfolio turnover rates generally will result in correspondingly higher brokerage and other transactions costs to the Equity Funds and could involve the realization of capital gains that would be taxable when distributed to Shareholders of the relevant Equity Fund. See FEDERAL TAXATION.

PURCHASE AND
REDEMPTION OF
SHARES                  As noted above, each Fund (except the Blue Chip Growth
                      Fund, which is offered only in Fiduciary Shares) is divided into two classes of Shares, Retail and Fiduciary. Fiduciary Shares may be purchased at net asset value. Only the following investors qualify to purchase an Equity Fund's Fiduciary Shares: (i) fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank of California, N.A. or its affiliates; (ii) Select IRA accounts established with The Bank of California, N.A. and invested in any of HighMark's Equity or Income Funds prior to June 20, 1994, which have remained continuously open thereafter and which are not considered to be fiduciary accounts; (iii) Shareholders who currently own Shares of HighMark's Equity or Income Funds that were purchased prior to June 20, 1994 within an account registered in their name with the Funds; and (iv) present and retired directors, officers and employees (and their spouses and children under the age of 21) of Union Bank of California, N.A., HighMark's current or former distributors or their respective affiliated companies who currently own Shares of HighMark Funds which were purchased before April 30, 1997. For a description of investors who qualify to purchase Retail Shares, see the Retail Shares prospectus of the Equity Funds.

                        Purchases and redemptions of Shares of the Funds may be
                      made on days on which both the New York Stock Exchange and Federal Reserve wire system are open for business ("Business Days"). The minimum initial investment is generally $1,000 for each Fund and the minimum subsequent investment is generally only $100. For present and retired directors, officers, and employees (and their spouses and children under the age of 21) of Union Bank of California, SEI Financial Services Company and their affiliates, the minimum initial investment is $250 and the minimum subsequent investment is $50. A Fund's initial and subsequent minimum purchase amounts may be waived if purchases are made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans, or 401(k) or similar plans. However, the minimum investment may be waived in the Distributor's discretion. Shareholders may place orders by telephone.

                        Purchase orders will be effective if the Distributor
                      receives an order before 1:00 p.m., Pacific time (4:00 p.m., Eastern time) and the custodian receives Federal funds before the close of business on the next Business Day. The purchase price of Shares of a Fund is the net asset value next determined after a purchase order is received and accepted by HighMark. The net asset value per Share of a Fund is determined by dividing the total market value of a Fund's investments and other assets, less any liabilities, by the total number of outstanding Shares of a Fund. Net asset value per share is determined daily as of 1:00 p.m., Pacific time (4:00 p.m., Eastern time) on any Business Day. Purchases will be made in full and fractional Shares of HighMark calculated to three decimal places. HighMark reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of HighMark and/or its Shareholders to accept such order.

                        Shares of the Funds are offered only to residents of
                      states in which the Shares are eligible for purchase.

                        Shareholders who desire to redeem shares of HighMark
                      must place their redemption orders prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time), on any Business Day for the order to be accepted on that Business Day. The redemption price is the net asset value of the Fund next determined after receipt by the Distributor of the redemption order. Payment on redemption will be made as promptly as possible and, in any event, within seven calendar days after the redemption order is received. The Funds reserve the right to make payment for redemptions in securities rather than cash.

                        Neither HighMark's transfer agent nor HighMark will be
                      responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. HighMark and its transfer agent will each employ reasonable procedures to confirm that telephone instructions are genuine. Such procedures may include taping of telephone conversations. If market conditions are extraordinarily active or other extraordinary circumstances exist, and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means.

EXCHANGE
PRIVILEGES              As indicated under GENERAL INFORMATION--Description of
                      HighMark & Its Shares, certain of HighMark's Funds issue two classes of Shares (Retail Shares and Fiduciary Shares); as of the date of this Prospectus, the Distribution Plan and distribution fee payable thereunder are applicable only to such Fund's Retail Shares. A Shareholder's eligibility to exchange into a particular class of Shares will be determined at the time of the exchange. The Shareholder must supply, at the time of the exchange, the necessary information to permit confirmation of qualification.

                        Each Fund's Shares may be exchanged for Shares of the
                      class of the various other Funds of HighMark which the Shareholder qualifies to purchase directly so long as the Shareholder maintains the applicable minimum account balance in each Fund in which he or she owns Shares and satisfies the minimum initial and subsequent purchase amounts of the Fund into which the Shares are exchanged. Shareholders may exchange their Fiduciary Shares for Fiduciary Shares of another Fund on the basis of the relative net asset value of the Fiduciary Shares exchanged. Shareholders may also exchange Fiduciary Shares of a Fund for Retail Shares of another Fund. Under such circumstances, the cost of the acquired Retail Shares will be the net asset value per share plus the appropriate sales load.

                        Exchanges will be made on the basis of the relative net
                      asset values of the Shares exchanged plus any applicable sales charge. Exchanges are subject to the terms and conditions stated herein and the terms and conditions stated in the respective prospectuses of the Funds.

                        Certain entities (including participating organizations
                      and Union Bank of California and its affiliates), however, may charge customers a fee with respect to exchanges made on the customer's behalf. Information about these charges, if any, can be obtained by the entity effecting the exchange and this Prospectus should be read in conjunction with that information.

                        A Shareholder wishing to exchange Shares in an Equity
                      Fund may do so by contacting the transfer agent at 1-800-433-6884. Exchanges will be effected on any Business Day at the net asset value of the Funds involved in the exchange next determined after the exchange request is received by the transfer agent.

                        An exchange is considered to be a sale of Shares for
                      federal income tax purposes on which a Shareholder may realize a capital gain or loss. Exchange privileges may be exercised only in those states where Shares of such other Funds of HighMark may legally be sold. HighMark may materially amend or terminate the exchange privileges described herein upon sixty days' notice.

DIVIDENDS               The net income of each of the Equity Funds is declared
                      and paid monthly as a dividend to Shareholders of record at the close of business on the day of declaration. Net realized capital gains are distributed at least annually to Shareholders of record.

                        Shareholders will automatically receive all income
                      dividends and capital gains distributions in additional full and fractional Shares of a Fund at net asset value as of the date of declaration (which is also the ex-dividend date), unless the

                      Shareholder elects to receive such dividends or distributions in cash. Shareholders wishing to receive their dividends in cash (or wishing to revoke a previously made election) must notify the transfer agent at P.O. Box 8416, Boston, MA 02266-8416, and such election (or revocation thereof) will become effective with respect to dividends and distributions having record dates after notice has been received. Dividends paid in additional Shares receive the same tax treatment as dividends paid in cash.

FEDERAL
TAXATION                Each Equity Fund intends to qualify for treatment as a
                      "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and to distribute substantially all of its net investment income and net realized capital gains so that each Fund is not required to pay federal taxes on these amounts.

                        Distributions of ordinary income and/or an excess of net
                      short-term capital gain over net long-term capital loss are treated for federal income tax purposes as ordinary income to Shareholders. The 70 percent dividends received deduction for corporations generally will apply to these distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction when received by a Fund if a Fund were a regular corporation, and to the extent designated by a Fund as so qualifying. Distributions by the Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to Shareholders as long-term capital gain in the year with respect to which it is received, regardless of how long the Shareholder has held Shares of the Fund. Such distributions are not eligible for the dividends received deduction. If a Shareholder disposes of Shares in a Fund at a loss before holding such Shares for longer than six months, such loss will be treated as a long-term capital loss to the extent the Shareholder has received long-term capital gain dividends on the Shares.

                        Prior to purchasing Shares of the Equity Funds, the
                      impact of dividends or capital gain distributions that are expected to be declared or have been declared, but not paid, should be carefully considered. Dividends or capital gain distributions received after a purchase of Shares are subject to federal income taxes, although in some circumstances, the dividends or distributions may be, as an economic matter, a return of capital to the Shareholder. A Shareholder should consult his or her advisor for specific advice about the tax consequences to the Shareholder of investing in a Fund.

                        Additional information regarding federal taxes is
                      contained in the Statement of Additional Information. However, the foregoing and the material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting each Fund and its Shareholders.

                      In addition, the foregoing discussion and the federal tax information in the Statement of Additional Information are based on tax laws and regulations which are in effect as of the date of this Prospectus; these laws and regulations may subsequently change, and such changes could be retroactive.

                        Shareholders will be advised at least annually as to the
                      federal income tax status of distributions made during the year.

SERVICE
ARRANGEMENTS          The Advisor

                        Pacific Alliance Capital Management, a division of Union
                      Bank of California, N.A. serves as the Equity Funds' investment advisor. Subject to the general supervision of HighMark's Board of Trustees, the Advisor manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of the Fund's investment securities, and maintains the Fund's records relating to such purchases and sales.

                        For the expenses assumed and services provided by the
                      Advisor as each Fund's investment advisor, Union Bank of California receives a fee from the Growth Fund, Value Momentum Fund, Income Equity Fund and Blue Chip Growth Fund, computed daily and paid monthly, at the annual rate of sixty one-hundredths of one percent (.60%) of the Fund's average daily net assets, and from the Emerging Growth Fund, at the annual rate of eighty one-hundredths of one percent (.80%) of the Fund's average daily net assets. This fee may be higher than the advisory fee paid by most mutual funds, although the Board of Trustees believes it will be comparable to advisory fees paid by many funds having similar objectives and policies. Union Bank of California may from time to time agree to voluntarily reduce its advisory fee, however, it is not currently doing so. While there can be no assurance that Union Bank of California will choose to make such an agreement, any voluntary reductions in Union Bank of California's advisory fee will lower the Fund's expenses, and thus increase the Fund's yield and total return, during the period such voluntary reductions are in effect. During HighMark's fiscal year ended July 31, 1996, Union Bank of California received investment advisory fees from the Growth Fund aggregating 0.50% of the Fund's average daily net assets, and from the Income Equity Fund aggregating 0.66% of the Fund's average daily net assets. As of the date of this prospectus, the Value Momentum Fund, the Emerging Growth Fund, and the Blue Chip Equity Fund had not yet commenced operations in HighMark.

                        On April 1, 1996, the Bank of California, N.A.,
                      HighMark's then investment advisor, combined with Union Bank and the resulting bank changed its name to Union Bank of California, N.A. At the same time, the banks' investment management divisions were combined. Each of Union Bank and The Bank of California, N.A. (or their predecessor banks) has been in banking since the early

                      1900's and, historically, each has had significant investment functions within its trust and investment division. UnionBanCal Corporation, the parent of Union Bank of California, N.A., is a publicly held corporation, but is principally held by The Bank of Tokyo-Mitsubishi, Ltd. As of September 30, 1996, Union Bank of California and its subsidiaries had approximately $28.7 billion in commercial assets. Pacific Alliance Capital Management is a division of Union Bank of California's Trust and Investment Management Group which, as of June 30, 1996, had approximately $13.4 billion of assets under management. The Advisor, with a team of approximately 45 stock and bond research analysts, portfolio managers and traders, has been providing investment management services to individuals, institutions and large corporations since 1917.

                        All investment decisions for the Equity Funds are made
                      by a team of investment professionals, all of whom take an active part in the decision making process. The team leaders for each Fund are as follows:

                           Growth Fund -- The team leader for the Growth Fund is Scott Chapman. Mr. Chapman has been Growth Fund team leader for the Advisor since 1993. He began working for the Advisor as an equity security analyst in 1991.

                           Value Momentum Fund -- The team leader for the Value Momentum Fund is Richard Earnest. Mr. Earnest, a Senior Vice President of the Advisor, has served as team leader of the Stepstone Value Momentum Fund since its inception, and has been with the Advisor and its predecessor, Union Bank, since 1964.

                           Income Equity Fund -- The team leader for the Income Equity Fund is Thomas Arrington. Mr. Arrington began working for the Advisor as a Business Administration Manager in 1990. From 1991 to 1994 Mr. Arrington was a Securities Research Analyst. In 1994 Mr. Arrington became team leader for the Income Equity Fund.

                      Sub-Advisor

                        The Advisor and Bank of Tokyo-Mitsubishi Trust Company
                      (the "Sub-Advisor") have entered into an investment subadvisory agreement relating to the Emerging Growth and Blue Chip Growth Funds (the "Investment Sub-Advisory Agreement"). Under the Investment Sub-Advisory Agreement, the Sub-Advisor will make the day-to-day investment decisions for the assets of the Emerging Growth and Blue Chip Growth Funds, subject to the supervision of, and policies established by, the Advisor and the Trustees of HighMark.

                        Bank of Tokyo-Mitsubishi Trust Company, headquartered at
                      1251 Avenue of the Americas, New York, New York 10116, operates as a wholly-owned subsidiary of The Bank of Tokyo-Mitsubishi, Ltd. The Sub-Advisor was formed by the combination on April 1, 1996, of Bank of Tokyo Trust Company, a wholly-owned subsidiary of The Bank of Tokyo, Ltd., and Mitsubishi Bank Trust Company of New York, a wholly-owned subsidiary of The Mitsubishi Bank, Limited. Bank of Tokyo Trust Company was the surviving entity, and changed its name to Bank of Tokyo-Mitsubishi Trust Company. Prior to the combination, subadvisory services were provided by Bank of Tokyo Trust Company. Bank of Tokyo Trust Company was established in 1955, and has provided trust services since that time and management services since 1965.

                        The Sub-Advisor serves as portfolio manger to bank
                      common funds, employee benefit funds and personal trust accounts, managing assets in money market, equity and fixed income portfolios. As of June 30, 1996, the Sub-Advisor managed $700 million in individual portfolios and collective funds. In addition, the Sub-Advisor will also serve as Sub-Advisor to HighMark's Government Securities and Convertible Securities Funds.

                        The Sub-Advisor is entitled to a fee, which is
                      calculated daily and paid monthly out of the Advisor's fee, at an annual rate of .50% of the average daily net assets of the Emerging Growth Fund and .30% of the average daily net assets of the Blue Chip Growth Fund. As of the date of this prospectus, the Emerging Growth Fund and the Blue Chip Growth Fund had not yet commenced operations in HighMark.

                        Seth E. Shalov will serve as portfolio manager to the
                      Emerging Growth Fund. Mr. Shalov has been a Senior Portfolio Manager with the Sub-Advisor and its predecessor, Bank of Tokyo Trust Company, since October, 1987.

                        The day-to-day management of the Blue Chip Growth Fund's
                      investments is the responsibility of a team of investment professionals.

                      Administrator

                        SEI Fund Resources (the "Administrator") and HighMark
                      are parties to an administration agreement (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator provides HighMark with certain management services, including all necessary office space, equipment, personnel, and facilities.

                        The Administrator is entitled to a fee, which is
                      calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of the Funds. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of a Fund's Fiduciary Shares. Any such waiver is voluntary and may be terminated at any time in the Administrator's sole discretion. Currently, the Administrator has agreed to waive its fee to the rate of .18% of the average daily net assets of the Funds.

                        Pursuant to a separate agreement with the Administrator,
                      Union Bank of California, N.A. performs sub-administration services on behalf of each Fund, for which it receives a fee paid by the Administrator at the annual rate of up to 0.05% of the average daily net assets of the Funds. Union Bank of California has voluntarily agreed to reduce this fee to 0.03%, but reserves the right to terminate its waiver at any time in its sole discretion. A description of the services performed by Union Bank of California pursuant to this Agreement is contained in the Statement of Additional Information.

                      The Transfer Agent

                        State Street Bank and Trust Company serves as the
                      transfer agent, dividend disbursing agent, and as a shareholder servicing agent for the Fiduciary Shares of HighMark for which services it receives a fee.

                      Shareholder Service Plan

                        To support the provision of Shareholder services to both
                      classes of Shares, HighMark has adopted a Shareholder Service Plan. A description of the services performed by service providers pursuant to the Shareholder Service Plan is contained in the Statement of Additional Information. In consideration of services provided by any service provider, which may include Union Bank of California, N.A., Bank of Tokyo-Mitsubishi, Ltd., or their respective affiliates, each Fund may pay a fee at the rate of up to 0.25% of its average daily net assets to such service provider. The service provider may waive such fees at any time. Any such waiver is voluntary and may be terminated at any time. Currently, such fees are being waived to the rate of 0.10% of average daily net assets for the Fiduciary Shares of the Income Equity Fund, 0.09% for the Fiduciary Shares of the Growth Fund and 0.00% for the Fiduciary Shares of the Value Momentum, Blue Chip Growth and Emerging Growth Funds.

                      Distributor

                        SEI Financial Services Company (the "Distributor") and
                      HighMark are parties to a distribution agreement ("Distribution Agreement"). The Distribution Agreement is renewable annually and may be terminated by the Distributor, by a majority vote of the Disinterested Trustees or by a majority vote of the outstanding securities of HighMark upon not more than 60 days written notice by either party, or upon assignment by the Distributor. Fiduciary Shares are not subject to HighMark's Distribution Plan or a distribution fee.

                      Banking Laws

                        Union Bank of California believes that it may perform
                      the services for the Funds contemplated by its investment advisory agreement with HighMark without a violation of applicable banking laws and regulations. Union Bank of California also believes that it may perform sub-administration and sub-accounting services on behalf of each Fund, for which it receives compensation from SEI Fund Resources without a violation of applicable banking laws and regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could change the manner in which Union Bank of California or the Advisor could continue to perform such services for the Funds. For a further discussion of applicable banking laws and regulations, see the Statement of Additional Information.

                      Custodian

                        Union Bank of California also serves as the custodian
                      and as a shareholder servicing agent for the Equity Funds. The Custodian holds cash securities and other assets of HighMark as required by the 1940 Act.

                        Services performed by Union Bank of California, as the
                      Funds' shareholder servicing agent and custodian, as well as the basis of remuneration for such services, are described in the Statement of Additional Information.

GENERAL
INFORMATION           Description of Highmark & Its Shares

                        HighMark was organized as a Massachusetts business trust
                      on March 10, 1987, and consists of sixteen series of Shares open for investment representing units of beneficial interest in HighMark's Growth Fund, Income Equity Fund, Balanced Fund, Value Momentum Fund, Blue Chip Growth Fund, Emerging Growth Fund, International Equity Fund, Bond Fund, Intermediate-Term Bond Fund, Government Securities Fund, Convertible Securities Fund, California Intermediate Tax-Free Bond Fund, Diversified Money Market Fund, U.S. Government Obligations Money Market Fund, 100% U.S. Treasury Obligations Money Market Fund, and California Tax-Free Money Market Fund. As of the date hereof, no Shares of the Value Momentum Fund, the Blue Chip Growth Fund, the Emerging Growth Fund, the International Equity Fund, the Intermediate-Term Bond Fund, the Convertible Securities Fund, the Government Securities Fund, and the California Intermediate Tax-Free Bond Fund had been offered for sale in the HighMark Group. Shares of each Fund are freely transferable, are entitled to distributions from the assets of the Fund as declared by the Board of

                      Trustees, and, if HighMark were liquidated, would receive a pro rata share of the net assets attributable to that Fund. Shares are without par value.

                        As noted above, pursuant to a Multiple Class Plan on
                      file with the Securities and Exchange Commission permitting the issuance and sale of two classes of Shares in selected Funds, Shares of such Funds have been divided into two classes, designated Retail Shares and Fiduciary Shares. For information regarding the Retail Shares of the Equity Funds, interested persons may contact the Distributor for a prospectus at 1-800-433-6884.

                        HighMark believes that as of November 22, 1996, Union
                      Bank of California (475 Sansome Street, Post Office Box 45000, San Francisco, CA 94104) was the Shareholder of record of 85.57% of the Fiduciary Shares of the Growth Fund and 73.24% of the Fiduciary Shares of the Income Equity Fund. As of November 22, 1996, the Value Momentum, Emerging Growth and Blue Chip Growth Funds had not yet commenced operations in HighMark.

                      Performance Information

                        From time to time, HighMark may advertise the aggregate
                      total return, average annual total return, yield and distribution rate with respect to the Fiduciary Shares of each Equity Fund. Performance information is computed separately for a Fund's Retail and Fiduciary Shares in accordance with the formulas described below.

                        The aggregate total return and average annual total
                      return of the Equity Funds may be quoted for the life of each Fund and for ten-year, five-year, three-year, and one-year periods, in each case through the most recent calendar quarter (in the case of the Income Equity Fund, utilizing, when appropriate, the aggregate total return and average annual total return of the IRA Fund Income Equity Portfolio prior to June 23, 1988). Aggregate total return is determined by calculating the change in the value of a hypothetical $1,000 investment in a Fund over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The ending redeemable value includes dividends and capital gain distributions reinvested at net asset value. Average annual total return is calculated by annualizing a Fund's aggregate total return over the relevant number of years. The resulting percentage indicates the average positive or negative investment results that an investor in a Fund would have experienced on an annual basis from changes in Share price and reinvestment of dividends and capital gain distributions.

                        The yield of a Fund is determined by annualizing the net
                      investment income per Share of the Fund during a specified thirty-day period and dividing that amount by the per Share public offering price of the Fund on the last day of the period.

                        The distribution rate of a Fund is determined by
                      dividing the income and capital gains distributions, or where indicated the income distributions alone, on a Share of the Fund over a twelve-month period by the per Share public offering price of the Fund on the last day of the period.

                        Each Fund may periodically compare its performance to
                      the performance of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical); financial and business publications and periodicals; broad groups of comparable mutual funds; unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or other investment alternatives. Certain Funds may advertise performance that includes results from periods in which the Fund's assets were managed in a non-registered predecessor vehicle.

                        All performance information presented for a Fund is
                      based on past performance and does not predict future performance.

                      Miscellaneous

                        Shareholders will be sent unaudited semi-annual reports
                      and annual reports audited by independent public accountants.

                        Shareholders are entitled to one vote for each Share
                      held in a Fund as determined on the record date for any action requiring a vote by the Shareholders, and a proportionate fractional vote for each fractional Share held. Shareholders of HighMark will vote in the aggregate and not by series or class except (i) as otherwise expressly required by law or when HighMark's Board of Trustees determines that the matter to be voted upon affects only the interests of the Shareholders of a particular series or particular class, and (ii) only Retail Shares will be entitled to vote on matters submitted to a Shareholder vote relating to the Distribution Plan. HighMark is not required to hold regular annual meetings of Shareholders, but may hold special meetings from time to time.

                        HighMark's Trustees are elected by Shareholders, except
                      that vacancies may be filled by vote of the Board of Trustees. Trustees may be removed by the Board of Trustees, or by Shareholders at a meeting called for such purpose. For information about how Shareholders may call such a meeting and communicate with other Shareholders for that purpose, see ADDITIONAL INFORMATION--Miscellaneous in the Statement of Additional Information.

                        Inquiries may be directed in writing to SEI Financial
                      Services Company,Oaks, Pennsylvania 19456, or by calling toll free 1-800-433-6884.

DESCRIPTION OF
PERMITTED
INVESTMENTS             The following is a description of permitted investments
                      for the HighMark Equity Funds.

                        AMERICAN DEPOSITARY RECEIPTS (ADRs)--ADRs are receipts
                      typically issued by a U.S. financial institution that evidence ownership of underlying securities issued by a foreign issuer.

                        ASSET-BACKED SECURITIES (NON-MORTGAGE)--Instruments
                      secured by company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. The purchase of non-mortgage asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities.

                        Like mortgages underlying mortgage-backed securities,
                      underlying automobile sales contracts or credit card receivables are subject to substantial prepayment risk, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary as much in response to changes in interest rates and the short-term nature of the underlying car loans or other receivables tend to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with their investment objectives and policies, the Equity Funds may invest in other asset-backed securities that may be developed in the future.

                        BANKERS' ACCEPTANCES--Bills of exchange or time drafts
                      drawn on and accepted by commercial banks. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

                        CERTIFICATES OF DEPOSIT--Negotiable interest-bearing
                      instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

                        COMMERCIAL PAPER--Unsecured short-term promissory notes
                      issued by corporations and other entities. Maturities on these issues vary from a few days to nine months. Purchase of such instruments involves a risk of default by the issuer.

                        CONVERTIBLE BONDS AND CONVERTIBLE PREFERRED
                      STOCK--Convertible Bonds are bonds convertible into a set number of shares of another form of security (usually common stock) at a prestated price. Convertible bonds have characteristics similar to both fixed-income and equity securities. Convertible preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Convertible preferred stock is preferred stock exchangeable for a given number of common stock shares, and has characteristics similar to both fixed-income and equity securities. Because of the conversion feature, the market value of convertible bonds and convertible preferred stock tend to move together with the market value of the underlying stock. As a result, a Fund's selection of convertible bonds and convertible preferred stock is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible bonds and convertible preferred stock is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

                        DERIVATIVES--Instruments whose value is derived from an
                      underlying contract, index or security, or any combination thereof, including futures, options (e.g., puts and calls), options on futures, swap agreements, and some mortgage-backed securities (CMOs, REMICs, IOs and POs). See elsewhere in this "DESCRIPTION OF PERMITTED INVESTMENTS" for discussions of these various instruments, and see "INVESTMENT OBJECTIVES" and "INVESTMENT POLICIES" for more information about any policies and limitations applicable to their use.

                        FUTURES AND OPTIONS ON FUTURES--Some futures strategies,
                      including selling futures, buying puts and writing calls, reduce a Fund's exposure to price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. Futures and options may be combined with each other in order to adjust the risk and return characteristics of the overall portfolio.

                        Options and futures can be volatile instruments, and
                      involve certain risks that, if applied at an inappropriate time, could negatively impact a Fund's return.

                        INVESTMENT GRADE BONDS--Interest-bearing or discounted
                      government or corporate securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. Investment grade bonds are those rated BBB or better by

                      S&P or Baa or better by Moody's or similarly rated by other NRSROs, or, if not rated, determined to be of comparable quality by the Advisor.

                        MONEY MARKET INSTRUMENTS--Short-term, debt instruments
                      or deposits and may include, for example, (i) commercial paper rated within the highest rating category by a NRSRO at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality; (ii) obligations (certificates of deposit, time deposits, bank master notes, and bankers' acceptances) of thrift institutions, savings and loans, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements at the time of investment;
                      (iii) short-term corporate obligations rated within the three highest rating categories by a NRSRO (e.g., at least A by S&P or A by Moody's) at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality; (iv) general obligations issued by the U.S. Government and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration); (v) receipts, including TRs, TIGRs and CATS; (vi) repurchase agreements involving such obligations; (vii) loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Fund may invest; (viii) money market funds and (ix) foreign commercial paper.

                        Certain of the obligations in which a Fund may invest
                      may be variable or floating rate instruments, may involve conditional or unconditional demand features and may include variable amount master demand notes.

                        OPTIONS--Under a call option, the purchaser of the
                      option has the right to purchase, and the writer (the
                      Fund) the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to purchase, the underlying security at the exercise price during the option period.

                        In addition, certain Funds may buy options on stock
                      indices to invest cash on an interim basis. Such options will be listed on a national securities exchange. In order to close out an option position, a Fund may enter into a "closing purchase transaction" -- the purchase of an option on the same security with the same exercise price and expiration date as the option contract previously written on any particular security. When the security is sold, a Fund effects a closing purchase transaction so as to close out any existing option on that security.

                        There are risks associated with such investments
                      including the following: (1) the success of a hedging strategy may depend on the ability of the Advisor or Sub-Advisor to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of securities held by a Fund and the price of options; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

                        RECEIPTS--Interests in separately traded interest and
                      principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of such receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TR's"), "Treasury Investment Growth Receipts" ("TIGR's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TR's, TIGR's and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying securities. See also "FEDERAL TAXATION."

                        REPURCHASE AGREEMENTS--Agreements whereby a Fund will
                      acquire securities from approved financial institutions or registered broker-dealers that agree to repurchase the securities at a mutually agreed-upon date and price. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value equal to 102% of the resale price stated in the agreement. Repurchase agreements involving government securities are not subject to a Fund's fundamental investment limitation on purchasing securities of any one issuer. If the seller defaults on its repurchase obligation or becomes insolvent, the Fund holding such obligations would suffer a loss to the extent that either the proceeds from a sale of the underlying portfolio securities were less than the repurchase price or the Fund's disposition of the securities was delayed pending court action. Securities subject to repurchase agreements will be held by a qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the "1940 Act").

                        REVERSE REPURCHASE AGREEMENTS--A Fund may borrow funds
                      for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund's investment objective and fundamental investment restrictions; as a matter of non-fundamental policy, each Fund intends to limit such investments to no more than 10% of the value of its total assets. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high-quality debt securities consistent with the Fund's investment objective having a value equal to 102% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

                        RULE 144A SECURITIES--Rule 144A Securities are
                      securities that have not been registered under the Securities Act of 1933, but which may be traded between certain qualified institutional investors, including investment companies. The absence of a secondary market may affect the value of the Rule 144A Securities. The Board of Trustees of HighMark has established guidelines and procedures to be utilized to determine the liquidity of such securities.

                        SECURITIES ISSUED ON A FORWARD COMMITMENT BASIS OR
                      WHEN-ISSUED SECURITIES--Securities purchased for delivery beyond the normal settlement date at a stated price and yield and which thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. When a Fund agrees to purchase when-issued securities or enter into forward commitments, HighMark's custodian will be instructed to set aside cash or liquid portfolio securities equal to the amount of the commitment in a segregated account. A Fund will generally not pay for such securities and no income will accrue on the securities until they are received. These securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Therefore, the purchase of securities on a "when-issued" basis or forward commitments may increase the risk of fluctuations in a Fund's net asset value.

                        SECURITIES LENDING--During the time portfolio securities
                      are on loan from a Fund, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by the Fund or the borrower at any time and, while a Fund will generally not have the right to vote securities on loan, it will terminate the loan and regain the right to vote if that is considered important with respect to the investment. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, a Fund will receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the lending agent, with oversight by the Advisor, and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund.

                        SECURITIES SUBJECT TO A PUT FEATURE--A "put" feature
                      permits a Fund to sell a fixed income security at a fixed price prior to maturity. The underlying fixed income securities subject to a put may be sold at any time at the market rates. However, unless the put was an integral part of the fixed income security as originally issued, it may not be marketable or assignable. Generally, a premium is paid for a put feature or a put feature is purchased separately which results in a lower yield than would otherwise be available for the same fixed income securities.

                        STANDARD & POOR'S DEPOSITARY RECEIPTS (SPDRs)--SPDRs are
                      interests in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that constitutes the S&P 500 Index. For further information regarding SPDRs, see the Statement of Additional Information.

                        TIME DEPOSITS--Non-negotiable receipts issued by U.S. or
                      foreign banks in exchange for the deposit of funds. Like certificates of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

                        U.S. GOVERNMENT AGENCY SECURITIES--Certain Federal
                      agencies have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the U.S. Treasury. The issues of other agencies are supported only by the credit of the instrumentality (e.g., FNMA securities).

                        U.S. TREASURY OBLIGATIONS--Bills, notes, and bonds
                      issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations known as Separately Traded Registered Interest and Principal Securities ("STRIPS") that are transferable through the Federal book-entry system.

                        U.S. Government Securities generally do not involve the
                      credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from otherwise comparable corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will in many cases not affect interest income on existing portfolio securities, but will be reflected in the Fund's net asset value. Because the magnitude of these fluctuations will generally be greater at times when a Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer-term securities.

                        VARIABLE AND FLOATING RATE INSTRUMENTS--Obligations that
                      may carry variable or floating rates of interest, may involve conditional or unconditional demand features and may include variable amount master demand notes. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

                        WARRANTS--Securities that entitle the holder to buy a
                      proportionate amount of common stock at a specified price for a limited or unlimited period of time. Warrants are often freely transferable and are traded on major stock exchanges.

                        YANKEE BONDS--Dollar denominated securities issued by
                      foreign-domiciled issuers that obligate the issuer to pay the bondholder a specified sum of money, usually semiannually, and to repay the principal amount of the loan at maturity. Sovereign bonds are bonds issued by the governments of foreign countries. Supranational bonds are those issued by supranational entities, such as the World Bank and European Investment Bank. Canadian bonds are bonds issued by Canadian provinces.

                        ZERO-COUPON OBLIGATIONS--Non-income producing securities
                      evidencing ownership of future interest and principal payments on bonds. These obligations pay no current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price.

                        For federal income tax purposes, the difference between
                      the par value and the original issue price (original issue discount) is included in the income of a holder of a zero-coupon obligation over the term of the obligation even though the interest is not paid until maturity. The amount included in income is determined under a constant interest rate method. In addition, if an obligation is purchased subsequent to its original issue, a holder such as the Income Funds may elect to include market discount in income currently on a ratable accrual method or a constant interest rate method. Market discount is the difference between the obligation's "adjusted issue price" (the original issue price plus original issue discount accrued to date) and the holder's purchase price. If no such election is made, gain on the disposition of a market discount obligation is treated as ordinary income (rather than capital gain) to the extent it does not exceed the accrued market discount.

                        Zero-coupon obligations have greater price volatility
                      than other fixed-income obligations of similar maturity and such obligations will be purchased when the yield spread, in light of the obligation's duration, is considered advantageous.

                             HighMark EQUITY FUNDS
                            INVESTMENT PORTFOLIOS OF
                                 HighMark FUNDS
                   For further information (including current
                  yield, purchase and redemption information),
                             call 1-(800) 433-6884

INVESTMENT ADVISOR
Pacific Alliance Capital Management,
a division of Union Bank of California, N.A.
475 Sansome Street
Post Office Box 45000
San Francisco, CA 94104

SUB-ADVISOR
Bank of Tokyo-Mitsubishi Trust Company
1251 Avenue of the Americas
New York, New York 10116

CUSTODIAN
Union Bank of California, N.A.
475 Sansome Street
Post Office Box 45000
San Francisco, CA 94104

ADMINISTRATOR & DISTRIBUTOR
SEI Fund Resources and
SEI Financial Services Company
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Ropes & Gray
One Franklin Square
1301 K Street, N.W., Suite 800 East
Washington, D.C. 20005

AUDITORS
Deloitte & Touche LLP
1700 Courthouse Plaza Northeast
Dayton, OH 45402

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY HIGHMARK OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY HIGHMARK OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

NOT FDIC INSURED

                                [HIGHMARK LOGO]

                                 HIGHMARK FUNDS

                               TRS-17236(R12/95)

     INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                             SUBJECT TO COMPLETION
                                 HIGHMARK FUNDS

                               MONEY MARKET FUNDS

  HighMark Funds ("HighMark") is an open-end, diversified, registered investment company that offers a convenient means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to
HighMark's:
                           - Diversified Money Market Fund
                           - U.S. Government Money Market Fund
                           - 100% U.S. Treasury Money Market Fund
                           - California Tax-Free Money Market Fund

                                FIDUCIARY SHARES

  HighMark's Fiduciary Shares are offered to the following investors: (i) fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank of California, N.A. or its affiliates; (ii) Select IRA accounts established with The Bank of California, N.A. and invested in any of HighMark's Equity or Fixed Income Funds prior to June 20, 1994, which have remained continuously open thereafter and which are not considered to be fiduciary accounts; (iii) Shareholders who currently own Shares of HighMark's Equity or Fixed Income Funds that were purchased prior to June 20, 1994 within an account registered in their name with the Funds; and (iv) present and retired directors, officers and employees (and their spouses and children under the age of 21) of Union Bank of California, N.A., HighMark's current or former distributors or their respective affiliated companies who currently own Shares of HighMark Funds which were purchased before April 30, 1997.

  This Prospectus sets forth concisely the information about HighMark and the Funds that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated the same date as this Prospectus has been filed with the Securities and Exchange Commission and is available without charge by writing the Distributor, SEI Financial Services Company, Oaks, Pennsylvania 19456, or by calling 1-800-433-6884. The Statement of Additional Information is incorporated into this Prospectus by reference. This Prospectus relates only to the Fiduciary Shares of the Money Market Funds. Interested persons who wish to obtain a prospectus for the other Funds of HighMark may contact the Distributor at the above address and telephone number.

    AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A
                   STABLE NET ASSET VALUE OF $1.00 PER SHARE.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

HIGHMARK'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING UNION BANK OF CALIFORNIA, N.A., BANK OF TOKYO-MITSUBISHI, LIMITED OR ANY OF THEIR AFFILIATES OR CORRESPONDENTS. HIGHMARK'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN HIGHMARK INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

February 26, 1997
Fiduciary Shares

                                    SUMMARY

HIGHMARK FUNDS ("HighMark") is an open-end, diversified, registered investment company providing a convenient way to invest in professionally managed portfolios of securities. The following provides basic information about the Fiduciary Shares of the Diversified Money Market, U.S. Government Obligations Money Market, 100% U.S. Treasury Obligations Money Market, and California Tax-Free Money Market Funds (each a "Fund" and sometimes referred to in this prospectus as the "Funds.") This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in the Prospectus and in the Statement of Additional Information.

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES? The Diversified Money Market Fund, the U.S. Government Money Market Fund, and the 100% U.S. Treasury Money Market Fund seek current income with liquidity and stability of principal. The California Tax-Free Money Market Fund seeks as high a level of current interest income free from federal income tax and California personal income tax as is consistent with the preservation of capital and relative stability of principal. (See "INVESTMENT OBJECTIVES")

WHAT ARE THE FUNDS' PERMITTED INVESTMENTS? THE DIVERSIFIED MONEY MARKET FUND invests in obligations with maturities deemed under SEC rules to be 397 days or less ("short-term investments") issued or guaranteed by the U.S. Government, its agencies or instrumentalities, in high-quality short-term obligations issued by banks and corporations, and in other high-quality rated and unrated short-term instruments; some of the obligations and short-term instruments in which the Fund invests may be subject to repurchase agreements. THE U.S. GOVERNMENT MONEY MARKET FUND invests in short-term obligations issued or guaranteed by the U.S. Treasury, and additionally invests in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government; some of the obligations in which the Fund invests may be subject to repurchase agreements. THE 100% U.S. TREASURY MONEY MARKET FUND invests exclusively in direct U.S. Treasury short-term obligations. THE CALIFORNIA TAX-FREE MONEY MARKET FUND invests primarily in bonds and notes issued by or on behalf of the State of California and other states, territories, possessions of the United States, and the District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions, the interest on which is excluded from gross income for federal income and California personal income tax purposes and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. (See "INVESTMENT POLICIES")

WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE FUNDS? Each Fund seeks to maintain a net asset value of $1.00 per share. There can be no assurance that a Fund will be able to maintain a net asset value of $1.00 per share on a continuous basis. The California Tax-Free Money Market Fund concentrates its investments in California municipal securities, and an investment in the Fund therefore may be riskier than an investment in other types of money market funds. (See "Risk Factors")

ARE MY INVESTMENTS INSURED? HighMark's Shares are not federally insured by the FDIC or any other government agency. Any guarantee by the U.S. Government, its agencies or any instrumentalities of the securities in which any Fund invests guarantees only the payment of principal and interest on the guaranteed security, and does not guarantee the yield or value of the security or yield or value of Shares of that Fund.

WHO IS THE ADVISOR? Pacific Alliance Capital Management, a division of Union Bank of California, N.A., serves as the Advisor to HighMark. (See "The Advisor")

WHO IS THE ADMINISTRATOR? SEI Fund Resources serves as the Administrator of HighMark. (See "The Administrator")

WHO IS THE CUSTODIAN? Union Bank of California, N.A. (the "Bank") serves as the custodian of HighMark's assets. (See "The Custodian")

WHO IS THE DISTRIBUTOR? SEI Financial Services Company acts as distributor of HighMark's Shares. (See "The Distributor")

HOW DO I PURCHASE AND REDEEM SHARES? Purchases and redemptions may be made through the Distributor on days on which both the New York Stock Exchange and the Federal Reserve wire system are open for business ("Business Days"). The minimum initial investment is generally $1,000. In order to be effective on the Business Day received, orders to purchase and redeem must be placed prior to 8:00 a.m., Pacific time (11:00 a.m., Eastern time) for the California Tax-Free Money Market Fund, prior to 9:00 a.m., Pacific time (12:00 noon, Eastern time) for the 100% U.S. Treasury Money Market Fund and prior to 10:00 a.m., Pacific time (1:00 p.m. Eastern time) for the Diversified Money Market and U.S. Government Money Market Funds on any Business Day. Otherwise, the order will be effective the next Business Day. In addition, effectiveness of a purchase is contingent on the Custodian's receipt of Federal funds before 11:00 a.m., Pacific time (2:00 p.m., Eastern time). (See "PURCHASE AND REDEMPTION OF SHARES")

HOW ARE DIVIDENDS PAID? The net investment income (exclusive of short-term capital gains) of the Funds is determined and declared on each Business Day as a dividend for Shareholders of record as of the close of business on that day. Dividends are paid monthly in additional shares unless the Shareholder elects to take the payment in cash. (See "DIVIDENDS")

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
Summary...............................................................................    2
Money Market Funds Fee Table..........................................................    5
Financial Highlights..................................................................    7
Fund Description......................................................................   15
Investment Objectives.................................................................   15
Investment Policies...................................................................   15
  Diversified Money Market Fund.......................................................   16
  U.S. Government Money Market Fund...................................................   17
  The 100% U.S. Treasury Money Market Fund............................................   18
  California Tax-Free Money Market Fund...............................................   18
Municipal Securities..................................................................   20
General...............................................................................   21
  Illiquid and Restricted Securities..................................................   22
  Lending of Portfolio Securities.....................................................   22
  Other Investments...................................................................   22
  Risk Factors........................................................................   23

                                                                                        PAGE
                                                                                         --
Investment Limitations................................................................   24
Purchase and Redemption of Shares.....................................................   26
Exchange Privileges...................................................................   27
Dividends.............................................................................   28
Federal Taxation......................................................................   29
Service Arrangements..................................................................   31
  The Advisor.........................................................................   31
  Administrator.......................................................................   32
  The Transfer Agent..................................................................   33
  Shareholder Service Plan............................................................   33
  Distributor.........................................................................   33
  Banking Laws........................................................................   33
  Custodian...........................................................................   34
General Information...................................................................   34
  Description of HighMark & Its Shares................................................   34
  Performance Information.............................................................   35
  Miscellaneous.......................................................................   36
Description of Permitted Investments..................................................   37

                          MONEY MARKET FUNDS FEE TABLE

                                                                                                100% U.S.      CALIFORNIA
                                                              DIVERSIFIED    U.S. GOVERNMENT     TREASURY       TAX-FREE
                                                              MONEY MARKET    MONEY MARKET     MONEY MARKET   MONEY MARKET
                                                                  FUND            FUND             FUND           FUND
                                                               FIDUCIARY        FIDUCIARY       FIDUCIARY      FIDUCIARY
                                                                 SHARES          SHARES           SHARES         SHARES
                                                              ------------   ---------------   ------------   ------------
SHAREHOLDER TRANSACTION EXPENSES(A)
  Maximum Sales Load Imposed on Purchases (as a percentage
    of offering price)......................................         0%               0%              0%             0%
  Maximum Sales Load Imposed on Reinvested Dividends (as a
    percentage of offering price)...........................         0%               0%              0%             0%
  Deferred Sales Load (as a percentage of original purchase
    price or redemption proceeds, as applicable)............         0%               0%              0%             0%
  Redemption Fees (as a percentage of amount redeemed, if
    applicable)(b)..........................................         0%               0%              0%             0%
  Exchange Fee(a)...........................................      $  0            $   0            $  0           $  0
ANNUAL OPERATING EXPENSES (as a percentage of net assets)
  Management Fees (after voluntary reduction)(c)............      0.30%            0.29%           0.24%          0.09%
  12b-1 Fees................................................      0.00%            0.00%           0.00%          0.00%
  Other Expenses (after voluntary reduction)(d).............      0.20%            0.21%           0.21%          0.21%
                                                                  ----             ----            ----           ----
  Total Fund Operating Expenses(e)..........................      0.50%            0.50%           0.45%          0.30%
                                                                  ====             ====            ====           ====

  EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.

                                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                 ------   -------   -------   --------
Diversified Money Market Fund Fiduciary Shares.................    $5       $16       $28       $ 63
U.S. Government Money Market Fund Fiduciary Shares.............    $5       $16       $28       $ 63
100% U.S. Treasury Money Market Fund Fiduciary Shares..........    $5       $14       $25       $ 57
California Tax-Free Money Market Fund Fiduciary Shares.........    $3       $10       $17       $ 38

  The purpose of the tables above is to assist an investor in the Funds in understanding the various costs and expenses that a Shareholder will bear directly or indirectly. For a more complete discussion of each Fund's annual operating expenses, see SERVICE ARRANGEMENTS below. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
---------------

(a) Certain entities (including Union Bank of California and its affiliates) making investments in the Funds on behalf of their customers may charge customers fees for services provided in connection with the investment in, redemption of, and exchange of Shares. (See PURCHASE AND REDEMPTION OF SHARES, EXCHANGE PRIVILEGES and SERVICE ARRANGEMENTS below.)

(b) A wire redemption charge is deducted from the amount of a wire redemption payment made at the request of a Shareholder. (See PURCHASE AND REDEMPTION OF SHARES below.)

(c) Absent voluntary fee waivers, MANAGEMENT FEES would be 0.30% for the Fiduciary Shares of the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund, and the California Tax-Free Money Market Fund.

(d) Absent voluntary fee waivers, OTHER EXPENSES would be 0.47% for the Fiduciary Shares of the Diversified Money Market Fund, and 0.48% for the Fiduciary Shares of each of the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund and the California Tax-Free Money Market Fund.

(e) Absent voluntary fee waivers, TOTAL FUND OPERATING EXPENSES would be: 0.77% for the Fiduciary Shares of the Diversified Money Market Fund, 0.78% for the Fiduciary Shares of the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund, and the California Tax-Free Money Market Fund.

                              FINANCIAL HIGHLIGHTS

  The tables below set forth certain financial information with respect to the Fiduciary Shares of the Diversified Money Market Fund, U.S. Government Money Market Fund, 100% U.S. Treasury Money Market Fund, and California Tax-Free Money Market Fund. Financial highlights for the Funds for the period ended July 31, 1996 have been derived from financial statements audited by Deloitte & Touche LLP, independent auditors for HighMark, whose report thereon is included in the Statement of Additional Information. Prior to the fiscal year ended July 31, 1996, Coopers & Lybrand L.L.P. served as independent accountants for HighMark.

                         DIVERSIFIED MONEY MARKET FUND
                    (FORMERLY DIVERSIFIED OBLIGATIONS FUND)

                                                                 YEAR ENDED JULY 31,
                                              ---------------------------------------------------------
                                                1996        1995        1994        1993        1992
                                              ---------   ---------   ---------   ---------   ---------
                                              FIDUCIARY   FIDUCIARY   FIDUCIARY   FIDUCIARY   FIDUCIARY
                                              ---------   ---------   ---------   ---------   ---------
Net Asset Value, Beginning of Period........  $    1.00   $    1.00   $    1.00   $    1.00   $    1.00
                                               --------    --------    --------    --------    --------
Investment Activities
  Net investment income.....................      0.049       0.049       0.028       0.027       0.043
                                               --------    --------    --------    --------    --------
Distributions
  Net investment income.....................     (0.049)     (0.049)     (0.028)     (0.027)     (0.043)
                                               --------    --------    --------    --------    --------
Net Asset Value, End of Period..............  $    1.00   $    1.00   $    1.00   $    1.00   $    1.00
                                               ========    ========    ========    ========    ========
Total Return................................       5.01%       4.99%       2.88%       2.75%       4.41%
Ratios/Supplementary Data:
  Net Assets at end of period (000).........  $ 244,775   $ 270,476   $ 228,934   $ 254,034   $ 337,485
  Ratio of expenses to average net assets...       0.75%       0.74%       0.74%       0.72%       0.72%
  Ratio of net investment income to average
     net assets.............................       4.91%       4.88%       2.83%       2.72%       4.34%
  Ratio of expenses to average net
     assets*................................       0.99%       0.98%       0.89%       0.73%       0.72%
  Ratio of net investment income to average
     net assets*............................       4.67%       4.64%       2.67%       2.71%       4.34%

                                                                                          AUGUST 10,
                                                                                           1987 TO
                                                              YEAR ENDED JULY 31,          JULY 31,
                                                        -------------------------------   ----------
                                                          1991        1990       1989      1988(A)
                                                        ---------   --------   --------   ----------
                                                        FIDUCIARY
                                                        ---------
Net Asset Value, Beginning of Period..................  $    1.00   $   1.00   $   1.00    $    1.00
Investment Activities
  Net investment income...............................      0.066      0.079      0.085        0.066
Distributions
  Net investment income...............................     (0.066)    (0.079)    (0.085)      (0.066)
                                                         --------   --------   --------     --------
Net Asset Value, End of Period........................  $    1.00   $   1.00   $   1.00    $    1.00
                                                         ========   ========   ========     ========
Total Return..........................................       7.00%      8.23%      8.84%        6.94%
Ratios/Supplementary Data:
  Net Assets at end of period (000)...................  $ 405,447   $593,116   $621,462    $ 350,499
  Ratio of expenses to average net assets.............       0.70%      0.66%      0.59%        0.50%(b)
  Ratio of net investment income to average net
     assets...........................................       6.71%      7.92%      8.50%        6.73%(b)
  Ratio of expenses to average net assets*............       0.70%      0.69%      0.71%        0.70%(b)
  Ratio of net investment income to average net
     assets*..........................................       6.71%      7.89%      8.38%        6.53%(b)

  On December 1, 1990, the Diversified Obligations Fund, now renamed the Diversified Money Market Fund, commenced offering Class A Shares and designated existing shares as Class B Shares. As of June 20, 1994, Class A and Class B Shares were designated as "Investor" (now called "Retail") and "Fiduciary" Shares, respectively.

---------------

 * During each period the investment advisory, administration and distribution fees (Retail Shares) were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Annualized.

                       U.S. GOVERNMENT MONEY MARKET FUND
                  (FORMERLY U.S. GOVERNMENT OBLIGATIONS FUND)

                                                              YEAR ENDED JULY 31,
                                       -----------------------------------------------------------------
                                         1996          1995          1994          1993          1992
                                       ---------     ---------     ---------     ---------     ---------
                                       FIDUCIARY     FIDUCIARY     FIDUCIARY     FIDUCIARY     FIDUCIARY
                                       ---------     ---------     ---------     ---------     ---------
Net Asset Value, Beginning of
  Period.............................  $    1.00     $    1.00     $    1.00     $    1.00      $   1.00
                                        --------      --------      --------      --------       -------
Investment Activities
  Net investment income..............      0.048         0.048         0.027         0.027         0.042
                                        --------      --------      --------      --------       -------
Distributions
  Net investment income..............     (0.048)       (0.048)       (0.027)       (0.027)       (0.042)
                                        --------      --------      --------      --------       -------
Net Asset Value, End of Period.......  $    1.00     $    1.00     $    1.00     $    1.00      $   1.00
                                        ========      ========      ========      ========       =======
Total Return.........................       4.88%         4.87%         2.74%         2.72%         4.25%
Ratios/Supplementary Data:
  Net Assets at end of period
     (000)...........................  $ 151,483     $ 159,747     $ 162,094     $ 166,182      $ 94,252
  Ratio of expenses to average net
     assets..........................       0.77%         0.78%         0.78%         0.71%         0.73%
  Ratio of net investment income to
     average net assets..............       4.76%         4.76%         2.70%         2.67%         4.15%
  Ratio of expenses to average net
     assets*.........................       1.00%         1.02%         0.94%         0.74%         0.74%
  Ratio of net investment income to
     average net assets*.............       4.53%         4.52%         2.54%         2.65%         4.14%

                                                                                          AUGUST 10,
                                                                                           1987 TO
                                                          YEAR ENDED JULY 31,              JULY 31,
                                                   ----------------------------------     ----------
                                                                  1990         1989        1988(A)
                                                                 -------     --------     ----------
                                                     1991
                                                   ---------
                                                   FIDUCIARY
                                                   ---------
Net Asset Value, Beginning of Period.............  $    1.00     $  1.00     $   1.00      $    1.00
Investment Activities
  Net investment income..........................      0.063       0.078        0.083          0.064
                                                    --------     -------     --------       --------
Distributions
  Net investment income..........................     (0.063)     (0.078)      (0.083)        (0.064)
                                                    --------     -------     --------       --------
Net Asset Value, End of Period...................  $    1.00     $  1.00     $   1.00      $    1.00
                                                    ========     =======     ========       ========
Total Return.....................................       6.49%       8.09%        8.62%          6.78%
Ratios/Supplementary Data:
  Net Assets at end of period (000)..............  $ 103,725     $80,774     $114,945      $ 131,985
  Ratio of expenses to average net assets........       0.63%       0.65%        0.62%          0.42%(b)
  Ratio of net investment income to average net
     assets......................................       6.29%       7.80%        8.30%          6.59%(b)
  Ratio of expenses to average net assets*.......       0.73%       0.72%        0.75%          0.71%(b)
  Ratio of net investment income to average net
     assets*.....................................       6.19%       7.73%        8.17%          6.30%(b)

  On December 1, 1990, the U.S. Government Obligations Fund (now renamed the U.S. Government Money Market Fund) commenced offering Class A Shares and designated existing shares as Class B Shares. As of June 20, 1994, Class A and Class B Shares were designated as "Investor" (now called "Retail") and "Fiduciary" Shares, respectively.
---------------

* During each period the investment advisory, administration and distribution fees (Retail Shares) were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)   Annualized.

                      100% U.S. TREASURY MONEY MARKET FUND
                 (FORMERLY 100% U.S. TREASURY OBLIGATIONS FUND)

                                                                 YEAR ENDED JULY 31,
                                              ---------------------------------------------------------
                                                1996        1995        1994        1993        1992
                                              ---------   ---------   ---------   ---------   ---------
                                              FIDUCIARY   FIDUCIARY   FIDUCIARY   FIDUCIARY   FIDUCIARY
                                              ---------   ---------   ---------   ---------   ---------
Net Asset Value, Beginning of Period........  $    1.00   $    1.00   $    1.00   $    1.00   $    1.00
                                               --------    --------    --------    --------    --------
Investment Activities
Net investment income.......................      0.046       0.046       0.026       0.026       0.040
Net realized and unrealized gains on
  investments...............................                                                      0.001
                                               --------    --------    --------    --------    --------
          Total from Investment
            Activities......................      0.046       0.046       0.026       0.026       0.041
                                               --------    --------    --------    --------    --------
Distributions
  Net investment income.....................     (0.046)     (0.046)     (0.026)     (0.026)     (0.040)
Net realized gains..........................                                                     (0.001)
                                               --------    --------    --------    --------    --------
          Total Distributions...............     (0.046)     (0.046)     (0.026)     (0.026)     (0.041)
                                               --------    --------    --------    --------    --------
Net Asset Value, End of Period..............  $    1.00   $    1.00   $    1.00   $    1.00   $    1.00
                                               ========    ========    ========    ========    ========
Total Return................................       4.74%       4.69%       2.68%       2.64%       4.18%
Ratios/Supplementary Data:
  Net Assets at end of period (000).........  $ 173,340   $ 190,604   $ 160,721   $ 191,946   $ 219,451
  Ratio of expenses to average net assets...       0.74%       0.73%       0.74%       0.67%       0.65%
  Ratio of net investment income to average
     net assets.............................       4.64%       4.60%       2.63%       2.60%       3.99%
  Ratio of expenses to average net
     assets*................................       0.97%       0.97%       0.90%       0.72%       0.72%
  Ratio of net investment income average net
     assets*................................       4.41%       4.36%       2.48%       2.55%       3.92%

                                                                                        AUGUST 10,
                                                                                         1987 TO
                                                          YEAR ENDED JULY 31,            JULY 31,
                                                   ---------------------------------    ----------
                                                     1991         1990        1989       1988(A)
                                                   ---------    --------    --------    ----------
                                                   FIDUCIARY
                                                   ---------
Net Asset Value, Beginning of Period.............  $    1.00    $   1.00    $   1.00    $     1.00
Investment Activities
  Net investment income..........................      0.063       0.078       0.081         0.063
                                                    --------    --------    --------      --------
Distributions
  Net investment income..........................     (0.063)     (0.078)     (0.081)       (0.063)
                                                    --------    --------    --------      --------
Net Asset Value, End of Period...................  $    1.00    $   1.00    $   1.00    $     1.00
                                                    ========    ========    ========      ========
Total Return.....................................      6.53%       8.04%       8.43%         6.62%
Ratios/Supplementary Data:
  Net Assets at end of period (000)..............  $ 265,528    $205,787    $174,258    $  151,854
  Ratio of expenses to average net assets........       0.62%       0.65%       0.54%         0.41%(b)
  Ratio of net investment income to average net
     assets......................................       6.25%       7.76%       8.12%         6.45%(b)
  Ratio of expenses to average net assets*.......       0.70%       0.71%       0.72%         0.72%(b)
  Ratio of net investment income average net
     assets*.....................................       6.17%       7.70%       7.94%         6.14%(b)

  On December 1, 1990, the 100% U.S. Treasury Obligations Fund (now renamed the 100% U.S. Treasury Money Market Fund) commenced offering Class A Shares and designated existing shares as Class B Shares. As of June 20, 1994, Class A and Class B Shares were designated as "Investor" (now called "Retail") and "Fiduciary" Shares, respectively.
---------------

* During each period the investment advisory, administration and distribution fees (Retail Shares) were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.

                     CALIFORNIA TAX-FREE MONEY MARKET FUND
                      (FORMERLY CALIFORNIA TAX-FREE FUND)

                                                                  YEAR ENDED JULY 31,
                                               ---------------------------------------------------------
                                                 1996        1995        1994        1993        1992
                                               ---------   ---------   ---------   ---------   ---------
                                               FIDUCIARY   FIDUCIARY   FIDUCIARY   FIDUCIARY   FIDUCIARY
                                               ---------   ---------   ---------   ---------   ---------
Net Asset Value, Beginning of Period.........   $   1.00   $    1.00   $    1.00   $    1.00   $    1.00
Investment Activities
  Net investment income......................      0.029       0.031       0.020       0.021       0.032
                                                 -------    --------    --------    --------    --------
Distributions
  Net Investment income......................    (0.029)     (0.031)     (0.020)     (0.021)     (0.032)
                                                 -------    --------    --------    --------    --------
Net Asset Value, End of Period...............   $   1.00   $    1.00   $    1.00   $    1.00   $    1.00
                                                 =======    ========    ========    ========    ========
Total Return.................................       2.91%       3.16%       1.99%       2.13%       3.20%
Ratios/Supplementary Data:
  Net Assets at end of period (000)..........   $ 98,352   $ 105,742   $ 114,993   $ 142,939   $ 116,062
  Ratio of expenses to average net assets....       0.55%       0.50%       0.50%       0.44%       0.54%
  Ratio of net investment income to average
     net assets..............................       2.88%       3.11%       1.96%       2.08%       3.15%
  Ratio of expenses to average net assets*...       1.00%       1.01%       0.93%       0.73%       0.74%
  Ratio of net investment income to average
     net assets*.............................       2.43%       2.60%       1.53%       1.78%       2.95%

                                                                                    AUGUST 10,
                                                                                     1987 TO
                                                    YEAR ENDED JULY 31,              JULY 31,
                                            -----------------------------------     ----------
                                              1991          1990         1989        1988(A)
                                            ---------     --------     --------     ----------
                                            FIDUCIARY
                                            ---------
Net Asset Value, Beginning of Period......  $    1.00     $   1.00     $   1.00      $   1.00
                                             --------     --------     --------      --------
Investment Activities
  Net investment income...................      0.045        0.052        0.054         0.042
                                             --------     --------     --------      --------
Distributions
  Net Investment income...................     (0.045)      (0.052)      (0.054)       (0.042)
                                             --------     --------     --------      --------
Net Asset Value, End of Period............  $    1.00     $   1.00     $   1.00      $   1.00
                                             ========     ========     ========      ========
Total Return..............................       4.57%        5.28%        5.58%         4.41%
Ratios/Supplementary Data:
  Net Assets at end of period (000).......  $ 142,365     $137,308     $147,868      $121,940
  Ratio of expenses to average net
     assets...............................       0.53%        0.66%        0.71%         0.70%(b)
  Ratio of net investment income to
     average net assets...................       4.47%        5.17%        5.45%         4.34%(b)
  Ratio of expenses to average net
     assets*..............................       0.72%        0.72%        0.76%         0.75%(b)
  Ratio of net investment income to
     average net assets*..................       4.28%        5.11%        5.40%         4.29%(b)

  On December 1, 1990, the California Tax-Free Fund (now renamed the California Tax-Free Money Market Fund) commenced offering Class A Shares and designated existing shares as Class B Shares. As of June 20, 1994, Class A and Class B Shares were designated as "Investor" (now called "Retail") and "Fiduciary" Shares, respectively.
---------------

 * During each period the investment advisory, administration and distribution fees (Retail Shares) were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.

FUND
DESCRIPTION             HighMark Funds ("HighMark") is an open-end, diversified,
                      registered investment company that currently offers units of beneficial interest ("Shares") in sixteen separate investment portfolios ("Funds"). All of the Funds are advised by Pacific Alliance Capital Management (the "Advisor"), a division of Union Bank of California, N.A. Shareholders may purchase Shares of selected Funds through two separate classes (the "Retail" and "Fiduciary" classes). These classes may have different sales charges and other expenses, which may affect performance. Information regarding HighMark's other Funds and other classes is contained in separate prospectuses that may be obtained from HighMark's Distributor, SEI Financial Services Company, at Oaks, Pennsylvania 19456, or by calling 1-800-433-6884.

                        For information concerning those investors who qualify
                      to purchase Fiduciary Shares, see PURCHASE AND REDEMPTION OF SHARES below. (Fiduciary Shares may be hereinafter referred to as "Shares.")

INVESTMENT
OBJECTIVES              The investment objectives of the Funds are as follows:

                        The Diversified Money Market Fund, the U.S. Government
                      Money Market Fund and the 100% U.S. Treasury Money Market Fund each seek current income with liquidity and stability of principal.

                        The California Tax-Free Money Market Fund seeks as high
                      a level of current interest income free from federal income tax and California personal income tax as is consistent with the preservation of capital and relative stability of principal.

                        The investment objectives and certain of the investment
                      limitations of the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund, and the California Tax-Free Money Market Fund may not be changed without a vote of the holders of a majority of the outstanding Shares of the respective Fund (as defined under GENERAL INFORMATION--Miscellaneous below). There can be no assurance that a Fund will achieve its investment objective.

INVESTMENT
POLICIES                While the Diversified Money Market Fund, the U.S.
                      Government Money Market Fund and the 100% U.S. Treasury Money Market Fund have the same investment objective, they differ as follows with respect to the types of instruments that may be purchased. Each Fund may invest only in U.S. dollar denominated obligations determined by the Advisor to present minimal credit risks under guidelines adopted by HighMark's Board of Trustees.

                      Diversified Money Market Fund

                      The Diversified Money Market Fund may invest in the following obligations:

                        (i) obligations issued by the U.S. Government, and
                      backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration);

                        (ii) obligations such as bankers' acceptances, bank
                      notes, certificates of deposit and time deposits of thrift institutions, savings and loans, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements at the time of investment;

                        (iii) short-term promissory notes issued by
                      corporations, including Canadian Commercial Paper ("CCP"), which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer;

                        (iv) U.S. dollar denominated securities issued or
                      guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities, and obligations of supranational entities such as the World Bank and the Asian Development Bank (provided that the Fund invests no more than 5% of its assets in any such instrument and invests no more than 25% of its assets in such instruments in the aggregate);

                        (v) up to 5% of its total assets in loan participations
                      issued by a bank in the U.S. with assets exceeding $1 billion where the underlying loan is made to a borrower in whose obligations the Fund may invest and the underlying loan has a remaining maturity of 397 days or less;

                        (vi) readily-marketable, short-term debt securities
                      including, but not limited to, those backed by company receivables, truck and auto loans, leases, and credit card loans;

                        (vii) Treasury receipts, including TRs, TIGRs and CATs;
                      and

                        (viii) repurchase agreements involving such obligations.

                        Certain of the obligations in which the Fund may invest
                      may be variable or floating rate instruments, may involve a conditional or unconditional demand feature, and may include variable amount master demand notes.

                        Subject to the provisions of Rule 2a-7 under the
                      Investment Company Act of 1940 (the "1940 Act"), investments of the Diversified Money Market Fund will consist of those obligations that, at the time of purchase, possess the highest short-term rating from at least one nationally recognized statistical rating organization ("NRSRO") (for example, commercial paper rated "A-1" by Standard & Poor's Corporation ("S&P") or "P-1" by Moody's Investors Service, Inc. ("Moody's")). Although the Diversified Money Market Fund does not presently expect to do so, it may also invest up to 5% of its net assets in obligations that, at the time of purchase, possess one of the two highest short-term ratings from at least one NRSRO, and in obligations that do not possess an equivalent short-term rating (i.e., are unrated) but are determined by the Advisor to be of comparable quality to the rated instruments eligible for purchase by the Fund under guidelines adopted by the Board of Trustees.

                        The Diversified Money Market Fund will not invest more
                      than 5% of its total assets in the securities of any one first tier issuer, except that the Fund may invest up to 25% of its total assets in the securities of a single first tier issuer for a period of up to three business days. There is no limit on the percentage of the Fund's assets that may be invested in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities and repurchase agreements fully collateralized by such obligations.

                        The Fund may concentrate its investments in certain
                      instruments issued by U.S. Banks, U.S. branches of foreign banks, and foreign branches of U.S. banks, but only so long as the investment risk associated with investing in foreign branches of U.S. banks is the same as that associated with investing in instruments issued by the U.S. parent. Domestic certificates of deposit and bankers' acceptances include those issued by domestic branches of a foreign bank to the extent permitted by the rules of the Securities and Exchange Commission. The rules currently permit U.S. branches of foreign banks to be treated as a domestic bank if it can be demonstrated that they are subject to the same regulations as domestic banks.

                      U.S. Government Money Market Fund

                        As a fundamental policy, the U.S. Government Money
                      Market Fund may not purchase securities other than U.S. Treasury bills, notes, and other obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities (such as obligations issued by the Government National Mortgage Association and the Export-Import Bank of the United States) some of which may be subject to repurchase agreements.

                      The 100% U.S. Treasury Money Market Fund

                        The 100% U.S. Treasury Money Market Fund invests
                      exclusively in direct U.S. Treasury obligations and separately traded component parts of such obligations transferable through the Federal Reserve book-entry system ("STRIPs").

                      California Tax-Free Money Market Fund

                          The California Tax-Free Money Market Fund invests in
                      obligations issued by the State of California and its political subdivisions or municipal authorities and obligations issued by territories or possessions of the United States ("Municipal Securities").

                        Under normal market conditions and, as a matter of
                      fundamental policy, at least 80% of the value of the total assets of the California Tax-Free Money Market Fund will be invested in Municipal Securities, the interest on which, in the opinion of bond counsel, is both excluded from gross income both for federal income tax purposes and for California personal income tax purposes, and does not constitute a preference item for individuals for purposes of the federal alternative minimum tax.

                        Certain of the obligations in which the Fund may invest
                      may be variable or floating rate instruments and may involve a conditional or unconditional demand feature.

                        Under normal market conditions, up to 20% of the
                      California Tax-Free Money Market Fund's total assets may be invested in short-term obligations, the interest on which is treated as a preference item for individuals for purposes of the federal alternative minimum tax or subject to federal or California personal income tax ("Taxable Obligations"). These short-term obligations may include bonds from other states and cash equivalents as described below.

                        Dividends paid by the California Tax-Free Money Market
                      Fund that are derived from obligations, the interest on which is exempt from California taxation when received by an individual ("California Exempt-Interest Securities"), are excluded from gross income for California personal income tax purposes. Dividends derived from interest on obligations other than California Exempt-Interest Securities may be excluded from gross income for federal income tax purposes but will be subject to California personal income tax.

                        In order for the California Tax-Free Money Market Fund
                      to pay exempt-interest dividends, at least 50% of its total assets must be invested in California Exempt-Interest Securities at the close of each quarter of its taxable year. Dividends, regardless of their source, may be subject to local taxes.

                        In seeking to achieve its investment objective, the
                      California Tax-Free Money Market Fund may invest all or any part of its assets in Municipal Securities that are private activity bonds, including those known as industrial development bonds under prior federal law. (Any reference herein to private activity bonds includes industrial development bonds.) Interest on private activity bonds is excluded from gross income for federal income tax purposes only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified for those respective categories. However, even if the California Tax-Free Money Market Fund invests in private activity bonds that fall within these categories, Shareholders may become subject to the federal alternative minimum tax on that part of such Fund's distributions derived from interest on such bonds. For further information, see FEDERAL TAXATION below.

                        The California Tax-Free Money Market Fund may invest up
                      to 10% of its total assets in shares of other investment companies with like investment objectives. As a shareholder of an investment company, a Fund may indirectly bear investment management fees of that investment company, which are in addition to the management fees the Fund pays its own advisor.

                        Investments of the California Tax-Free Money Market Fund
                      will consist of those obligations that, at the time of purchase, possess one of the two highest short-term ratings by a NRSRO, and in obligations that do not possess a rating (i.e., are unrated) but are determined by the Advisor to be of comparable quality to the rated instruments eligible for purchase by the Fund under the guidelines adopted by the Board of Trustees.

                        The California Tax-Free Money Market Fund may hold
                      uninvested cash reserves pending investment during temporary "defensive" periods or if, in the opinion of the Advisor, desirable tax-exempt obligations are unavailable. In accordance with the Fund's investment objective and subject to its fundamental policies, investments may be made in Taxable Obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. Government or other taxable securities is deemed appropriate for temporary "defensive" purposes.

                        As discussed in greater detail in the Statement of
                      Additional Information, Taxable Obligations may include obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit, bankers' acceptances, and commercial paper. As noted above, Taxable Obligations may also include private activity bonds depending on their tax treatment.

                        The California Tax-Free Money Market Fund is not
                      intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation nor maximum tax-exempt income irrespective of fluctuations in principal. Investment in the California Tax-Free Money Market Fund would not be appropriate for tax-deferred plans, such as IRA and Keogh plans, and investors should consult a tax or other financial advisor to determine whether investment in the California Tax-Free Fund would be appropriate for them.

MUNICIPAL
SECURITIES              The two principal classifications of Municipal
                      Securities that may be held by the California Tax-Free Money Market Fund are "general obligation" securities and "revenue" securities.

                        General obligation securities are secured by the
                      issuer's pledge of its full faith and credit and general taxing power for the payment of principal and interest.

                        Revenue securities are payable only from the revenues
                      derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the California Tax-Free Money Market Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

                        In addition, Municipal Securities may include "moral
                      obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

                        Opinions relating to the validity of Municipal
                      Securities and to the exemption of interest thereon from federal income tax or California personal income tax are rendered at the time of issuance by counsel experienced in matters relating to the validity of and tax exemption of interest on bonds issued by states and their political sub-divisions. Neither the California Tax-Free Money Market Fund nor the Advisor will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

                        Municipal Securities purchased by the California
                      Tax-Free Money Market Fund may include adjustable rate tax-exempt notes which may have a stated maturity in excess of 397 days, but which will be subject to a demand feature that will permit the Fund to demand payment of the principal of the note either (i) at any time upon not more than thirty days' notice or (ii) at specified intervals not exceeding 397 days and upon no more than thirty days' notice. There may be no active secondary market with respect to a particular adjustable rate note.

                      Nevertheless, as described in greater detail in the Statement of Additional Information, the adjustable interest rate feature included in this type of note is intended generally to assure that the value of the note to the Fund will approximate its par value.

                        Municipal Securities may include, but are not limited
                      to, short-term anticipation notes, bond anticipation notes, revenue anticipation notes, and other forms of short-term tax-exempt securities. These instruments are issued in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. In addition, the California Tax-Free Money Market Fund may purchase tax-exempt commercial paper. Under certain circumstances, and subject to the limitations described in the Statement of Additional Information, the California Tax-Free Money Market Fund may invest indirectly in Municipal Securities by purchasing shares of other tax-exempt money market mutual funds.

                        The California Tax-Free Money Market Fund may also
                      acquire Municipal Securities that have "put" features. Under a put feature, the Fund has the right to sell the Municipal Security within a specified period of time at a specified price. The put feature cannot be sold, transferred, or assigned separately from the Municipal Security. Each Fund may buy Municipal Securities with put features to facilitate portfolio liquidity, shorten the maturity of the underlying Municipal Securities, or permit investment at a more favorable rate of return. The aggregate price of a security subject to a put may be higher than the price that otherwise would be paid for the security without such a feature, thereby increasing the security's cost and reducing its yield.

GENERAL                 The Funds intend to comply with Rule 2a-7 under the 1940
                      Act. Shares of each Fund are priced pursuant to the amortized cost method whereby HighMark seeks to maintain each Fund's net asset value per Share at $1.00. There can be, however, no assurance that a stable net asset value of $1.00 per Share will be maintained.

                        Securities or instruments in which each Fund invests
                      have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain adjustable rate instruments may bear longer maturities. The dollar-weighted average portfolio maturity of each Fund will not exceed 90 days.

                        Although the Diversified Money Market Fund, the U.S.
                      Government Money Market Fund and the 100% U.S. Treasury Money Market Fund have the same investment advisor and the same investment objective, particular securities held and respective yields of these Funds may differ due to differences in the types of permitted investments, cash flow, and the availability of particular investments.

                        Additional information concerning each Fund's
                      investments, including certain investment restrictions that may not be changed with respect to a particular Fund without a vote of the holders of a majority of the outstanding Shares of that Fund, is set forth below and in the Statement of Additional Information. For further information concerning the rating and other requirements governing the investments (including the treatment of securities subject to a tender or demand feature or deemed to possess a rating based on comparable rated securities of the same issuer) of a Fund, see the Statement of Additional Information. The Statement of Additional Information also identifies the NRSROs that may be utilized by the Advisor with respect to portfolio investments for the Funds and provides a description of the relevant ratings assigned by each such NRSRO.

                        In the event that a security owned by a Fund is
                      downgraded below the stated rating categories, the Advisor will take appropriate action with regard to that security.

                      Illiquid and Restricted Securities

                        The Funds shall limit investments in illiquid securities
                      to 10% or less of their net assets. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. The absence of a trading market can make it difficult to ascertain the market value of illiquid securities. Each Fund may purchase restricted securities which have not been registered under the Securities Act of 1933 (e.g., Rule 144A Securities and
                      Section 4(2) commercial paper) subject to policies approved by the Board of Trustees. See INVESTMENT RESTRICTIONS in the Statement of Additional Information.

                        Time deposits, including ETDs and CTDs but not including
                      certificates of deposit and repurchase agreements, which have maturities in excess of seven days are considered to be illiquid.

                      Lending of Portfolio Securities

                        In order to generate additional income, each Fund
                      (except the California Tax-Free Money Market Fund) may lend its portfolio securities to broker-dealers, banks or other institutions. A Fund may lend portfolio securities in an amount representing up to 33 1/3% of the value of the Fund's total assets.

                      Other Investments

                        The Diversified Money Market Fund, the U.S. Government
                      Money Market Fund, and the California Tax-Free Money Market Fund may enter into repurchase agreements and reverse repurchase agreements. Each Fund intends to limit its respective activity in reverse repurchase agreements to no more than 10% of the Fund's total assets.

                        The Funds may enter into forward commitments or purchase
                      securities on a "when-issued" basis. Each Fund expects that commitments by a Fund to enter into forward commitments or purchase when-issued securities will not exceed 25% of the value of the Fund's total assets under normal market conditions. The Funds do not intend to purchase when-issued securities or enter into forward commitments for speculative or leveraging purposes but only for the purpose of acquiring portfolio securities.

                        For further information, see "DESCRIPTION OF PERMITTED
                      INVESTMENTS."

                      Risk Factors

                        Investments by the Funds in obligations of certain
                      agencies and instrumentalities of the U.S. Government may not be guaranteed by the full faith and credit of the U.S. Treasury, and there can be no assurance that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

                        As in the case of mortgage-related securities,
                      participations and certain asset-backed securities are subject to prepayments and there can be no assurance that the Diversified Money Market Fund will be able to reinvest the proceeds of any prepayment at the same interest rate or on the same terms as the original investment.

                        With regard to loan participations, although a Fund's
                      ability to receive payments of principal and interest in connection with a particular loan is primarily dependent on the financial condition of the underlying borrower, the lending institution or bank may provide assistance in collecting interest and principal from the borrower and in enforcing its rights against the borrower in the event of a default. In selecting loan participations on behalf of a Fund, the Advisor will evaluate the creditworthiness of both the borrower and the loan originator and will treat both as an "issuer" of the loan participation for purposes of the Fund's investment policies and restrictions (see INVESTMENT RESTRICTIONS in the Statement of Additional Information).

                        Foreign securities which the Diversified Money Market
                      Fund may purchase may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. These risks include adverse political and economic developments, possible imposition of withholding taxes on interest income, possible seizure, nationalization, or expropriation of foreign investments, possible establishment of exchange controls, or adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

                        Certain risks are inherent in the California Tax-Free
                      Money Market Fund's concentrated investment in California Municipal Securities, which may make an investment in the Fund riskier than an investment in other types of money market funds. Because of the California Tax-Free Money Market Fund's investment objective, many of the securities in its portfolio are likely to be obligations of California governmental issuers that rely in whole or in part, directly or indirectly, on real property taxes as a source of revenue. The ability of the State of California and its political sub-divisions to generate revenue through real property and other taxes and to increase spending has been significantly restricted by various constitutional and statutory amendments and voter-passed initiatives. Such limitations could affect the ability of California state and municipal issuers to pay interest or repay principal on their obligations. In addition, during the first half of the decade, California faced severe economic and fiscal conditions and experienced recurring budget deficits that caused it to deplete its available cash resources and to become increasingly dependent upon external borrowings to meet its cash needs.

                        The financial difficulties experienced by the State of
                      California and other issuers of California Municipal Securities during the recession resulted in the credit ratings of certain of their obligations being downgraded significantly by the major rating agencies.

                        A more detailed description of special factors affecting
                      investments in obligations of California governmental issuers of which investors should be aware is set forth in the Statement of Additional Information.

INVESTMENT
LIMITATIONS             The Diversified Money Market Fund, the U.S. Government
                      Money Market Fund and the 100% U.S. Treasury Money Market Fund may not:

                        1) Purchase securities of any one issuer, other than
                      obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, if, immediately after the purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer (except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% limitation). (As indicated below, the Funds have adopted a non-fundamental investment policy that is more restrictive than this fundamental investment limitation);

                        2) Purchase any securities that would cause more than
                      25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, domestic bank certificates of deposit or bankers' acceptances, and repurchase agreements secured by bank instruments or obligations of the U.S. Government, its agencies, or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry).

                        3) Make loans, except that a Fund may purchase or hold
                      debt instruments, lend portfolio securities, and enter into repurchase agreements as permitted by its individual investment objective and policies.

                        The California Tax-Free Money Market Fund may not:

                        4) Purchase securities of any one issuer, other than
                      obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, if, immediately after the purchase, more than 5% of the value of its total assets would be invested in such issuer (except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% limitation). For purposes of this investment restriction, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, by the non-governmental user;

                        5) Purchase any securities that would cause 25% or more
                      of such Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to securities of the U.S. Government, its agencies or instrumentalities or Municipal Securities or governmental guarantees of Municipal Securities; and provided, further, that for the purpose of this limitation, private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities.

                        6) Make loans; except that the Fund may purchase or hold
                      debt instruments, lend portfolio securities and enter into repurchase agreements as permitted by its investment objective and policies.

                        The foregoing percentages will apply at the time of the
                      purchase of a security. The investment limitations listed above are fundamental policies the substance of which may not be changed without a vote of a majority of the outstanding Shares of the respective Fund. Additional fundamental and non-fundamental investment limitations are set forth in the Statement of Additional Information.

                        The Diversified Money Market Fund, the Government
                      Obligations Money Market Fund, and the 100% U.S. Treasury Money Market Fund have each adopted, in accordance with Rule 2a-7, a non-fundamental policy providing that the 5% limit noted in limitation (1) above shall apply to 100% of each Fund's assets. Notwithstanding, each such Fund may invest up to 25% of its assets in First Tier qualified securities of a single issuer for up to three business days.

PURCHASE AND
REDEMPTION
OF SHARES               As noted above, the Funds are divided into two classes
                      of Shares, Retail and Fiduciary. Only the following investors qualify to purchase the Funds' Fiduciary Shares:
                      (i) fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank of California, N.A. or its affiliates; (ii) SelectIRA accounts established with The Bank of California, N.A. and invested in any of HighMark's Equity or Income Funds prior to June 20, 1994, which have remained continuously open thereafter and which are not considered to be fiduciary accounts;
                      (iii) Shareholders who currently own Shares of HighMark's Equity or Income Funds that were purchased prior to June 20, 1994 within an account registered in their name with the Funds; and (iv) present and retired directors, officers and employees (and their spouses and children under the age of 21) of Union Bank of California, N.A., HighMark's current or former distributors or their respective affiliated companies who currently own Shares of HighMark Funds which were purchased before April 30, 1997. For a description of investors who qualify to purchase Retail Shares, see the Retail Shares prospectus of the Money Market Funds.

                        Purchases and redemptions of Shares of the Funds may be
                      made on days on which both the New York Stock Exchange and Federal Reserve wire system are open for business ("Business Days"). The minimum initial investment is generally $1,000 and the minimum subsequent investment is generally $100. For present and retired directors, officers, and employees (and their spouses and children under the age of 21) of Union Bank of California, SEI Financial Services Company and their affiliates, the minimum initial investment is $250 and the minimum subsequent investment is $50. The Fund's initial and subsequent minimum purchase amounts may be waived, in the Distributor's discretion if purchases are made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans, 401(k) or similar programs or accounts. Shareholders may place orders by telephone.

                        Purchase orders will be effective on the Business Day
                      made if the Distributor receives an order before 8:00 a.m., Pacific time (11:00 a.m., Eastern time) for the California Tax-Free Money Market Fund, 9:00 a.m., Pacific time (12:00 noon, Eastern time) for the 100% U.S. Treasury Money Market Fund and 10:00 a.m., Pacific time (1:00 p.m., Eastern time) for the Diversified Money Market and U.S. Government Money Market Funds, on such Business Day. Otherwise, the purchase order will be effective the next Business Day. Effectiveness of a purchase order on any Business Day is contingent on the Custodian's receipt of Federal funds before 11:00 a.m., Pacific time (2:00 p.m., Eastern time), on such day. The purchase price is the net asset value per Share, which is expected to remain constant at $1.00. The net asset value per Share is calculated as of 10:00 a.m., Pacific time (1:00 p.m., Eastern time), each Business Day based on the amortized cost method. The net asset value per Share of a Fund is determined by dividing the total value of its investments and other assets, less any liabilities, by the total number of its outstanding Shares. HighMark reserves the right to reject a purchase order when the Distributor or the Advisor determines that it is not in the best interest of HighMark and/or Shareholder(s).

                        Shares of the Fund are offered only to residents of
                      states in which the shares are eligible for purchase.

                        Redemption orders may be made any time before 8:00 a.m.,
                      Pacific time (11:00 a.m., Eastern time) for the California Tax-Free Money Market Fund, 9:00 a.m., Pacific time (12:00 noon, Eastern time) for the 100% U.S. Treasury Money Market Fund, and 10:00 a.m., Pacific time (1:00 p.m., Eastern time) for the Diversified Money Market and U.S. Government Money Market Funds in order to receive that day's redemption price (i.e. the next determined net asset value per share). For redemption orders received before such times for such Funds, payment will be made the same day by transfer of Federal funds. Otherwise, payment will be made on the next Business Day. Redeemed shares are not entitled to dividends declared the day the redemption order is effective. The Funds reserve the right to make payment on redemptions in securities rather than cash.

                        Neither HighMark's transfer agent nor HighMark will be
                      responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes are genuine. HighMark and its transfer agent will each employ reasonable procedures to confirm that telephone instructions are genuine. Such procedures may include taping of telephone conversations. If market conditions are extraordinarily active or extraordinary circumstances exist, and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means.

EXCHANGE
PRIVILEGES              As indicated under GENERAL INFORMATION--Description of
                      HighMark & Its Shares, certain of HighMark's Funds issue two classes of Shares (Retail Shares and Fiduciary Shares); as of the date of this Prospectus, the Distribution Plan and distribution fee payable thereunder are applicable only to such Fund's Retail Shares. A Shareholder's eligibility to exchange into a particular class of Shares will be determined at the time of the exchange. The Shareholder must supply, at the time of the exchange, the necessary information to permit confirmation of qualification.

                        Each Fund's Shares may be exchanged for Shares of the
                      class of the various other Funds of HighMark which the Shareholder qualifies to purchase directly so long as the Shareholder maintains the applicable minimum account balance in each Fund in which he or she owns Shares and satisfies the minimum initial and subsequent purchase amounts of the Fund into which the Shares are exchanged. Shareholders may exchange their Fiduciary Shares for Fiduciary Shares of another Fund on the basis of the relative net asset value of the Fiduciary Shares exchanged. Shareholders may also exchange Fiduciary Shares of a Fund for Retail Shares of another Fund. Under such circumstances, the cost of the acquired Retail Shares will be the net asset value per share plus the appropriate sales load.

                        Exchanges will be made on the basis of the relative net
                      asset values of the Shares exchanged plus any applicable sales charge. Exchanges are subject to the terms and conditions stated herein and the terms and conditions stated in the respective prospectuses of the Funds.

                        Certain entities (including Participating Organizations
                      and Union Bank of California and its affiliates), however, may charge customers a fee with respect to exchanges made on the customer's behalf. Information about these charges, if any, can be obtained by the entity effecting the exchange and this Prospectus should be read in conjunction with that information.

                        A Shareholder wishing to exchange Shares in a Fund may
                      do so by contacting the transfer agent at 1-800-433-6884. Exchanges will be effected on any Business Day at the net asset value of the Funds involved in the exchange next determined after the exchange request is received by the transfer agent.

                        An exchange is considered to be a sale of Shares for
                      federal income tax purposes on which a Shareholder may realize a capital gain or loss. Exchange privileges may be exercised only in those states where Shares of such other Funds of HighMark may legally be sold. HighMark may materially amend or terminate the exchange privileges described herein upon sixty days' notice.

DIVIDENDS               The net income of each Fund is declared daily as a
                      dividend to Shareholders of record at the close of business on the day of declaration.

                        Dividends with respect to each Fund are paid monthly in
                      additional full and fractional Shares of the Fund at net asset value as of the date of payment, unless the Shareholder elects to receive such dividends in cash as described below. Shareholders will automatically receive all income dividends and capital gains distributions (if any) paid in respect of a Fund's Shares in additional full and fractional Shares of the same class. Shareholders wishing to receive their dividends in cash (or wishing to revoke a previously made election) must notify the transfer agent at P.O. Box 8416, Boston, MA 02266-8416, and such election (or revocation thereof) will become effective with respect to dividends having record dates after notice has been received. Dividends paid in additional Shares receive the same tax treatment as dividends paid in cash. Dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of his or her Shares. Net realized capital gains, if any, are distributed at least annually to Shareholders of record.

FEDERAL
TAXATION                Each Fund intends to qualify for treatment as a
                      "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and to distribute substantially all of its net investment income so that it is not required to pay federal taxes on these amounts. Because all of the net investment income of the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund and the California Tax-Free Money Market Fund is expected to be derived from interest, it is anticipated that no part of any distribution will be eligible for the federal dividends received deduction for corporations. The Funds are not managed to generate any long-term capital gains and, therefore, the Funds do not foresee paying any significant "capital gains dividends" as described in the Code.

                        Shareholders will be subject to federal income tax with
                      respect to dividends paid by the Diversified Money Market Fund, the U.S. Government Money Market Fund and the 100% U.S. Treasury Money Market Fund (including any capital gains dividends). Dividends that are attributable to interest on U.S. Government obligations earned by the Funds may be exempt from state and local tax, and Shareholders should consult their own tax advisors to determine whether these dividends are eligible for the state and local tax exemption. Dividends (except to the extent attributable to gains or securities lending income) paid by the 100% U.S. Treasury Money Market Fund will be exempt from California and Oregon personal income taxes. HighMark intends to advise Shareholders annually of the proportion of a Fund's dividends that consists of interest on U.S. Government obligations.

                        Exempt-interest dividends from the California Tax-Free
                      Money Market Fund are excludable from gross income for federal income tax purposes. Such dividends may be taxable to Shareholders under state or local law as ordinary income even though all or a portion of the amounts may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such taxes. Shareholders are advised to consult a tax advisor with respect to whether exempt-interest dividends retain the exclusion if such Shareholder would be treated as a "substantial user" or a "related person" to such user under the Code.

                        Under the Code, interest on indebtedness incurred or
                      continued by a Shareholder to purchase or carry Shares of the California Tax-Free Money Market Fund is not deductible for federal income tax purposes to the extent the Fund distributes exempt-interest dividends during the Shareholder's taxable year.

                        Under the Code, if a Shareholder sells a Share of the
                      California Tax-Free Money Market Fund after holding it for six months or less, any loss on the sale or exchange of such Share will be disallowed to the extent of the amount of any exempt-interest dividends that the Shareholder has received with respect to the Share that is sold.

                        In addition, any loss (not already disallowed as
                      provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares.

                        The California Tax-Free Money Market Fund may at times
                      purchase Municipal Securities at a discount from the price at which they were originally issued. For federal income tax purposes, some or all of this market discount will be included in the California Tax-Free Money Market Fund's ordinary income and will be taxable to Shareholders as such when it is distributed to them.

                        To the extent dividends paid to Shareholders are derived
                      from taxable income (for example, from interest on certificates of deposit or repurchase agreements), or from long-term or short-term capital gains, such dividends will be subject to federal income tax, whether such dividends are paid in the form of cash or additional Shares. A Shareholder should consult his or her tax advisor for special advice.

                        Under the Code, dividends attributable to interest on
                      certain private activity bonds issued after August 7, 1986 must be included in alternative minimum taxable income for the purpose of determining liability (if any) for the federal alternative minimum tax. In addition, exempt-interest dividends will be included in a corporation's "adjusted current earnings" for purposes of the alternative minimum tax (except to the extent derived from interest on certain private activity bonds issued after August 7, 1986, which interest would already be included in alternative minimum taxable income as a specific item of tax preference). Shareholders of the California Tax-Free Money Market Fund receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income (including exempt-interest dividends distributed by the California Tax-Free Money Market Fund).

                        If, at the close of each quarter of its taxable year,
                      the California Tax-Free Money Market Fund continues to qualify for the special federal income tax treatment afforded regulated investment companies and at least 50% of the value of the Fund's total assets consists of California Exempt-Interest Securities, then "California exempt interest dividends" attributable to these securities will be exempt from California personal income tax. A "California-exempt interest dividend" is any dividend distributed by the Fund to the extent that it is derived from the interest received by the Fund on California Exempt-Interest Securities (less related expenses) and designated as such by written notice to Shareholders. For further details, see the Statement of Additional Information. Dividends received by Shareholders subject to California state corporate franchise tax will be taxed as ordinary dividends notwithstanding that all or a portion of such dividends are exempt from California personal income tax. Distributions other than "California-exempt interest dividends" by the Fund to California residents will be subject to California personal income tax, whether or not such dividends are reinvested.

                        Additional information regarding federal and California
                      taxes is contained in the Statement of Additional Information. However, the foregoing and the material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting a money market fund and its Shareholders. In addition, the foregoing discussion and the federal and California tax information in the Statement of Additional Information are based on tax laws and regulations which are in effect as of the date of this Prospectus; these laws and regulations may subsequently change, and such changes could be retroactive. Shareholders will be advised at least annually as to the federal income tax status, and, in the case of Shareholders of the California Tax-Free Money Market Fund, as to the California income tax status, of distributions made during the year.

SERVICE
ARRANGEMENTS          The Advisor

                        Pacific Alliance Capital Management, a division of Union
                      Bank of California, N.A. serves as the Funds' investment advisor. Subject to the general supervision of HighMark's Board of Trustees, the Advisor manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of the Fund's investment securities, and maintains the Fund's records relating to such purchases and sales.

                        For the expenses assumed and services provided by the
                      Advisor as each Fund's investment advisor, Union Bank of California receives a fee from the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund, and the California Tax-Free Money Market Fund computed daily and paid monthly, at the annual rate of thirty one-hundredths of one percent (.30%) of each Fund's average daily net assets. Union Bank of

                      California may from time to time agree to voluntarily reduce its advisory fee. While there can be no assurance that Union Bank of California will choose to make such an agreement, any voluntary reductions in Union Bank of California's advisory fee will lower the Fund's expenses, and thus increase the Fund's yield and total return, during the period such voluntary reductions are in effect. During HighMark's fiscal year ended July 31, 1996, Union Bank of California received investment advisory fees from the Diversified Money Market Fund, the U.S. Government Money Market Fund, and the 100% U.S. Treasury Money Market Fund aggregating 0.40% of each Fund's average daily net assets and from the California Tax-Free Money Market Fund aggregating 0.23% of the Fund's average daily net assets.

                        On April 1, 1996, The Bank of California, N.A.,
                      HighMark's then investment advisor, combined with Union Bank and the resulting bank changed its name to Union Bank of California, N.A. At the same time, the banks' investment management divisions were combined. Each of Union Bank and The Bank of California, N.A. (or their predecessor banks) has been in banking since the early 1900's and, historically, each has had significant investment functions within its trust and investment division. UnionBanCal Corporation, the parent of Union Bank of California, N.A., is a publicly held corporation, but is principally held by the Bank of Tokyo-Mitsubishi, Limited. As of September 30, 1996, Union Bank of California and its subsidiaries had approximately $28.7 billion in commercial assets. Pacific Alliance Capital Management is a division of Union Bank of California's Trust and Investment Management Group, which, as of June 30, 1996, had approximately $13.4 billion of assets under management. The Advisor, with a team of approximately 45 stock and bond research analysts, portfolio managers and traders, has been providing investment management services to individuals, institutions and large corporations since 1917.

                      Administrator

                        SEI Fund Resources (the "Administrator") and HighMark
                      are parties to an administration agreement (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator provides HighMark with certain management services, including all necessary office space, equipment, personnel, and facilities.

                        The Administrator is entitled to a fee, which is
                      calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of the Funds. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of a Fund's Fiduciary Shares. Any such waiver is voluntary and may be terminated at any time in the Administrator's sole discretion. Currently, the Administrator has agreed to waive its fee to the rate of .18% of the average daily net assets of the Funds.

                        Pursuant to a separate agreement with the Administrator,
                      Union Bank of California, N.A. performs sub-administration services on behalf of each Fund, for which it receives a fee paid by the Administrator at the annual rate of up to 0.05% of the average daily net assets of the Funds. Union Bank of California has voluntarily agreed to reduce this fee to 0.03%, but reserves the right to terminate its waiver at any time in its sole discretion. A description of the services performed by Union Bank of California pursuant to this Agreement is contained in the Statement of Additional Information.

                      The Transfer Agent

                        State Street Bank and Trust Company serves as the
                      transfer agent, dividend disbursing agent, and as a shareholder servicing agent for the Fiduciary Shares of HighMark, for which services it receives a fee.

                      Shareholder Service Plan

                        To support the provision of Shareholder services to both
                      classes of Shares, HighMark has adopted a Shareholder Service Plan. A description of the services performed by service providers pursuant to the Shareholder Service Plan is contained in the Statement of Additional Information. In consideration of services provided by any service provider, which may include Union Bank of California, N.A., Bank of Tokyo-Mitsubishi, Ltd., or their respective affiliates, each Fund may pay a fee at the rate of up to 0.25% of its average daily net assets to such service provider. The service provider may waive such fees at any time. Any such waiver is voluntary and may be terminated at any time. Currently, such fees are being waived to the rate of 0.00% of average daily net assets.

                      Distributor

                        SEI Financial Services Company (the "Distributor") and
                      HighMark are parties to a distribution agreement ("Distribution Agreement"). The Distribution Agreement is renewable annually and may be terminated by the Distributor, by a majority vote of the Disinterested Trustees or by a majority vote of the outstanding securities of HighMark upon not more than 60 days written notice by either party, or upon assignment by the Distributor. Fiduciary Shares are not subject to HighMark's Distribution Plan or a distribution fee.

                      Banking Laws

                        Union Bank of California believes that it may perform
                      the services for the Funds contemplated by its investment advisory agreement with HighMark without a violation of applicable banking laws and regulations. Union Bank of California also believes that it may perform sub-administration and sub-accounting services on behalf of each Fund, for which it receives compensation from SEI Fund Resources without a violation of applicable banking laws and regulations.

                      Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could change the manner in which Union Bank of California or the Advisor could continue to perform such services for the Funds. For a further discussion of applicable banking laws and regulations, see the Statement of Additional Information.

                      Custodian

                        Union Bank of California also serves as the custodian
                      and as a shareholder servicing agent for the Funds. The Custodian holds cash, securities and other assets of HighMark as required by the 1940 Act.

                        Services performed by Union Bank of California, as the
                      Funds' shareholder servicing agent and custodian, as well as the basis of remuneration for such services, are described in the Statement of Additional Information.

GENERAL
INFORMATION           Description of HighMark & Its Shares

                        HighMark was organized as a Massachusetts business trust
                      on March 10, 1987, and consists of sixteen series of Shares open for investment representing units of beneficial interest in HighMark's Growth Fund, Income Equity Fund, Balanced Fund, Value Momentum Fund, Blue Chip Growth Fund, Emerging Growth Fund, International Equity Fund, Bond Fund, Intermediate-Term Bond Fund, Government Securities Fund, Convertible Securities Fund, California Intermediate Tax-Free Bond Fund, Diversified Money Market Fund, U.S. Government Money Market Fund, 100% U.S. Treasury Money Market Fund and California Tax-Free Money Market Fund. As of the date hereof, no Shares of the Value Momentum Fund, the Blue Chip Growth Fund, the Emerging Growth Fund, the International Equity Fund, the Intermediate-Term Bond Fund, the Convertible Securities Fund, the Government Securities Fund and the California Intermediate Tax-Free Bond Fund had been offered for sale in HighMark. Shares of each Fund are freely transferable, are entitled to distributions from the assets of the Fund as declared by the Board of Trustees, and, if HighMark were liquidated, would receive a pro rata share of the net assets attributable to that Fund. Shares are without par value.

                        As noted above, pursuant to a Multiple Class Plan on
                      file with the Securities and Exchange Commission permitting the issuance and sale of two classes of Shares in selected Funds, Shares of such Funds have been divided into two classes, designated Retail Shares and Fiduciary Shares. For information regarding the Retail Shares of the Funds, interested persons may contact the Distributor for a prospectus at 1-800-433-6884.

                        HighMark believes that as of November 22, 1996 Union
                      Bank of California (475 Sansome Street, Post Office Box 45000, San Francisco, CA 94104) was the Shareholder of record of 98.42% of the Fiduciary Shares of the Diversified Money Market Fund, 93.46% of the Fiduciary Shares of the U.S. Government Money Market Fund, 95.03% of the Fiduciary Shares of the 100% U.S. Treasury Money Market Fund, and substantially all of the Fiduciary Shares of the California Tax-Free Money Market Fund.

                      Performance Information

                        From time to time, HighMark may advertise the "yield"
                      and "effective yield" with respect to the Fiduciary Shares of each Fund and a "tax-equivalent yield" and "tax-equivalent effective yield" for federal, California and Oregon income tax purposes with regard to the Fiduciary Shares of each of the 100% U.S. Treasury Money Market Fund and the California Tax-Free Money Market Fund. Performance information is computed separately for a Fund's Retail and Fiduciary Shares in accordance with the formulas described below. Each yield figure is based on historical earnings and is not intended to indicate future performance.

                        The "yield" of a Fund's Fiduciary Shares refers to the
                      income generated by an investment in the class over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the class is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

                        The 100% U.S. Treasury Money Market Fund's
                      tax-equivalent yield and tax-equivalent effective yield will reflect the amount of income subject to California or Oregon personal income taxation at the rate specified in the advertisement that a taxpayer would have to earn in order to obtain the same after tax income as that derived from the yield and effective yield of the Fiduciary class. The California Tax-Free Money Market Fund's tax-equivalent yield and tax-equivalent effective yield reflect the amount of income subject to federal income taxation and California personal income taxation at the rate specified in the advertisement that a taxpayer would have to earn in order to obtain the same after tax income as that derived from the yield and effective yield of the Fiduciary class.

                        Tax-equivalent yields and tax-equivalent effective
                      yields with respect to a class will be significantly higher than the yield and effective yield of that class.

                        From time to time, HighMark may advertise the aggregate
                      total return and average annual total return of the Funds. The aggregate total return and average annual total return of each Fund may be quoted for the life of each Fund and for five-year and one-year periods, in each case, through the most recent calendar quarter. Aggregate total return is determined by calculating the change in the value of a hypothetical $1,000 investment in a Fund over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The ending redeemable value includes dividends and capital gain distributions reinvested at net asset value. Average annual total return is calculated by annualizing a Fund's aggregate total return over the relevant number of years. The resulting percentage indicates the positive or negative investment results that an investor in a Fund would have experienced from changes in Share price and reinvestment of dividends and capital gain distributions.

                        Each Fund may periodically compare its performance to
                      the performance of: other mutual funds tracked by mutual-fund rating services (such as Lipper Analytical), financial and business publications and periodicals; broad groups of comparable mutual funds; unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or other investment alternatives. Certain Funds may advertise performance that includes results from periods in which the Fund's assets were managed in a non-registered predecessor vehicle.

                      Miscellaneous

                        Shareholders will be sent unaudited semi-annual reports
                      and annual reports audited by independent public accountants.

                        Shareholders are entitled to one vote for each Share
                      held in a Fund as determined on the record date for any action requiring a vote by the Shareholders, and a proportionate fractional vote for each fractional Share held. Shareholders of HighMark will vote in the aggregate and not by series or class except (i) as otherwise expressly required by law or when HighMark's Board of Trustees determines that the matter to be voted upon affects only the interests of the Shareholders of a particular series or particular class, and (ii) only Retail Shares will be entitled to vote on matters submitted to a Shareholder vote relating to the Distribution Plan. HighMark is not required to hold regular annual meetings of Shareholders, but may hold special meetings from time to time.

                        HighMark's Trustees are elected by Shareholders, except
                      that vacancies may be filled by vote of the Board of Trustees. Trustees may be removed by the Board of Trustees, or by Shareholders at a meeting called for such purpose. For information about how Shareholders may call such a meeting and communicate with other Shareholders for that purpose, see ADDITIONAL INFORMATION--Miscellaneous in the Statement of Additional Information.

                        Inquiries may be directed in writing to SEI Financial
                      Services Company, Oaks, Pennsylvania 19456, or by calling toll free 1-800-433-6884.

DESCRIPTION OF
PERMITTED
INVESTMENTS             The following is a description of permitted investments
                      for the HighMark Money Market Funds.

                        ASSET-BACKED SECURITIES (NON-MORTGAGE)--Debt Instruments
                      secured by company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. The purchase of non-mortgage asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities.

                        Like mortgages underlying mortgage-backed securities,
                      underlying automobile sales contracts or credit card receivables are subject to substantial prepayment risk, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary as much in response to changes in interest rates and the short-term nature of the underlying car loans or other receivables tend to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with their investment objectives and policies, the Money Market Funds may invest in other asset-backed securities that may be developed in the future.

                        BANKERS' ACCEPTANCES--Bills of exchange or time drafts
                      drawn on and accepted by commercial banks. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

                        CERTIFICATES OF DEPOSIT--Negotiable interest-bearing
                      instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

                        COMMERCIAL PAPER--Unsecured short-term promissory notes
                      issued by corporations and other entities. Maturities on these issues vary from a few days to nine months. Purchase of such instruments involves a risk of default by the issuer.

                        DERIVATIVES--Instruments whose value is derived from an
                      underlying contract, index or security, or any combination thereof, including futures, options (e.g., puts and calls), options on futures, swap agreements, and some mortgage-backed securities (CMOs, REMICs, IOs and POs). See elsewhere in this "DESCRIPTION OF PERMITTED INVESTMENTS" for discussions of these various instruments, and see "INVESTMENT OBJECTIVES" and "INVESTMENT POLICIES" for more information about any policies and limitations applicable to their use.

                        INVESTMENT GRADE BONDS--Interest-bearing or discounted
                      government or corporate securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. Investment grade bonds are those rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other NRSROs, or, if not rated, determined to be of comparable quality by the Advisor.

                        LOAN PARTICIPATIONS--Loan participations are interests
                      in loans to U.S. corporations (i.e., borrowers) which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member ("intermediary bank"). In a loan participation, the borrower of the underlying loan will be deemed to be the issuer of the participation interest (except to the extent a purchasing Fund derives its rights from the intermediary bank). Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, a Fund may encounter delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower because it may be necessary under the terms of the loan participation, for the Fund to assert its rights against the borrower through the intermediary bank. Moreover, under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying corporate borrower), so that a Fund may also be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participations is limited, and any such participation purchased by a Fund may be regarded as illiquid.

                        MUNICIPAL FORWARDS--Municipal Forwards are forward
                      commitments for the purchase of tax-exempt bonds with a specified coupon to be delivered by an issuer at a future date, typically exceeding 45 days but normally less than one year after the commitment date. Municipal forwards are normally used as a refunding mechanism for bonds that may only be redeemed on a designated future date. As with forward commitments and when-issued securities, municipal forwards are subject to market fluctuations due to changes, real or anticipated, in market interest rates between the commitment date and the settlement date and will have the effect of leveraging the Fund's assets. Municipal forwards may be considered to be illiquid investments. The Fund will maintain liquid, high-grade securities in a segregated account in an amount at least equal to the purchase price of the municipal forward.

                        MUNICIPAL SECURITIES--Municipal securities consist of
                      (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, tolls from a toll bridge, for example. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

                        PARTICIPATION INTERESTS--Participation interests are
                      interests in municipal securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying municipal securities.

                        RECEIPTS--Interests in separately traded interest and
                      principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of such receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TR's"), "Treasury Investment Growth Receipts" ("TIGR's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TR's, TIGR's and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying securities. See also "FEDERAL TAXATION."

                        REPURCHASE AGREEMENTS--Agreements whereby a Fund will
                      acquire securities from approved financial institutions or registered broker-dealers that agree to repurchase the securities at a mutually agreed-upon date and price. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value equal to 102% of the resale price stated in the agreement. Repurchase agreements involving government securities are not subject to a Fund's fundamental investment limitation on purchasing securities of any one issuer. If the seller defaults on its repurchase obligation or becomes insolvent, the Fund holding such obligations would suffer a loss to the extent that either the proceeds from a sale of the underlying portfolio securities were less than the repurchase price or the Fund's disposition of the securities was delayed pending court action. Securities subject to repurchase agreements will be held by a qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the "1940 Act").

                        REVERSE REPURCHASE AGREEMENTS--A Fund may borrow funds
                      for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund's investment objective and fundamental investment restrictions; as a matter of non-fundamental policy, each Fund intends to limit such investments to no more than 10% of the value of its total assets. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high-quality debt securities consistent with the Fund's investment objective having a value equal to 102% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

                        RULE 144A SECURITIES--Rule 144A Securities are
                      securities that have not been registered under the Securities Act of 1933, but which may be traded between certain qualified institutional investors, including investment companies. The absence of a secondary market may affect the value of the Rule 144A Securities. The Board of Trustees of the Group has established guidelines and procedures to be utilized to determine the liquidity of such securities.

                        SECURITIES ISSUED ON A FORWARD COMMITMENT BASIS OR
                      WHEN-ISSUED SECURITIES--Securities purchased for delivery beyond the normal settlement date at a stated price and yield and which thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. When a Fund agrees to purchase when-issued securities or enter into forward commitments, the Group's custodian will be instructed to set aside cash or liquid portfolio securities equal to the amount of the commitment in a segregated account. A Fund will generally not pay for such securities and no income will accrue on the securities until they are received. These securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Therefore, the purchase of securities on a "when-issued" basis or forward commitments may increase the risk of fluctuations in a Fund's net asset value.

                        SECURITIES LENDING--During the time portfolio securities
                      are on loan from a Fund, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by the Fund or the borrower at any time and, while a Fund will generally not have the right to vote securities on loan, it will terminate the loan and regain the right to vote if that is considered important with respect to the investment. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, a Fund will receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the lending agent, with oversight by the Advisor, and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund.

                        SECURITIES SUBJECT TO A PUT FEATURE--A "put" feature
                      permits a Fund to sell a fixed income security at a fixed price prior to maturity. The underlying fixed income securities subject to a put may be sold at any time at the market rates. However, unless the put was an integral part of the fixed income security as originally issued, it may not be marketable or assignable. Generally, a premium is paid for a put feature or a put feature is purchased separately which results in a lower yield than would otherwise be available for the same fixed income securities.

                        TAX-EXEMPT COMMERCIAL PAPER--Commercial paper, which is
                      commercial paper issued by governments and political sub-divisions.

                        TIME DEPOSITS--Non-negotiable receipts issued by U.S. or
                      foreign banks in exchange for the deposit of funds. Like certificates of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

                        U.S. GOVERNMENT AGENCY SECURITIES--Certain Federal
                      agencies have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the U.S. Treasury. The issues of other agencies are supported only by the credit of the instrumentality (e.g., FNMA securities).

                        U.S. TREASURY OBLIGATIONS--Bills, notes, and bonds
                      issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations known as Separately Traded Registered Interest and Principal Securities ("STRIPS") that are transferable through the Federal book-entry system.

                        U.S. Government Securities generally do not involve the
                      credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from otherwise comparable corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will in many cases not affect interest income on existing portfolio securities, but will be reflected in the Fund's net asset value. Because the magnitude of these fluctuations will generally be greater at times when a Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer-term securities.

                        VARIABLE AMOUNT MASTER DEMAND NOTES--Unsecured demand
                      notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between HighMark and the issuer, they are not normally traded. Although there is no secondary market in these notes, the Fund may demand payment of principal and accrued interest at specified intervals. For purposes of the Fund's investment policies, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

                        VARIABLE AND FLOATING RATE INSTRUMENTS--Obligations that
                      may carry variable or floating rates of interest, may involve conditional or unconditional demand features and may include variable amount master demand notes. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

                        YANKEE BONDS--Dollar denominated securities issued by
                      foreign-domiciled issuers that obligate the issuer to pay the bondholder a specified sum of money, usually semiannually, and to repay the principal amount of the loan at maturity. Sovereign bonds are bonds issued by the governments of foreign countries. Supranational bonds are those issued by supranational entities, such as the World Bank and European Investment Bank. Canadian bonds are bonds issued by Canadian provinces.

                        ZERO-COUPON OBLIGATIONS--Non-income producing securities
                      evidencing ownership of future interest and principal payments on bonds. These obligations pay no current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price.

                        For federal income tax purposes, the difference between
                      the par value and the original issue price (original issue discount) is included in the income of a holder of a zero-coupon obligation over the term of the obligation even though the interest is not paid until maturity. The amount included in income is determined under a constant interest rate method. In addition, if an obligation is purchased subsequent to its original issue, a holder such as the Income Funds may elect to include market discount in income currently on a ratable accrual method or a constant interest rate method. Market discount is the difference between the obligation's "adjusted issue price" (the original issue price plus original issue discount accrued to date) and the holder's purchase price. If no such election is made, gain on the disposition of a market discount obligation is treated as ordinary income (rather than capital gain) to the extent it does not exceed the accrued market discount.

                        Zero-coupon obligations have greater price volatility
                      than other fixed-income obligations of similar maturity and such obligations will be purchased when the yield spread, in light of the obligation's duration, is considered advantageous.

                          HighMark MONEY MARKET FUNDS
                            INVESTMENT PORTFOLIOS OF
                                 HighMark FUNDS
                   For further information (including current
                  yield, purchase and redemption information),
                              call 1-800-433-6884

INVESTMENT ADVISOR
Pacific Alliance Capital Management,
a division of Union Bank of California, N.A.
475 Sansome Street
Post Office Box 45000
San Francisco, CA 94104

CUSTODIAN
Union Bank of California, N.A.
475 Sansome Street
Post Office Box 45000
San Francisco, CA 94104

ADMINISTRATOR & DISTRIBUTOR
SEI Fund Resources and
SEI Financial Services Company
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Ropes & Gray
One Franklin Square
1301 K Street, N.W., Suite 800 East
Washington, D.C. 20005

AUDITORS
Deloitte & Touche LLP
1700 Courthouse Plaza Northeast
Dayton, OH 45402

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY HIGHMARK OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY HIGHMARK OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

NOT FDIC INSURED

                                [HIGHMARK LOGO]

                                 HIGHMARK FUNDS

                               TRS-17236(R12/95)

     INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                             SUBJECT TO COMPLETION

                                 HIGHMARK FUNDS

                           INTERNATIONAL EQUITY FUND

  HighMark Funds ("HighMark") is an open-end, diversified, registered investment company that offers a convenient means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to HighMark's International Equity Fund.

                                FIDUCIARY SHARES

  HighMark's Fiduciary Shares are offered to the following investors: (i) fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank of California, N.A. or its affiliates; (ii) SelectIRA accounts established with The Bank of California, N.A. and invested in any of HighMark's Equity or Income Funds prior to June 20, 1994, which have remained continuously open thereafter and which are not considered to be fiduciary accounts; (iii) Shareholders who currently own Shares of HighMark's Equity or Income Funds that were purchased prior to June 20, 1994 within an account registered in their name with the Funds; and (iv) present and retired directors, officers and employees (and their spouses and children under the age of 21) of Union Bank of California, N.A., HighMark's current or former distributors or their respective affiliated companies who currently own Shares of HighMark Funds which were purchased before April 30, 1997.

  This Prospectus sets forth concisely the information about HighMark and the International Equity Fund that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated the same date as this Prospectus has been filed with the Securities and Exchange Commission and is available without charge by writing the Distributor, SEI Financial Services Company, Oaks, Pennsylvania 19456, or by calling 1-800-433-6884. The Statement of Additional Information is incorporated into this Prospectus by reference. This Prospectus relates only to the Fiduciary Shares of the International Equity Fund. Interested persons who wish to obtain a prospectus for the other Funds of HighMark may contact the Distributor at the above address and telephone number.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

HIGHMARK'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING UNION BANK OF CALIFORNIA, N.A., BANK OF
TOKYO-MITSUBISHI, LIMITED OR ANY OF THEIR AFFILIATES OR CORRESPONDENTS. HIGHMARK'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN HIGHMARK INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

February 26, 1997
Fiduciary Shares

                                    SUMMARY

HIGHMARK FUNDS ("HighMark") is an open-end, diversified, registered investment company providing a convenient way to invest in professionally managed portfolios of securities. The following provides basic information about the Fiduciary Shares of the HighMark International Equity Fund (the "International Equity Fund" or the "Fund"). This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in the Prospectus and in the Statement of Additional Information.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The International Equity Fund seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of non-U.S. issuers. (See "INVESTMENT OBJECTIVE")

WHAT ARE THE FUND'S PERMITTED INVESTMENTS? The Fund primarily invests, consistent with its investment objective, in equity securities including common stocks and securities convertible into common stocks of non-U.S. issuers. The Fund may also invest consistent with its investment objective and policies in certain other instruments. (See "INVESTMENT POLICIES")

WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE INTERNATIONAL EQUITY FUND? The investment policies of the Fund entail certain risks and considerations of which an investor should be aware. The Fund may purchase common stocks and other equity securities that are volatile and which may fluctuate in value more than other types of investments. In addition, the Fund will invest in securities of foreign companies that involve special risks and considerations not typically associated with investing in U.S. companies. (See "Risk Factors")

ARE MY INVESTMENTS INSURED? HighMark's Shares are not federally insured by the FDIC or any other government agency. Any guarantee by the U.S. Government, its agencies or any instrumentalities of the securities in which the Fund invests guarantees only the payment of principal and interest on the guaranteed security, and does not guarantee the total return or value of the security or total return or value of Shares of the Fund.

WHO IS THE ADVISOR? Pacific Alliance Capital Management, a division of Union Bank of California, N.A., serves as the Advisor to HighMark. (See "The Advisor")

WHO IS THE SUB-ADVISOR? Tokyo-Mitsubishi Asset Management (U.K.), Ltd. serves as the Sub-Advisor to the Fund. (See "The Sub-Advisor")

WHO IS THE ADMINISTRATOR? SEI Fund Resources serves as the Administrator of HighMark. (See "The Administrator")

WHO IS THE CUSTODIAN? Union Bank of California, N.A. (the "Bank") serves as the custodian of HighMark's assets. (See "The Custodian")

WHO IS THE DISTRIBUTOR? SEI Financial Services Company acts as distributor of HighMark's Shares. (See "The Distributor")

HOW DO I PURCHASE AND REDEEM SHARES? Purchases and redemptions may be made through the Distributor on days on which both the New York Stock Exchange and the Federal Reserve wire system are open for business ("Business Days"). The minimum initial investment is generally $1,000. A purchase order will be effective if the Distributor receives an order prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time) and the Custodian receives Federal funds before the close of business on the next Business Day. Purchase orders for Shares will be executed at a per Share price equal to the asset value next determined after the purchase order is received and accepted by HighMark. Redemption orders must be placed prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time) on any Business Day for the order to be effective that day. (See "PURCHASE AND REDEMPTION OF SHARES")

HOW ARE DIVIDENDS PAID? Substantially all of the net investment income (exclusive of capital gains) of the Fund is periodically declared and paid as a dividend to Shareholders of record. Any capital gain is distributed at least annually. Distributions are paid in additional shares unless the Shareholder elects to take the payment in cash. (See "DIVIDENDS")

                               TABLE OF CONTENTS

                                                                                          PAGE
                                                                                          ----
Summary.................................................................................     2
International Equity Fund Fee Table.....................................................     4
Fund Description........................................................................     5
Investment Objective....................................................................     5
Investment Policies.....................................................................     5
General.................................................................................     6
  Money Market Instruments..............................................................     6
  Illiquid and Restricted Securities....................................................     7
  Lending of Portfolio Securities.......................................................     7
  Other Investments.....................................................................     7
  Risk Factors..........................................................................     8
Investment Limitations..................................................................     9
  Portfolio Turnover....................................................................    10
Purchase and Redemption of Shares.......................................................    10
Exchange Privileges.....................................................................    12
Dividends...............................................................................    13
Federal Taxation........................................................................    13
Service Arrangements....................................................................    15
  The Advisor...........................................................................    15
  The Sub-Advisor.......................................................................    16
  Administrator.........................................................................    16
  The Transfer Agent....................................................................    17
  Shareholder Service Plan..............................................................    17
  Distributor...........................................................................    17
  Banking Laws..........................................................................    17
  Custodian.............................................................................    18
General Information.....................................................................    18
  Description of HighMark & Its Shares..................................................    18
  Performance Information...............................................................    19
  Miscellaneous.........................................................................    19
Description of Permitted Investments....................................................    20

                      INTERNATIONAL EQUITY FUND FEE TABLE

                                                                                                        INTERNATIONAL
                                                                                                         EQUITY FUND
                                                                                                          FIDUCIARY
                                                                                                           SHARES
                                                                                                        -------------
SHAREHOLDER TRANSACTION EXPENSES(A)
  Maximum Sales Load Imposed on Purchases (as a percentage of offering price).........................         0%
  Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering price)..............         0%
  Deferred Sales Load (as a percentage of original purchase price or redemption proceeds, as
    applicable).......................................................................................         0%
  Redemption Fees (as a percentage of amount redeemed, if applicable)(b)..............................         0%
  Exchange Fee(a).....................................................................................      $   0
ANNUAL OPERATING EXPENSES (as a percentage of net assets)
  Management Fees.....................................................................................      0.95%
  12b-1 Fees..........................................................................................      0.00%
  Other Expenses (after voluntary reduction)(c).......................................................      0.31%
  Total Fund Operating Expenses(d)....................................................................      1.26%
                                                                                                            =====

  EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period.

                                                                         3        5        10
                                                              1 YEAR   YEARS    YEARS     YEARS
                                                              ------   ------   ------   -------
International Equity Fund Fiduciary Shares..................   $ 13     $ 40     $ 69     $ 152

  The purpose of the table above is to assist an investor in the International Equity Fund in understanding the various costs and expenses that a Shareholder will bear directly or indirectly. For a more complete discussion of the Fund's annual operating expenses, see SERVICE ARRANGEMENTS below. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
---------------

(a) Certain entities (including Union Bank of California and its affiliates) making investments in the International Equity Fund on behalf of their customers may charge customers fees for services provided in connection with the investment in, redemption of, and exchange of Shares. (See PURCHASE AND REDEMPTION OF SHARES, EXCHANGE PRIVILEGES, and SERVICE ARRANGEMENTS-- below.)

(b) A wire redemption charge is deducted from the amount of a wire redemption payment made at the request of a Shareholder. (See PURCHASE AND REDEMPTION OF SHARES below.)

(c) OTHER EXPENSES are based on the Fund's estimated expenses for the current fiscal year. Absent voluntary fee waivers, OTHER EXPENSES would be 0.58% for the Fiduciary Shares of the International Equity Fund.

(d) Absent voluntary fee waivers, TOTAL FUND OPERATING EXPENSES would be 1.53% for the Fiduciary Shares of the International Equity Fund.

FUND
DESCRIPTION             HighMark Funds ("HighMark") is an open-end, diversified,
                      registered investment company that currently offers units of beneficial interest ("Shares") in sixteen separate investment portfolios ("Funds"). All of the Funds are advised by Pacific Alliance Capital Management (the "Advisor"), a division of Union Bank of California, N.A. Shareholders may purchase Shares of selected Funds through two separate classes (the "Retail" and "Fiduciary" classes). These classes may have different sales charges and other expenses, which may affect performance. Information regarding HighMark's other Funds and other classes is contained in separate prospectuses that may be obtained from HighMark's Distributor, SEI Financial Services Company, at Oaks, Pennsylvania 19456, or by calling 1-800-433-6884.

                        For information concerning those investors who qualify
                      to purchase Fiduciary Shares, see PURCHASE AND REDEMPTION OF SHARES below. (Fiduciary Shares may be hereinafter referred to as "Shares.")

INVESTMENT
OBJECTIVE               The International Equity Fund seeks to provide long-term
                      capital appreciation by investing primarily in a diversified portfolio of equity securities of non-U.S. issuers.

                        The investment objective and certain of the investment
                      limitations of the International Equity Fund may not be changed without a vote of the holders of a majority of the outstanding Shares of the Fund (as defined under GENERAL INFORMATION--Miscellaneous below). There can be no assurance that the Fund will achieve its investment objective.

INVESTMENT
POLICIES                Under normal market conditions, at least 65% of the
                      Fund's assets will be invested in the following equity securities of non-U.S. issuers: common stocks, securities convertible into common stocks, preferred stocks, warrants and rights to purchase common stock. Under normal market conditions, at least 65% of the Fund's total assets will be invested in securities of issuers organized under the laws of at least five countries other than the United States that are included in the Morgan Stanley Capital International Europe, Australia and Far East Index (the "EAFE Index").(1) Countries may be over- or under-weighted in comparison to the EAFE Index based upon the Advisor's and Sub-Advisors's view of forecasted rates of returns. Regional and individual country weightings, therefore, may vary from the EAFE Index benchmark. The Advisor and Sub-Advisor will select individual securities for the Fund on the basis of their growth opportunities or undervaluation in relation to other securities. The Fund expects its investments to emphasize companies with market capitalizations in excess of $100,000,000.

---------------

    (1)"MSCI-EAFE Index" is a registered service mark of Morgan Stanley Capital International which does not sponsor and is in no way affiliated with the International Equity Fund.

                        The Fund will typically invest in equity securities
                      listed on recognized foreign exchanges, but may also invest up to 15% of its total assets in securities traded in over-the-counter markets. Equity securities of non-U.S. issuers may also be purchased in the form of sponsored or unsponsored American Depositary Receipts ("ADRs") and sponsored or unsponsored European Depositary Receipts ("EDRs").

                        The Fund may enter into forward foreign currency
                      contracts as a hedge against possible variations in foreign exchange rates. A forward foreign currency contract is a commitment to purchase or sell a specified currency at a specified date, at a specified price. The Fund may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought and sold to protect the Fund, to some degree, against a possible loss resulting from an adverse change in the relationship between foreign currencies. The Fund may also invest in options on currencies.

                        The premium paid on options on securities positions will
                      not exceed 10% of the Fund's net assets at the time such options are entered into by the Fund. The aggregate premium paid on all options on stock indices will not exceed 20% of the Fund's total assets.

                        The Fund's remaining assets may be invested in
                      investment grade bonds and debentures issued by non-U.S. or U.S. companies, obligations of supranational entities, securities issued or guaranteed by foreign and U.S. governments, and foreign and U.S. commercial paper. Certain of these instruments may have floating or variable interest rate provisions. In addition, the Fund may invest in securities of issuers whose principal activities are in countries with emerging markets. The Fund defines an emerging market country as any country whose economy and market the World Bank or the United Nations considers to be emerging or developing. The Fund may also purchase shares of closed-end investment companies that invest in the securities of issuers in a single country or region and shares of open-end management investment companies.

GENERAL               Money Market Instruments

                        Under normal market conditions, the International Equity
                      Fund may invest up to 35% of its total assets in money market instruments. When market conditions indicate a temporary "defensive" investment strategy as determined by the Advisor, the Fund may invest more than 35% of its total assets in money market instruments. The Fund will not be pursuing its investment objective to the extent that a substantial portion of its assets are invested in money market instruments.

                      Illiquid and Restricted Securities

                        The International Equity Fund shall limit investment in
                      illiquid securities to 15% or less of its net assets. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. The absence of a trading market can make it difficult to ascertain the market value of illiquid securities. The Fund may purchase restricted securities which have not been registered under the Securities Act of 1933 (e.g., Rule 144A Securities and
                      Section 4(2) commercial paper) subject to policies approved by the Board of Trustees. See INVESTMENT RESTRICTIONS in the Statement of Additional Information.

                      Lending of Portfolio Securities

                        In order to generate additional income, the Fund may
                      lend its portfolio securities to broker-dealers, banks or other institutions. The Fund may lend portfolio securities in an amount representing up to 33 1/3% of the value of the Fund's total assets.

                      Other Investments

                        The Fund may enter into repurchase agreements and
                      reverse repurchase agreements.

                        The International Equity Fund may enter into forward
                      commitments or purchase securities on a "when-issued" basis. The International Equity Fund expects that commitments by it to enter into forward commitments or purchase when-issued securities will not exceed 25% of the value of the Fund's total assets under normal market conditions. The Fund does not intend to purchase when-issued securities or forward commitments for speculative or leveraging purposes but only for the purpose of acquiring portfolio securities.

                        The International Equity Fund may invest up to 5% of its
                      total assets in the shares of any one registered investment company, but may not own more than 3% of the securities of any one registered investment company or invest more than 10% of its assets in the securities of other registered investment companies. In accordance with an exemptive order issued to HighMark by the SEC, such other registered investment company securities may include shares of a money market fund of HighMark, and may include registered investment companies for which the Advisor or Sub-Advisor to a Fund of HighMark, or an affiliate of such Advisor or Sub-Advisor, serves as investment advisor, administrator or distributor. Because other investment companies employ an investment advisor, such investment by a Fund may cause Shareholders to bear duplicative fees. The Advisor will waive its fees attributable to the assets of the investing Fund invested in a money market fund of HighMark, and, to the extent required by applicable law, the Advisor will waive its fees attributable to the assets of the Fund invested in any investment company. Some Funds are subject to additional restrictions on investment in other investment companies. See "INVESTMENT RESTRICTIONS" in the Statement of Additional Information.

                        The Fund may invest in futures and options on futures
                      for the purpose of achieving the Fund's objectives. The Fund may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges or over the counter, as long as the underlying security or securities represented by an index, are permitted investments of the Fund. Such futures contracts may include index contracts and contracts for foreign currencies. The Fund may enter into futures contracts and options on futures only to the extent that its obligations under such contracts or transactions, together with options on securities or indices represent not more than 25% of the Fund's assets.

                        For further information, see "DESCRIPTION OF PERMITTED
                      INVESTMENTS."

                      Risk Factors

                        Since the Fund invests in equity securities, the Fund's
                      Shares will fluctuate in value, and thus may be more suitable for long-term investors who can bear the risk of short-term fluctuations.

                        There may be certain risks connected with investing in
                      foreign securities, including risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, including less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, which reduce yield, and may be less marketable than comparable U.S. securities. The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to Shareholders by the Fund.

                        Forward foreign currency contracts do not eliminate
                      fluctuations in the underlying prices of securities. Rather, they simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency at the same time, they tend to limit any potential gain which might result, should the value of such currency increase.

                        The Fund's investments in emerging markets can be
                      considered speculative, and therefore, may offer higher potential for gains and losses than developed markets of the world. With respect to any emerging country, there is the greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. In addition, it may be difficult to obtain and enforce a judgment in the courts of such countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

                        Securities rated BBB by Standard & Poor's Corporation
                      ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's") are deemed by these ratings services to have some speculative characteristics and adverse economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.


INVESTMENT              The International Equity Fund may not:
LIMITATIONS
                        1) Purchase securities of any one issuer, other than
                      obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, and repurchase agreements involving such securities if, immediately after the purchase, more than 5% of the value of the Fund's total assets would be invested in the issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the issuer's outstanding voting securities (except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations). For purposes of this investment limitation, each foreign governmental issuer is deemed a separate issuer.

                        2) Purchase any securities that would cause more than
                      25% of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. or foreign governments or their agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry);

                        3) Make loans, except that the Fund may purchase or hold
                      debt instruments, lend portfolio securities, and enter into repurchase agreements in accordance with its investment objective and policies.

                        The foregoing percentages will apply at the time of the
                      purchase of a security. The investment limitations listed above are fundamental policies the substance of which may not be changed without a vote of a majority of the outstanding Shares of the Fund. Additional fundamental and non-fundamental investment limitations are set forth in the Statement of Additional Information.

                      Portfolio Turnover

                        The Fund's portfolio turnover rate will not be a factor
                      preventing a sale or purchase when the Advisor believes investment considerations warrant. The Fund's portfolio turnover rate may vary greatly from year to year as well as within a particular year. High portfolio turnover rates generally will result in correspondingly higher brokerage and other transactions costs to the Fund and could involve the realization of capital gains that would be taxable when distributed to Shareholders of the Fund. See FEDERAL TAXATION.

PURCHASE AND
REDEMPTION
OF SHARES               Fiduciary Shares may be purchased at net asset value.
                      Only the following investors qualify to purchase the International Equity Fund's Fiduciary Shares: (i) fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank of California, N.A. or its affiliates; (ii) Select IRA accounts established with The Bank of California, N.A. and invested in any of HighMark's Equity or Income Funds prior to June 20, 1994, which have remained continuously open thereafter and which are not considered to be fiduciary accounts; (iii) Shareholders who currently own Shares of HighMark's Equity or Income Funds that were purchased prior to June 20, 1994 within an account registered in their name with the Funds; and (iv) present and retired directors, officers and employees (and their spouses and children under the age of 21) of Union Bank of California, N.A., HighMark's current or former distributors or their respective affiliated companies who currently own Shares of HighMark Funds which were purchased before April 30, 1997.

                        Purchases and redemptions of Shares of the International
                      Equity Fund may be made on days on which both the New York Stock Exchange and Federal Reserve wire system are open for business ("Business Days"). The minimum initial investment is generally $1,000 and the minimum subsequent investment is generally only $100. For present and retired directors, officers, and employees (and their spouses and children under the age of 21) of Union Bank of California, SEI Financial Services Company and their affiliates, the minimum initial investment is $250 and the minimum subsequent investment is $50. The Fund's initial and subsequent minimum purchase amounts may be waived if purchases are made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans, or 401(k) or similar plans. However, the minimum investment may be waived in the Distributor's discretion. Shareholders may place orders by telephone.

                        Purchase orders will be effective if the Distributor
                      receives an order before 1:00 p.m., Pacific time (4:00 p.m., Eastern time) and the custodian receives Federal funds before the close of business on the next Business Day. The purchase price of Shares of a Fund is the net asset value next determined after a purchase order is received and accepted by HighMark. The net asset value per Share of a Fund is determined by dividing the total market value of a Fund's investments and other assets, less any liabilities, by the total number of outstanding Shares of a Fund. Net asset value per share is determined daily as of 1:00 p.m., Pacific time (4:00 p.m., Eastern time) on any Business Day. Purchases will be made in full and fractional shares of HighMark calculated to three decimal places. HighMark reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of HighMark and/or its Shareholders to accept such order.

                        Shares of the International Equity Fund are offered only
                      to residents of states in which the shares are eligible for purchase.

                        Shareholders who desire to redeem shares of HighMark
                      must place their redemption orders prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time), on any Business Day for the order to be accepted on that Business Day. The redemption price is the net asset value of the Fund next determined after receipt by the Distributor of the redemption order. Payment on redemption will be made as promptly as possible and, in any event, within seven calendar days after the redemption order is received. The Fund reserves the right to make payment for redemptions in securities rather than cash.

                        Neither HighMark's transfer agent nor HighMark will be
                      responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. HighMark and its transfer agent will each employ reasonable procedures to confirm that telephone instructions are genuine. Such procedures may include taping of telephone conversations. If market conditions are extraordinarily active or other extraordinary circumstances exist, and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means.

EXCHANGE
PRIVILEGES              As indicated under GENERAL INFORMATION--Description of
                      HighMark & Its Shares, certain of HighMark's Funds issue two classes of Shares (Retail Shares and Fiduciary Shares); as of the date of this Prospectus, the Distribution Plan and distribution fee payable thereunder are applicable only to such Fund's Retail Shares. A Shareholder's eligibility to exchange into a particular class of Shares will be determined at the time of the exchange. The Shareholder must supply, at the time of the exchange, the necessary information to permit confirmation of qualification.

                        Each Fund's Shares may be exchanged for Shares of the
                      class of the various other Funds of HighMark which the Shareholder qualifies to purchase directly so long as the Shareholder maintains the applicable minimum account balance in each Fund in which he or she owns Shares and satisfies the minimum initial and subsequent purchase amounts of the Fund into which the Shares are exchanged. Shareholders may exchange their Fiduciary Shares for Fiduciary Shares of another Fund on the basis of the relative net asset value of the Fiduciary Shares exchanged. Shareholders may also exchange Fiduciary Shares of a Fund for Retail Shares of another Fund. Under such circumstances, the cost of the acquired Retail Shares will be the net asset value per share plus the appropriate sales load.

                        Exchanges will be made on the basis of the relative net
                      asset values of the Shares exchanged plus any applicable sales charge. Exchanges are subject to the terms and conditions stated herein and the terms and conditions stated in the respective prospectuses of the Funds.

                        Certain entities (including participating organizations
                      and Union Bank of California and its affiliates), however, may charge customers a fee with respect to exchanges made on the customer's behalf. Information about these charges, if any, can be obtained by the entity effecting the exchange and this Prospectus should be read in conjunction with that information.

                        A Shareholder wishing to exchange Shares in the
                      International Equity Fund may do so by contacting the transfer agent at 1-800-433-6884. Exchanges will be effected on any Business Day at the net asset value of the Funds involved in the exchange next determined after the exchange request is received by the transfer agent.

                        An exchange is considered to be a sale of Shares for
                      federal income tax purposes on which a Shareholder may realize a capital gain or loss. Exchange privileges may be exercised only in those states where Shares of such other Funds of HighMark may legally be sold. HighMark may materially amend or terminate the exchange privileges described herein upon sixty days' notice.

DIVIDENDS               Substantially all of the net investment income
                      (exclusive of capital gains) of the Fund is periodically declared and paid as a dividend to Shareholders of record. Currently, capital gains of the Fund, if any, will be distributed at least annually.

                        Shareholders will automatically receive all income
                      dividends and capital gains distributions in additional full and fractional Shares of the Fund at net asset value as of the date of declaration (which is also the ex-dividend date), unless the Shareholder elects to receive such dividends or distributions in cash. Shareholders wishing to receive their dividends in cash (or wishing to revoke a previously made election) must notify the transfer agent at P.O. Box 8416, Boston, MA 02266-8416, and such election (or revocation thereof) will become effective with respect to dividends and distributions having record dates after notice has been received. Dividends paid in additional Shares receive the same tax treatment as dividends paid in cash.

FEDERAL
TAXATION                The International Equity Fund intends to qualify for
                      treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and to distribute substantially all of its net investment income and net realized capital gains so that the Fund is not required to pay federal taxes on these amounts.

                        Distributions of ordinary income and/or an excess of net
                      short-term capital gain over net long-term capital loss are treated for federal income tax purposes as ordinary income to Shareholders. The 70 percent dividends received deduction for corporations generally will apply to these distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction when received by the Fund if the Fund were a regular corporation, and to the extent designated by the Fund as so qualifying. Distributions by the Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to Shareholders as long-term capital gain in the year with respect to which it is received, regardless of how long the Shareholder has held Shares of the Fund. Such distributions are not eligible for the dividends received deduction. If a Shareholder disposes of Shares in the Fund at a loss before holding such Shares for longer than six months, such loss will be treated as a long-term capital loss to the extent the Shareholder has received long-term capital gain dividends on the Shares.

                        Prior to purchasing Shares of the International Equity
                      Fund, the impact of dividends or capital gain distributions that are expected to be declared or have been declared, but not paid, should be carefully considered. Dividends or capital gain distributions received after a purchase of Shares are subject to federal income taxes, although in some circumstances, the dividends or distributions may be, as an economic matter, a return of capital to the Shareholder. A Shareholder should consult his or her advisor for specific advice about the tax consequences to the Shareholder of investing in the Fund.

                        Fund investments in foreign securities may be subject to
                      withholding taxes at the source on dividend or interest payments. In that case, the Fund's yield on those securities would be decreased. If at the end of the Fund's fiscal year more than 50% of the value of its total assets represents securities of foreign corporations, the Fund intends to make an election permitted by the Internal Revenue Code to treat any foreign taxes paid by it as paid by its Shareholders. In this case, Shareholders who are U.S. citizens, U.S. corporations and, in some cases, U.S. residents generally will be required to include in U.S. taxable income their pro rata share of such taxes, but may then generally be entitled to claim a foreign tax credit or deduction (but not both) for their share of such taxes.

                        Fund transactions in foreign currencies and hedging
                      activities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in value of the foreign currency concerned. In addition, such activities will likely produce a difference between book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for tax purposes.

                        Investment in an entity that qualifies as a "passive
                      foreign investment company" under the Code could subject the Fund to a U.S. federal income tax or other charge on certain "excess distributions" received with respect to the investment, and on the proceeds from disposition of the investment.

                        Additional information regarding federal taxes is
                      contained in the Statement of Additional Information. However, the foregoing and the material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting the Fund and its Shareholders. In addition, the foregoing discussion and the federal tax information in the Statement of Additional Information are based on tax laws and regulations which are in effect as of the date of this Prospectus; these laws and regulations may subsequently change, and such changes could be retroactive.

                        Shareholders will be advised at least annually as to the
                      federal income tax status of distributions made during the year.

SERVICE
ARRANGEMENTS          The Advisor

                        Pacific Alliance Capital Management, a division of Union
                      Bank of California, N.A., serves as the International Equity Fund's investment advisor. Subject to the general supervision of HighMark's Board of Trustees, the Advisor manages the Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of the Fund's investment securities, and maintains the Fund's records relating to such purchases and sales.

                        For the expenses assumed and services provided by the
                      Advisor as the Fund's investment advisor, Union Bank of California receives a fee from the International Equity Fund, computed daily and paid monthly, at the annual rate of ninety-five one-hundredths of one percent (.95%) of the Fund's average daily net assets. This fee may be higher than the advisory fee paid by most mutual funds, although the Board of Trustees believes it will be comparable to advisory fees paid by many funds having similar objectives and policies. Union Bank of California may from time to time agree to voluntarily reduce its advisory fee, however, it is not currently doing so. While there can be no assurance that Union Bank of California will choose to make such an agreement, any voluntary reductions in Union Bank of California's advisory fee will lower the Fund's expenses, and thus increase the Fund's yield and total return, during the period such voluntary reductions are in effect.

                        On April 1, 1996, the Bank of California, N.A.,
                      HighMark's then investment advisor, combined with Union Bank and the resulting bank changed its name to Union Bank of California, N.A. At the same time, the banks' investment management divisions were combined. Each of Union Bank and The Bank of California, N.A. (or their predecessor banks) has been in banking since the early 1900's and, historically, each has had significant investment functions within its trust and investment division. UnionBanCal Corporation, the parent of Union Bank of California, N.A., is a publicly held corporation, but is principally held by The Bank of Tokyo-Mitsubishi, Ltd. As of September 30, 1996, Union Bank of California and its subsidiaries had approximately $28.7 billion in commercial assets. Pacific Alliance Capital Management is a division of Union Bank of California's Trust and Investment Management Group which, as of June 30 1996, had approximately $13.4 billion of assets under management. The Advisor, with a team of approximately 45 stock and bond research analysts, portfolio managers and traders, has been providing investment management services to individuals, institutions and large corporations since 1917.

                      The Sub-Advisor

                        The Advisor and Tokyo-Mitsubishi Asset Management
                      (U.K.), Ltd. (the "Sub-Advisor"), have entered into an investment subadvisory agreement relating to the Fund (the "Investment Sub-Advisory Agreement"). Under the Investment Sub-Advisory Agreement, the Sub-Advisor makes the day-to-day investment decisions for the assets of the Fund, subject to the supervision of, and policies established by, the Advisor and the Trustees of HighMark. HighMark's Shares are not sponsored, endorsed or guaranteed by and do not constitute obligations or deposits of the Sub-Advisor and are not guaranteed by the FDIC or any other governmental agency.

                        Tokyo-Mitsubishi Asset Management (U.K.), Ltd., 12-15
                      Finsbury Circus, London EC2 M7BT operates as a subsidiary of The Bank of Tokyo-Mitsubishi, Ltd. Established in 1989, the Sub-Advisor provides active global investment services for segregated funds and specialist fund management.

                        Prior to February 1995 the Sub-Advisor had not
                      previously served as the investment advisor to mutual funds. As of April 1, 1996 Tokyo-Mitsubishi Asset Management (U.K.), Ltd., managed assets of $2.2 billion in individual portfolios and collective funds.

                        The Sub-Advisor is entitled to a fee, which is
                      calculated daily and paid monthly out of the Advisor's fee, at an annual rate of .30% of the average daily net assets of the Fund.

                        Andrew Richmond has served as portfolio manager of the
                      Fund since its inception. Mr. Richmond has been with the SubAdvisor and its predecessor, Bank of Tokyo Asset Management (U.K.), Ltd., since 1990, and has served as senior equity investment manager since June, 1992.

                      Administrator

                        SEI Fund Resources (the "Administrator") and HighMark
                      are parties to an administration agreement (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator provides HighMark with certain management services, including all necessary office space, equipment, personnel, and facilities.

                        The Administrator is entitled to a fee, which is
                      calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of the Funds. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of a Fund's Fiduciary Shares. Any such waiver is voluntary and may be terminated at any time in the Administrator's sole discretion. Currently, the Administrator has agreed to waive its fee to the rate of .18% of the average daily net assets of the Funds.

                        Pursuant to a separate agreement with the Administrator,
                      Union Bank of California, N.A. performs sub-administration services on behalf of the Fund, for which it receives a fee paid by the Administrator at the annual rate of up to 0.05% of the average daily net assets of the Fund. Union Bank of California has voluntarily agreed to reduce this fee to 0.03%, but reserves the right to terminate its waiver at any time in its sole discretion. A description of the services performed by Union Bank of California pursuant to this Agreement is contained in the Statement of Additional Information.

                      The Transfer Agent

                        State Street Bank and Trust Company serves as the
                      transfer agent, dividend disbursing agent, and as a shareholder servicing agent for the Fiduciary Shares of HighMark, for which services it receives a fee.

                      Shareholder Service Plan

                        To support the provision of Shareholder services to both
                      classes of Shares, HighMark has adopted a Shareholder Service Plan. A description of the services performed by service providers pursuant to the Shareholder Service Plan is contained in the Statement of Additional Information. In consideration of services provided by any service provider, which may include Union Bank of California, N.A., Bank of Tokyo-Mitsubishi, Ltd., or their respective affiliates, the Fund may pay a fee at the rate of up to 0.25% of its average daily net assets to such service provider. The service provider may waive such fees at any time. Any such waiver is voluntary and may be terminated at any time. Currently, such fees are being waived to the rate of 0.00% of average daily net assets.

                      Distributor

                        SEI Financial Services Company (the "Distributor") and
                      HighMark are parties to a distribution agreement ("Distribution Agreement"). The Distribution Agreement is renewable annually and may be terminated by the Distributor, by a majority vote of the Disinterested Trustees or by a majority vote of the outstanding securities of HighMark upon not more than 60 days written notice by either party, or upon assignment by the Distributor. Fiduciary Shares are not subject to HighMark's Distribution Plan or a distribution fee.

                      Banking Laws

                        Union Bank of California believes that it may perform
                      the services for the Fund contemplated by its investment advisory agreement with HighMark without a violation of applicable banking laws and regulations. Union Bank of California also believes that it may perform sub-administration and sub-accounting services on behalf of the Fund without a violation of applicable banking laws and regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could change the manner in which Union Bank of California or the Advisor could continue to perform such services for the Fund. For a further discussion of applicable banking laws and regulations, see the Statement of Additional Information.

                      Custodian

                        Union Bank of California also serves as the custodian
                      and as a shareholder servicing agent for the International Equity Fund. The custodian holds cash, securities and other assets of HighMark as required by the 1940 Act.

                        Services performed by Union Bank of California, as the
                      Fund's shareholder servicing agent and custodian, as well as the basis of remuneration for such services, are described in the Statement of Additional Information.

GENERAL
INFORMATION           Description of HighMark & Its Shares

                        HighMark was organized as a Massachusetts business trust
                      on March 10, 1987, and consists of sixteen series of Shares open for investment representing units of beneficial interest in HighMark's Growth Fund, Income Equity Fund, Balanced Fund, Value Momentum Fund, Blue Chip Growth Fund, Emerging Growth Fund, International Equity Fund, Bond Fund, Intermediate-Term Bond Fund, Government Securities Fund, Convertible Securities Fund, California Intermediate Tax-Free Bond Fund, Diversified Money Market Fund, U.S. Government Obligations Money Market Fund, 100% U.S. Treasury Obligations Money Market Fund, and California Tax-Free Money Market Fund. As of the date hereof, no Shares of the Value Momentum Fund, the Blue Chip Growth Fund, the Emerging Growth Fund, the International Equity Fund, the Intermediate-Term Bond Fund, the Convertible Securities Fund, the Government Securities Fund and the California Intermediate Tax-Free Bond Fund had been offered for sale in HighMark. Shares of each Fund are freely transferable, are entitled to distributions from the assets of the Fund as declared by the Board of Trustees, and, if HighMark were liquidated, would receive a pro rata share of the net assets attributable to that Fund. Shares are without par value.

                        As noted above, pursuant to a Multiple Class Plan on
                      file with the Securities and Exchange Commission permitting the issuance and sale of two classes of Shares in selected Funds, Shares of such Funds have been divided into two classes, designated Retail Shares and Fiduciary Shares. For information regarding the Retail Shares, interested persons may contact the Distributor at 1-800-433-6884.

                      Performance Information

                        From time to time, HighMark may advertise the aggregate
                      total return, average annual total return, yield and distribution rate with respect to the Fiduciary Shares of the International Equity Fund.

                        The aggregate total return and average annual total
                      return of the Fund may be quoted for the life of the Fund and for ten-year, five-year, three-year, and one-year periods, in each case through the most recent calendar quarter. Aggregate total return is determined by calculating the change in the value of a hypothetical $1,000 investment in the Fund over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The ending redeemable value includes dividends and capital gain distributions reinvested at net asset value. Average annual total return is calculated by annualizing the Fund's aggregate total return over the relevant number of years. The resulting percentage indicates the average positive or negative investment results that an investor in the Fund would have experienced on an annual basis from changes in Share price and reinvestment of dividends and capital gain distributions.

                        The yield of the Fund is determined by annualizing the
                      net investment income per Share of the Fund during a specified thirty-day period and dividing that amount by the per Share public offering price of the Fund on the last day of the period.

                        The distribution rate of the Fund is determined by
                      dividing the income and capital gains distributions, or where indicated the income distributions alone, on a Share of the Fund over a twelve-month period by the per Share public offering price of the Fund on the last day of the period.

                        Each Fund may periodically compare its performance to
                      the performance of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical); financial and business publications and periodicals; broad groups of comparable mutual funds; unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs, or other investment alternatives. Certain Funds may advertise performance that includes results from periods in which the Fund's assets were managed in a non-registered predecessor vehicle.

                        All performance information presented for the Fund is
                      based on past performance and does not predict future performance.

                      Miscellaneous

                        Shareholders will be sent unaudited semi-annual reports
                      and annual reports audited by independent public accountants.

                        Shareholders are entitled to one vote for each Share
                      held in a Fund as determined on the record date for any action requiring a vote by the Shareholders, and a proportionate fractional vote for each fractional Share held. Shareholders of HighMark will vote in the aggregate and not by series or class except (i) as otherwise expressly required by law or when HighMark's Board of Trustees determines that the matter to be voted upon affects only the interests of the Shareholders of a particular series or particular class, and (ii) only Retail Shares will be entitled to vote on matters submitted to a Shareholder vote relating to the Distribution Plan. HighMark is not required to hold regular annual meetings of Shareholders, but may hold special meetings from time to time.

                        HighMark's Trustees are elected by Shareholders, except
                      that vacancies may be filled by vote of the Board of Trustees. Trustees may be removed by the Board of Trustees, or by Shareholders at a meeting called for such purpose. For information about how Shareholders may call such a meeting and communicate with other Shareholders for that purpose, see ADDITIONAL INFORMATION--Miscellaneous in the Statement of Additional Information. Inquiries may be directed in writing to SEI Financial Services Company, Oaks, Pennsylvania 19456, or by calling toll free 1-800-433-6884.

DESCRIPTION OF
PERMITTED
INVESTMENTS             The following is a description of permitted investments
                      for the HighMark International Equity Fund.

                        AMERICAN DEPOSITARY RECEIPTS (ADRs) and EUROPEAN
                      DEPOSITARY RECEIPTS ("EDRs")--Receipts, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs'), are receipts, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

                        ASSET-BACKED SECURITIES (NON-MORTGAGE)--Instruments
                      secured by company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. The purchase of non-mortgage assetbacked securities raises risk considerations peculiar to the financing of the instruments underlying such securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities.

                        Like mortgages underlying mortgage-backed securities,
                      underlying automobile sales contracts or credit card receivables are subject to substantial prepayment risk, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary as much in response to changes in interest rates and the short-term nature of the underlying car loans or other receivables tend to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with their investment objectives and policies, the Fund may invest in other asset-backed securities that may be developed in the future.

                        BANKERS' ACCEPTANCES--Bills of exchange or time drafts
                      drawn on and accepted by commercial banks. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

                        CERTIFICATES OF DEPOSIT--Negotiable interest-bearing
                      instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

                        COMMERCIAL PAPER--Unsecured short-term promissory notes
                      issued by corporations and other entities. Maturities on these issues vary from a few days to nine months. Purchase of such instruments involves a risk of default by the issuer.

                        CONVERTIBLE BONDS AND CONVERTIBLE PREFERRED STOCK--
                      Convertible Bonds are bonds convertible into a set number of shares of another form of security (usually common stock) at a prestated price. Convertible bonds have characteristics similar to both fixed-income and equity securities. Convertible preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Convertible preferred stock is preferred stock exchangeable for a given number of common stock shares, and has characteristics similar to both fixed-income and equity securities. Because of the conversion feature, the market value of convertible bonds and convertible preferred stock tend to move together with the market value of the underlying stock. As a result, a Fund's selection of convertible bonds and convertible preferred stock is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible bonds and convertible preferred stock is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

                        DERIVATIVES--Instruments whose value is derived from an
                      underlying contract, index or security, or any combination thereof, including futures, options (e.g., puts and calls), options on futures, swap agreements, and some mortgage-backed securities (CMOs, REMICs, IOs and POs). See elsewhere in this "DESCRIPTION OF PERMITTED INVESTMENTS" for discussions of these various instruments, and see "INVESTMENT OBJECTIVES" and "INVESTMENT POLICIES" for more information about any policies and limitations applicable to their use.

                        FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may conduct
                      its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward currency contracts to protect against uncertainty in the level of future exchange rates between particular currencies or between foreign currencies in which the Fund's securities are or may be denominated. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. Under normal circumstances, consideration of the prospect for changes in currency exchanges rates will be incorporated into the Fund's long-term investment strategies. However, the Advisor and Sub-Advisor believe that it is important to have the flexibility to enter into forward currency contracts when it determines that the best interests of the Fund will be served.

                        When the Advisor and Sub-Advisor believe that the
                      currency of a particular country may suffer a significant decline against another currency, the Fund may enter into a currency contract to sell, for the appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.

                        At the maturity of a forward contract, the Fund may
                      either sell a fund security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligations to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase on the same maturity date, the same amount of the foreign currency. The Fund may realize a gain or loss from currency transactions.

                        FUTURES AND OPTIONS ON FUTURES--Some futures strategies,
                      including selling futures, buying puts and writing calls, reduce a Fund's exposure to price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. Futures and options may be combined with each other in order to adjust the risk and return characteristics of the overall portfolio.

                        Options and futures can be volatile instruments, and
                      involve certain risks that, if applied at an inappropriate time, could negatively impact a Fund's return.

                        INVESTMENT GRADE BONDS--Interest-bearing or discounted
                      government or corporate securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. Investment grade bonds are those rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other NRSROs, or, if not rated, determined to be of comparable quality by the Advisor.

                        MONEY MARKET INSTRUMENTS--Short-term, debt instruments
                      or deposits and may include, for example, (i) commercial paper rated within the highest rating category by a NRSRO at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality; (ii) obligations (certificates of deposit, time deposits, bank master notes, and bankers' acceptances) of thrift institutions, savings and loans, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements at the time of investment;
                      (iii) short-term corporate obligations rated within the three highest rating categories by a NRSRO (e.g., at least A by S&P or A by Moody's) at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality; (iv) general obligations issued by the U.S. Government and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration); (v) receipts, including TRs, TIGRs and CATS; (vi) repurchase agreements involving such obligations; (vii) loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Fund may invest; (viii) money market funds and (ix) foreign commercial paper.

                        Certain of the obligations in which a Fund may invest
                      may be variable or floating rate instruments, may involve conditional or unconditional demand features and may include variable amount master demand notes.

                        OBLIGATIONS OF SUPRANATIONAL ENTITIES--Obligations of
                      supranational entities are established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

                        OPTIONS--Under a call option, the purchaser of the
                      option has the right to purchase, and the writer (the
                      Fund) the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to purchase, the underlying security at the exercise price during the option period.

                        In addition, certain Funds may buy options on stock
                      indices to invest cash on an interim basis. Such options will be listed on a national securities exchange. In order to close out an option position, a Fund may enter into a "closing purchase transaction"--the purchase of an option on the same security with the same exercise price and expiration date as the option contract previously written on any particular security. When the security is sold, a Fund effects a closing purchase transaction so as to close out any existing option on that security.

                        There are risks associated with such investments
                      including the following: (1) the success of a hedging strategy may depend on the ability of the Advisor or Sub-Advisor to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of securities held by a Fund and the price of options; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

                        OPTIONS ON CURRENCIES--The Fund may purchase options and
                      write covered call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Fund's exposure to changes in dollar exchange rates. Call options on foreign currency written by the Fund will be "covered" which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by the Fund, the Fund will establish a segregated account with its Custodian consisting of cash, U.S. government securities or other liquid high grade debt securities in an amount of equal to the amount the Fund would be required to pay upon exercise of the put.

                        RECEIPTS--Interests in separately traded interest and
                      principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of such receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TR's"), "Treasury Investment Growth Receipts" ("TIGR's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TR's, TIGR's and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying securities. See also "FEDERAL TAXATION."

                        REPURCHASE AGREEMENTS--Agreements whereby a Fund will
                      acquire securities from approved financial institutions or registered broker-dealers that agree to repurchase the securities at a mutually agreed-upon date and price. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value equal to 102% of the resale price stated in the agreement. Repurchase agreements involving government securities are not subject to a Fund's fundamental investment limitation on purchasing securities of any one issuer. If the seller defaults on its repurchase obligation or becomes insolvent, the Fund holding such obligations would suffer a loss to the extent that either the proceeds from a sale of the underlying portfolio securities were less than the repurchase price or the Fund's disposition of the securities was delayed pending court action. Securities subject to repurchase agreements will be held by a qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the "1940 Act").

                        REVERSE REPURCHASE AGREEMENTS--A Fund may borrow funds
                      for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund's investment objective and fundamental investment restrictions; as a matter of non-fundamental policy, each Fund intends to limit such investments to no more than 10% of the value of its total assets. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high-quality debt securities consistent with the Fund's investment objective having a value equal to 102% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

                        RULE 144A SECURITIES--Rule 144A Securities are
                      securities that have not been registered under the Securities Act of 1933, but which may be traded between certain qualified institutional investors, including investment companies. The absence of a secondary market may affect the value of the Rule 144A Securities. The Board of Trustees of HighMark has established guidelines and procedures to be utilized to determine the liquidity of such securities.

                        SECURITIES ISSUED ON A FORWARD COMMITMENT BASIS OR
                      WHEN-ISSUED SECURITIES--Securities purchased for delivery beyond the normal settlement date at a stated price and yield and which thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. When a Fund agrees to purchase when-issued securities or enter into forward commitments, HighMark's custodian will be instructed to set aside cash or liquid portfolio securities equal to the amount of the commitment in a segregated account. A Fund will generally not pay for such securities and no income will accrue on the securities until they are received. These securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Therefore, the purchase of securities on a "when-issued" basis or forward commitments may increase the risk of fluctuations in a Fund's net asset value.

                        SECURITIES LENDING--During the time portfolio securities
                      are on loan from a Fund, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by the Fund or the borrower at any time and, while a Fund will generally not have the right to vote securities on loan, it will terminate the loan and regain the right to vote if that is considered important with respect to the investment. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, a Fund will receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the lending agent, with oversight by the Advisor, and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund.

                        SECURITIES SUBJECT TO A PUT FEATURE--A "put" feature
                      permits a Fund to sell a fixed income security at a fixed price prior to maturity. The underlying fixed income securities subject to a put may be sold at any time at the market rates. However, unless the put was an integral part of the fixed income security as originally issued, it may not be marketable or assignable. Generally, a premium is paid for a put feature or a put feature is purchased separately which results in a lower yield than would otherwise be available for the same fixed income securities.

                        STANDARD & POOR'S DEPOSITARY RECEIPTS (SPDRs)--SPDRs are
                      interests in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that constitutes the S&P 500 Index. For further information regarding SPDRs, see the Statement of Additional Information.

                        TIME DEPOSITS--Non-negotiable receipts issued by U.S. or
                      foreign banks in exchange for the deposit of funds. Like certificates of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

                        U.S. GOVERNMENT AGENCY SECURITIES--Certain Federal
                      agencies have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the U.S. Treasury. The issues of other agencies are supported only by the credit of the instrumentality (e.g., FNMA securities).

                        U.S. TREASURY OBLIGATIONS--Bills, notes, and bonds
                      issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations known as Separately Traded Registered Interest and Principal Securities ("STRIPS") that are transferable through the Federal book-entry system.

                        U.S. Government Securities generally do not involve the
                      credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from otherwise comparable corporate fixed-income securities.

                      Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will in many cases not affect interest income on existing portfolio securities, but will be reflected in the Fund's net asset value. Because the magnitude of these fluctuations will generally be greater at times when a Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer-term securities.

                        VARIABLE AND FLOATING RATE INSTRUMENTS--Obligations that
                      may carry variable or floating rates of interest, may involve conditional or unconditional demand features and may include variable amount master demand notes. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

                        WARRANTS--Securities that entitle the holder to buy a
                      proportionate amount of common stock at a specified price for a limited or unlimited period of time. Warrants are often freely transferable and are traded on major stock exchanges.

                        YANKEE BONDS--Dollar denominated securities issued by
                      foreign-domiciled issuers that obligate the issuer to pay the bondholder a specified sum of money, usually semiannually, and to repay the principal amount of the loan at maturity. Sovereign bonds are bonds issued by the governments of foreign countries. Supranational bonds are those issued by supranational entities, such as the World Bank and European Investment Bank. Canadian bonds are bonds issued by Canadian provinces.

                        ZERO-COUPON OBLIGATIONS--Non-income producing securities
                      evidencing ownership of future interest and principal payments on bonds. These obligations pay no current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price.

                        For federal income tax purposes, the difference between
                      the par value and the original issue price (original issue discount) is included in the income of a holder of a zero-coupon obligation over the term of the obligation even though the interest is not paid until maturity. The amount included in income is determined under a constant interest rate method. In addition, if an obligation is purchased subsequent to its original issue, a holder such as the Income Funds may elect to include market discount in income currently on a ratable accrual method or a constant interest rate method. Market discount is the difference between the obligation's "adjusted issue price" (the original issue price plus original issue discount accrued to date) and the holder's purchase price. If no such election is made, gain on the disposition of a market discount obligation is treated as ordinary income (rather than capital gain) to the extent it does not exceed the accrued market discount.

                        Zero-coupon obligations have greater price volatility
                      than other fixed-income obligations of similar maturity and such obligations will be purchased when the yield spread, in light of the obligation's duration, is considered advantageous.

                       HighMark INTERNATIONAL EQUITY FUND
                            INVESTMENT PORTFOLIO OF
                                 HighMark FUNDS
                   For further information (including current
                  yield, purchase and redemption information),
                             call 1-(800) 433-6884

INVESTMENT ADVISOR
Pacific Alliance Capital Management,
a division of Union Bank of California, N.A.
475 Sansome Street
Post Office Box 45000
San Francisco, CA 94104

SUB-ADVISOR
Tokyo-Mitsubishi Asset Management (U.K.), Ltd.
12-15 Finsbury Circus
London EC2 M7BT

CUSTODIAN
Union Bank of California, N.A.
475 Sansome Street
Post Office Box 45000
San Francisco, CA 94104

ADMINISTRATOR & DISTRIBUTOR
SEI Fund Resources and
SEI Financial Services Company
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Ropes & Gray
One Franklin Square
1301 K Street, N.W., Suite 800 East
Washington, D.C. 20005

AUDITORS
Deloitte & Touche LLP
1700 Courthouse Plaza Northeast
Dayton, OH 45402

     INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                             SUBJECT TO COMPLETION

                                 HIGHMARK FUNDS

                          CONVERTIBLE SECURITIES FUND

  HighMark Funds ("HighMark") is an open-end, diversified, registered investment company that offers a convenient means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to HighMark's Convertible Securities Fund.

                                FIDUCIARY SHARES

  HighMark's Fiduciary Shares are offered to the following investors: (i) fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank of California, N.A. or its affiliates; (ii) SelectIRA accounts established with The Bank of California, N.A. and invested in any of HighMark's Equity or Fixed Income Funds prior to June 20, 1994, which have remained continuously open thereafter and which are not considered to be fiduciary accounts; (iii) Shareholders who currently own Shares of HighMark's Equity or Fixed Income Funds that were purchased prior to June 20, 1994 within an account registered in their name with the Funds; and (iv) present and retired directors, officers and employees (and their spouses and children under the age of 21) of Union Bank of California, N.A., HighMark's current or former distributors or their respective affiliated companies who currently own Shares of HighMark Funds which were purchased before April 30, 1997.

  This Prospectus sets forth concisely the information about HighMark and the Convertible Securities Fund that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated the same date as this Prospectus has been filed with the Securities and Exchange Commission and is available without charge by writing the Distributor, SEI Financial Services Company, Oaks, Pennsylvania 19456, or by calling 1-800-433-6884. The Statement of Additional Information is incorporated into this Prospectus by reference. This Prospectus relates only to the Fiduciary Shares of the Convertible Securities Fund. Interested persons who wish to obtain a prospectus for the other Funds of HighMark may contact the Distributor at the above address and telephone number.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

HIGHMARK'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING UNION BANK OF CALIFORNIA, N.A., BANK OF
TOKYO-MITSUBISHI, LIMITED OR ANY OF THEIR AFFILIATES OR CORRESPONDENTS. HIGHMARK'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN HIGHMARK INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

February 26, 1997
Fiduciary Shares

                                    SUMMARY

HIGHMARK FUNDS ("HIGHMARK") is an open-end, diversified, registered investment company providing a convenient way to invest in professionally managed portfolios of securities. The following provides basic information about the Fiduciary Shares of the HighMark Convertible Securities Fund (the "Convertible Securities Fund" or the "Fund"). This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in the Prospectus and in the Statement of Additional Information.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund seeks a high level of current income and capital appreciation by investing in convertible securities. (See "INVESTMENT OBJECTIVE")

WHAT ARE THE FUND'S PERMITTED INVESTMENTS? The Fund invests primarily in convertible securities, including bonds, debentures, notes and preferred stocks convertible into common stock. (See "INVESTMENT POLICIES")

WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE FUND? The investment policies of the Fund entail certain risks and considerations of which an investor should be aware. The market value of the Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The Fund may invest up to 35% of its assets in convertible bonds rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P") and as low as Caa by Moody's or CCC by S&P, which are lower-quality, higher-yielding, high-risk debt securities. (See "Risk Factors")

ARE MY INVESTMENTS INSURED? HighMark's Shares are not federally insured by the FDIC or any other government agency. Any guarantee by the U.S. Government, its agencies or any instrumentalities of the securities in which any Fund invests guarantees only the payment of principal and interest on the guaranteed security, and does not guarantee the total return or value of the security or total return or value of Shares of that Fund.

WHO IS THE ADVISOR? Pacific Alliance Capital Management, a division of Union Bank of California, N.A., serves as the Advisor to HighMark. (See "The Advisor")

WHO IS THE SUB-ADVISOR? Bank of Tokyo-Mitsubishi Trust Company serves as the Sub-Advisor to the Convertible Securities Fund. (See "The Sub-Advisor")

WHO IS THE ADMINISTRATOR? SEI Fund Resources serves as the Administrator of HighMark. (See "The Administrator")

WHO IS THE CUSTODIAN? Union Bank of California, N.A., (the "Bank") serves as the custodian of HighMark's assets. (See "The Custodian")

WHO IS THE DISTRIBUTOR? SEI Financial Services Company acts as distributor of HighMark's Shares. (See "The Distributor")

HOW DO I PURCHASE AND REDEEM SHARES? Purchases and redemptions may be made through the Distributor on days on which both the New York Stock Exchange and the Federal Reserve wire system are open for business ("Business Days"). The minimum initial investment is generally $1,000. A purchase order will be effective if the Distributor receives an order prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time). Purchase orders for Shares will be executed at a per Share price equal to the asset value next determined after the purchase order is effective. Redemption orders must be placed prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time) on any Business Day for the order to be effective that day. (See "PURCHASE AND REDEMPTION OF SHARES")

HOW ARE DIVIDENDS PAID? Substantially all of the net investment income (exclusive of capital gains) of the Fund is distributed in the form of monthly dividends to Shareholders of record. Any capital gain is distributed at least annually. Distributions are paid in additional Shares unless the Shareholder elects to take the payment in cash. (See "DIVIDENDS")

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
Summary................................................................................   2
Convertible Securities Fund Fee Table..................................................   4
Fund Description.......................................................................   5
Investment Objective...................................................................   5
Investment Policies....................................................................   5
General................................................................................   6
 Money Market Instruments..............................................................   6
 Illiquid and Restricted Securities....................................................   6
 Lending of Portfolio Securities.......................................................   7
 Other Investments.....................................................................   7
 Risk Factors..........................................................................   8
 Risks Associated with Convertible Securities..........................................   9
Investment Limitations.................................................................   9
 Portfolio Turnover....................................................................  10
Purchase and Redemption of Shares......................................................  10
Exchange Privileges....................................................................  12
Dividends..............................................................................  13
Federal Taxation.......................................................................  13
Service Arrangements...................................................................  14
 The Advisor...........................................................................  14
 The Sub-Advisor.......................................................................  15
 Administrator.........................................................................  16
 The Transfer Agent....................................................................  17
 Shareholder Service Plan..............................................................  17
 Distributor...........................................................................  17
 Banking Laws..........................................................................  17
 Custodian.............................................................................  18
General Information....................................................................  18
  Description of Highmark & Its Shares.................................................  18
  Performance Information..............................................................  18
  Miscellaneous........................................................................  19
Description of Permitted Investments...................................................  20

                     CONVERTIBLE SECURITIES FUND FEE TABLE

                                                                                                       CONVERTIBLE
                                                                                                     SECURITIES FUND
                                                                                                        FIDUCIARY
                                                                                                         SHARES
                                                                                                     ---------------
SHAREHOLDER TRANSACTION EXPENSES(A)
  Maximum Sales Load Imposed on Purchases (as a percentage of offering price)......................       0.00%
  Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering price)...........          0%
  Deferred Sales Load (as a percentage of original purchase price or redemption proceeds, as                 0%
    applicable)....................................................................................
  Redemption Fees (as a percentage of amount redeemed, if applicable)(b)...........................          0%
  Exchange Fee(a)..................................................................................       $   0
ANNUAL OPERATING EXPENSES (as a percentage of net assets)
  Management Fees (after voluntary reduction)(c)...................................................       0.59%
  12b-1 Fees.......................................................................................       0.00%
  Other Expenses (after voluntary reduction)(d)....................................................       0.26%
                                                                                                            ---
  Total Fund Operating Expenses (after voluntary reduction)(e).....................................       0.85%
                                                                                                     ==============

  EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period.

                                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                 ------   -------   -------   --------
Convertible Securities Fund Fiduciary Shares....................   $9       $27       $47       $105

  The purpose of the tables above is to assist an investor in the Convertible Securities Fund in understanding the various costs and expenses that a Shareholder will bear directly or indirectly. For a more complete discussion of the Fund's annual operating expenses, see SERVICE ARRANGEMENTS below. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
---------

(a) Certain entities (including Union Bank of California and its affiliates) making investments in the Convertible Securities Fund on behalf of their customers may charge customers fees for services provided in connection with the investment in, redemption of, and exchange of Shares. (See PURCHASE AND REDEMPTION OF SHARES, EXCHANGE PRIVILEGES, and SERVICE ARRANGEMENTS below)

(b) A wire redemption charge is deducted from the amount of a wire redemption payment made at the request of a Shareholder.

(c) Absent voluntary fee waivers, MANAGEMENT FEES would be .60% for the Fiduciary Shares of the Convertible Securities Fund.

(d) OTHER EXPENSES for the Convertible Securities Fund are based on the Fund's estimated expenses for the current fiscal year. Absent voluntary fee waivers, OTHER EXPENSES would be .53% for the Fiduciary Shares of the Convertible Securities Fund.

(e) Absent voluntary fee waivers, TOTAL FUND OPERATING EXPENSES would be: 1.13% for the Fiduciary Shares of the Convertible Securities Fund.

FUND
DESCRIPTION             HighMark Funds ("HighMark") is an open-end, diversified,
                      registered investment company that currently offers units of beneficial interest ("Shares") in sixteen separate investment portfolios ("Funds"). All of the Funds are advised by Pacific Alliance Capital Management (the "Advisor"), a division of Union Bank of California, N.A. Shareholders may purchase Shares of selected Funds through two separate classes (the "Retail" and "Fiduciary" classes). These classes may have different sales charges and other expenses, which may affect performance. Information regarding HighMark's other Funds and other classes is contained in separate prospectuses that may be obtained from HighMark's Distributor, SEI Financial Services Company, at Oaks, Pennsylvania 19456, or by calling 1-800-433-6884.

                        For information concerning those investors who qualify
                      to purchase Fiduciary Shares, see PURCHASE AND REDEMPTION OF SHARES below. (Fiduciary Shares may be hereinafter referred to as "Shares.")

INVESTMENT
OBJECTIVE               The Convertible Securities Fund seeks a high level of
                      current income and capital appreciation by investing in convertible securities.

                        The investment objective and certain of the investment
                      limitations of the Convertible Securities Fund may not be changed without a vote of the holders of a majority of the outstanding Shares of the Fund (as defined under GENERAL INFORMATION--Miscellaneous below). There can be no assurance that the Fund will achieve its investment objective.

INVESTMENT
POLICIES                Under normal market conditions, at least 65% of the
                      Convertible Securities Fund's assets will be invested in convertible securities consisting of bonds, debentures, notes and preferred stocks each of which are convertible into common stock. In general, a convertible security is a fixed-income security such as a bond (which typically pays a fixed annual rate of interest) or preferred stock (which typically pays a fixed dividend), that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the issuing company, or of a different company. A convertible security may be subject to redemption by the issuer, but only after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. Common stock received upon conversion will be sold when, in the opinion of the Sub-Advisor, it is advisable to do so.

                        Because of its conversion feature, the market value of
                      convertible preferred stock tends to move together with the market value of the underlying common stock. As a result, the Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying common stocks. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Investments in convertible securities generally entail less volatility than investments in the common stocks of the same issuers. Nevertheless, it is the fixed income component of these securities that is often deemed by the ratings agencies to be high risk or speculative. The Fund may invest up to 35% of its assets in convertible bonds rated lower than Baa by Moody's or BBB by S&P and as low as Caa by Moody's or CCC by S&P, which are lower-quality, higher-yielding, high-risk debt securities (commonly known as "junk bonds"). The Fund may also invest in unrated convertible securities which, in the Sub-Advisor's opinion, are of comparable quality to such rated securities. See "Risk Factors."

                        In the event that a security owned by the Fund is
                      downgraded below the stated ratings categories, the Advisor or SubAdvisor will take appropriate action with regard to the security.

                        The Fund may invest any remaining assets in common
                      stocks; securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; corporate bonds rated Baa or better by Moody's or BBB or better by S&P (investment grade bonds); shares of other investment companies with similar investment objectives; high grade commercial paper; money market funds; money market instruments and cash; floating and variable rate notes; repurchase agreements; dollardenominated securities of foreign issuers; and Standard and Poor's Depositary Receipts ("SPDRs").

GENERAL               Money Market Instruments

                        Under normal market conditions, the Fund may invest up
                      to 35% of its total assets in money market instruments. When market conditions indicate a temporary "defensive" investment strategy as determined by the Advisor or Sub-Advisor, the Fund may invest more than 35% of its total assets in money market instruments. The Fund will not be pursuing its investment objective to the extent that a substantial portion of its assets are invested in money market instruments.

                      Illiquid and Restricted Securities

                        The Fund shall limit investment in illiquid securities
                      to 15% or less of its net assets. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. The absence of a trading market can make it difficult to ascertain the market value of illiquid securities. The Fund may purchase restricted securities which have not been registered under the Securities Act of 1933 (e.g., Rule 144A Securities and Section 4(2) commercial paper) subject to policies approved by the Board of Trustees. See INVESTMENT RESTRICTIONS in the Statement of Additional Information.

                      Lending of Portfolio Securities

                        In order to generate additional income, the Fund may
                      lend its portfolio securities to broker-dealers, banks or other institutions. The Fund may lend portfolio securities in an amount representing up to 33 1/3% of the value of the Fund's total assets.

                      Other Investments

                        The Fund may enter into repurchase agreements and
                      reverse repurchase agreements.

                        The Fund may enter into forward commitments or purchase
                      securities on a "when-issued" basis. The Fund expects that commitments by it to enter into forward commitments or purchase when-issued securities will not exceed 25% of the value of the Fund's total assets under normal market conditions. The Fund does not intend to purchase when-issued securities or forward commitments for speculative or leveraging purposes but only for the purpose of acquiring portfolio securities.

                        The Fund may invest up to 5% of its total assets in the
                      securities of any one registered investment company, but may not own more than 3% of the securities of any one registered investment company or invest more than 10% of its assets in the securities of other registered investment companies. In accordance with an exemptive order issued to HighMark by the SEC, such other registered investment company securities may include securities of a money market fund of HighMark, and such companies may include registered investment companies for which the Advisor or a Sub-Advisor to a Fund of HighMark, or an affiliate of such Advisor or Sub-Advisor serves as investment advisor, administrator or distributor. Because other registered investment companies employ an investment advisor, such investment by the Fund may cause Shareholders to bear duplicative fees. The Advisor will waive its fees attributable to the assets of the investing Fund invested in a money market fund of HighMark, and, to the extent required by applicable law, the Advisor will waive its fees attributable to the assets of the Fund invested in any investment company. Some Funds are subject to additional restrictions on investment in other investment companies. See "INVESTMENT RESTRICTIONS" in the Statement of Additional Information.

                        For further information, see "DESCRIPTION OF PERMITTED
                      INVESTMENTS."

                      Risk Factors

                        In addition to credit risk which relates to the ability
                      of an issuer to make payments of principal and interest, all types of bonds are also subject to market risk. Market risk relates to changes in a security's value as a result of interest rate changes generally. An increase in interest rates will generally reduce the value of the investments in the Fund and a decline in interest rates will generally increase the value of those investments. Accordingly, the net asset value of the Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio. Therefore, an investment in the Fund may decline in value, resulting in a loss of principal. Because interest rates vary, it is impossible to predict the income or yield of the Fund for any particular period.

                        The Fund's shares will fluctuate in value with the value
                      of the underlying securities in its portfolio. Because of their fixed income features, however, convertible securities are expected to fluctuate in value to a lesser degree than the common stock into which they are convertible.

                        Changes by recognized rating agencies in the rating of
                      any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of Fund securities will not affect cash income derived from these securities, but will affect the Fund's net asset value.

                        The Fund may invest in securities issued or guaranteed
                      by foreign corporations or foreign governments, their political subdivisions, agencies or instrumentalities and obligations of supranational entities such as the World Bank and the Asian Development Bank. Any investments in these securities will be in accordance with a Fund's investment objective and policies, and are subject to special risks, such as adverse political and economic developments, possible seizure, nationalization or expropriation of foreign investments, less stringent disclosure requirements, changes in foreign currency exchange rates, increased costs associated with the conversion of foreign currency into U.S. dollars, the possible establishment of exchange controls or taxation at the source or the adoption of other foreign governmental restrictions. To the extent that the Fund may invest in securities of foreign issuers that are not traded on any exchange, there is a further risk that these securities may not be readily marketable. The Convertible Securities Fund will not hold foreign currency for investment purposes.

                        Securities rated BBB by S&P or Fitch or Baa by Moody's
                      are considered investment grade, but are deemed by these rating services to have some speculative characteristics, and adverse economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

                      Risks Associated with Convertible Securities

                        Investments in lower-rated debt securities (i.e.,
                      securities rated lower than BBB by S&P or Baa by Moody's), in which the Fund may invest, bear certain risks, including the risk that such securities may be thinly traded, which can adversely affect the price at which these securities can be sold and can result in high transaction costs. Market quotations may not be available, and therefore, judgment plays a greater role in valuing lower-rated debt securities than securities for which more extensive quotations and last sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-rated debt securities, and the Fund's ability to dispose of these securities.

                        The market price of lower-rated debt securities may
                      decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower-rated debt to meet their payment obligation on these securities may be impaired.

                        The Fund may invest in securities which are rated as low
                      as 'Caa' by Moody's or 'CCC' by S&P. Securities rated 'Caa' by Moody's are of poor standing and may be in default or may present elements of danger with respect to principal or interest. Debt rated 'CCC' by S&P is regarded as having speculative characteristics with respect to capacity to pay interest and repay principal. In the event of adverse business, financial, and economic conditions, debt rated 'CCC' is not likely to have the capacity to repay principal.

INVESTMENT
LIMITATIONS             The Fund may not:

                        1) Purchase securities of any issuer (except securities
                      issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of the Fund's assets.

                        2) Purchase any securities which would cause more than
                      25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities, and provided further, that utilities as a group will not be considered to be one industry, and wholly-owned subsidiaries organized to finance the operations of their parent companies will be considered to be in the same industries as their parent companies.

                        3) Make loans, except that the Fund may (a) purchase or
                      hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

                        The foregoing percentages will apply at the time of the
                      purchase of a security. The investment limitations listed above are fundamental policies the substance of which may not be changed without a vote of a majority of the outstanding Shares of the Fund. Additional fundamental and non-fundamental investment limitations are set forth in the Statement of Additional Information.

                      Portfolio Turnover

                        The Fund's portfolio turnover rate be a factor
                      preventing a sale or purchase when the Advisor or Sub-Advisor believes investment considerations warrant. The Fund's portfolio turnover rate may vary greatly from year to year as well as within a particular year. High portfolio turnover rates generally will result in correspondingly higher brokerage and other transactions costs to the Fund and could involve the realization of capital gains that would be taxable when distributed to Shareholders of the Fund. See "FEDERAL TAXATION."

PURCHASE AND
REDEMPTION
OF SHARES               Fiduciary Shares may be purchased at net asset value.
                      Only the following investors qualify to purchase the Convertible Securities Fund's Fiduciary Shares: (i) fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank of California, N.A. or its affiliates; (ii) SelectIRA accounts established with The Bank of California, N.A. and invested in any of HighMark's Equity or Fixed Income Funds prior to June 20, 1994, which have remained continuously open thereafter and which are not considered to be fiduciary accounts; (iii) Shareholders who currently own Shares of HighMark's Equity or Fixed Income Funds that were purchased prior to June 20, 1994 within an account registered in their name with the Funds; and (iv) present and retired directors, officers and employees (and their spouses and children under the age of 21) of Union Bank of California, N.A., HighMark's current or former distributors or their respective affiliated companies who currently own Shares of HighMark Funds which were purchased before April 30, 1997.

                        Purchases and redemptions of Shares of the Convertible
                      Securities Fund may be made on days on which the New York Stock Exchange and the Federal Reserve wire system are open for business ("Business Days"). The minimum initial investment is generally $1,000 and the minimum subsequent investment is generally $100. For present and retired directors, officers, and employees (and their spouses and children under the age of 21) of Union Bank of California, SEI Financial Services Company and their affiliates, the minimum initial investment is $250 and the minimum subsequent investment is $50. The Fund's initial and subsequent minimum purchase amounts may be waived in the Distributor's discretion if purchases are made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans, or 401(k) or similar program accounts. Shareholders may place orders by telephone.

                        Purchase orders will be effective if the Distributor
                      receives an order before 1:00 p.m., Pacific time (4:00 p.m., Eastern time) and the custodian receives Federal funds before the close of business on the next Business Day. The purchase price of Shares of a Fund is the net asset value next determined after a purchase order is received and accepted by HighMark. The net asset value per Share of a Fund is determined by dividing the total market value of a Fund's investments and other assets, less any liabilities, by the total number of outstanding Shares of a Fund. Net asset value per Share is determined daily as of 1:00 p.m., Pacific time (4:00 p.m., Eastern time) on any Business Day. Purchases will be made in full and fractional Shares of HighMark calculated to three decimal places. HighMark reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of HighMark and/or its Shareholders to accept such order.

                        Shares of the Convertible Securities Fund are offered
                      only to residents of states in which the Shares are eligible for purchase.

                        Shareholders who desire to redeem shares of HighMark
                      must place their redemption orders prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time), on any Business Day for the order to be accepted on that Business Day. The redemption price is the net asset value of the Fund next determined after receipt by the Distributor of the redemption order. Payment on redemption will be made as promptly as possible and, in any event, within seven calendar days after the redemption order is received. The Fund reserves the right to make payment on redemptions in securities rather than cash.

                        Neither HighMark's transfer agent nor HighMark will be
                      responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. HighMark and its transfer agent will each employ reasonable procedures to confirm that telephone instructions are genuine. Such procedures may include taping of telephone conversations. If market conditions are extraordinarily active or other extraordinary circumstances exist, and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means.

EXCHANGE
PRIVILEGES              As indicated under GENERAL INFORMATION--Description of
                      HighMark & Its Shares, certain of HighMark's Funds issue two classes of Shares (Retail Shares and Fiduciary Shares); as of the date of this Prospectus, the Distribution Plan and distribution fee payable thereunder are applicable only to such Fund's

                      Retail Shares. A Shareholder's eligibility to exchange into a particular class of Shares will be determined at the time of the exchange. The Shareholder must supply, at the time of the exchange, the necessary information to permit confirmation of qualification.

                        Each Fund's Shares may be exchanged for Shares of the
                      class of the various other Funds of HighMark which the Shareholder qualifies to purchase directly so long as the Shareholder maintains the applicable minimum account balance in each Fund in which he or she owns Shares and satisfies the minimum initial and subsequent purchase amounts of the Fund into which the Shares are exchanged. Shareholders may exchange their Fiduciary Shares for Fiduciary Shares of another Fund on the basis of the relative net asset value of the Fiduciary Shares exchanged. Shareholders may also exchange Fiduciary Shares of a Fund for Retail Shares of another Fund. Under such circumstances, the cost of the acquired Retail Shares will be the net asset value per Share plus the appropriate sales load.

                        Exchanges will be made on the basis of the relative net
                      asset values of the Shares exchanged plus any applicable sales charge. Exchanges are subject to the terms and conditions stated herein and the terms and conditions stated in the respective prospectuses of the Funds.

                        Certain entities (including participating organizations
                      and Union Bank of California and its affiliates), however, may charge customers a fee with respect to exchanges made on the customer's behalf. Information about these charges, if any, can be obtained by the entity effecting the exchange and this Prospectus should be read in conjunction with that information.

                        A Shareholder wishing to exchange Shares in the
                      Convertible Securities Fund may do so by contacting the transfer agent at 1-800-433-6884. Exchanges will be effected on any Business Day at the net asset value of the Funds involved in the exchange next determined after the exchange request is received by the transfer agent.

                        An exchange is considered to be a sale of Shares for
                      federal income tax purposes on which a Shareholder may realize a capital gain or loss. Exchange privileges may be exercised only in those states where Shares of such other Funds of HighMark may legally be sold. HighMark may materially amend or terminate the exchange privileges described herein upon sixty days' notice.

DIVIDENDS               The net income of the Convertible Securities Fund is
                      declared and paid monthly as a dividend to Shareholders of record at the close of business on the day of declaration. Net realized capital gains are distributed at least annually to Shareholders of record.

                        Shareholders will automatically receive all income
                      dividends and capital gains distributions in additional full and fractional Shares of the Fund at net asset value as of the date of declaration (which is also the ex-dividend date), unless the Shareholder elects to receive such dividends or distributions in cash. Shareholders wishing to receive their dividends in cash (or wishing to revoke a previously made election) must notify the transfer agent at P.O. Box 8416, Boston, MA 02266-8416, and such election (or revocation thereof) will become effective with respect to dividends and distributions having record dates after notice has been received. Dividends paid in additional Shares receive the same tax treatment as dividends paid in cash.

FEDERAL
TAXATION                The Convertible Securities Fund intends to qualify for
                      treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and to distribute substantially all of its net investment income and net realized capital gains so that the Fund is not required to pay federal taxes on these amounts.

                        Distributions of ordinary income and/or an excess of net
                      short-term capital gain over net long-term capital loss are treated for federal income tax purposes as ordinary income to Shareholders. The 70 percent dividends received deduction for corporations generally will apply to these distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction when received by the Fund if the Fund were a regular corporation, and to the extent designated by the Fund as so qualifying. Distributions by the Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to Shareholders as long-term capital gain in the year with respect to which it is received, regardless of how long the Shareholder has held Shares of the Fund. Such distributions are not eligible for the dividends received deduction. If a Shareholder disposes of Shares in the Fund at a loss before holding such Shares for longer than six months, such loss will be treated as a long-term capital loss to the extent the Shareholder has received long-term capital gain dividends on the Shares.

                        Prior to purchasing Shares of the Convertible Securities
                      Fund, the impact of dividends or capital gain distributions that are expected to be declared or have been declared, but not paid, should be carefully considered. Dividends or capital gain distributions received after a purchase of Shares are subject to federal income taxes, although in some circumstances, the dividends or distributions may be, as an economic matter, a return of capital to the Shareholder. A Shareholder should consult his or her advisor for specific advice about the tax consequences to the Shareholder of investing in the Fund.

                        Fund investments in foreign securities may be subject to
                      withholding taxes at the source on dividend or interest payments. In that case, the Fund's yield on those securities would be decreased. The Fund does not expect to be eligible to elect to permit shareholders to claim a credit or deduction on their income tax return for their pro rata share of such taxes.

                        Fund transactions in foreign currencies and hedging
                      activities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in value of the foreign currency concerned. In addition, such activities will likely produce a difference between book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for tax purposes.

                        Investments in an entity that qualifies as a "passive
                      foreign investment company" under the Code could subject the Fund to a U.S. federal income tax or other charge on certain "excess distributions" received with respect to the investment, and on the proceeds from disposition of the investment.

                        Additional information regarding federal taxes is
                      contained in the Statement of Additional Information. However, the foregoing and the material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting the Fund and its Shareholders. In addition, the foregoing discussion and the federal tax information in the Statement of Additional Information are based on tax laws and regulations which are in effect as of the date of this Prospectus; these laws and regulations may subsequently change, and such changes could be retroactive.

                        Shareholders will be advised at least annually as to the
                      federal income tax status of distributions made during the year.

SERVICE
ARRANGEMENTS          The Advisor
                        Pacific Alliance Capital Management, a division of Union
                      Bank of California, N.A., serves as the Convertible
                      Securities Fund's investment advisor. Subject to the general supervision of HighMark's Board of Trustees, the Advisor manages the Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of the Fund's investment securities, and maintains the Fund's records relating to such purchases and sales.

                        For the expenses assumed and services provided by the
                      Advisor as the Fund's investment advisor, Union Bank of California receives a fee from the Convertible Securities Fund, computed daily and paid monthly, at the annual rate of sixty one-hundredths of one percent (.60%) of the Fund's average daily net assets.

                      Depending on the size of the Fund, this fee may be higher than the advisory fee paid by most mutual funds, although the Board of Trustees believes it will be comparable to advisory fees paid by many funds having similar objectives and policies. Union Bank of California may from time to time agree to voluntarily reduce its advisory fee. While there can be no assurance that Union Bank of California will choose to make such an agreement, any voluntary reductions in Union Bank of California's advisory fee will lower the Fund's expenses, and thus increase the Fund's yield and total return, during the period such voluntary reductions are in effect. As of the date of this Prospectus, the Convertible Securities Fund had not yet commenced operations.

                        On April 1, 1996, The Bank of California, N.A.,
                      HighMark's then investment advisor, combined with Union Bank and the resulting bank changed its name to Union Bank of California, N.A. At the same time, the banks' investment management divisions were combined. Each of Union Bank and The Bank of California, N.A. (or their predecessor banks) has been in banking since the early 1900's and, historically, each has had significant investment functions within its trust and investment division. UnionBanCal Corporation, the parent of Union Bank of California, N.A., is a publicly held corporation, but is principally held by The Bank of Tokyo-Mitsubishi, Ltd. As of September 30, 1996, Union Bank of California and its subsidiaries had approximately $28.7 billion in commercial assets. Pacific Alliance Capital Management is a division of Union Bank of California's Trust and Investment Management Group, which, as of June 30, 1996, had approximately $13.4 billion of assets under management. The Advisor, with a team of approximately 45 stock and bond research analysts, portfolio managers and traders, has been providing investment management services to individuals, institutions and large corporations since 1917.

                      The Sub-Advisor

                        The Advisor and Bank of Tokyo-Mitsubishi Trust Company
                      (the "Sub-Advisor") have entered into an investment sub-advisory agreement relating to the Convertible Securities Fund (the "Investment Sub-Advisory Agreement"). Under the Investment Sub-Advisory Agreement, the Sub-Advisor makes the day-to-day investment decisions for the assets of the Fund, subject to the supervision of, and policies established by the Advisor and the Trustees of HighMark.

                        Bank of Tokyo-Mitsubishi Trust Company, headquartered at
                      1251 Avenue of the Americas, New York, New York 10116, and with offices at 100 Broadway, New York, New York 10005, operates as a wholly-owned subsidiary of The Bank of Tokyo-Mitsubishi, Ltd. The Sub-Advisor was formed by the combination on April 1, 1996, of Bank of Tokyo Trust Company, a wholly-owned subsidiary of The Bank of Tokyo, Ltd., and Mitsubishi Bank Trust Company of New York, a wholly-owned subsidiary of The Mitsubishi Bank, Ltd. Bank of Tokyo Trust Company was the surviving entity, and changed its name to Bank of Tokyo-Mitsubishi Trust Company. Prior to the combination, sub-advisory services were provided by Bank of Tokyo Trust Company. Bank of Tokyo Trust Company was established in 1955, and has provided trust services since that time and management services since 1965.

                        The Sub-Advisor serves as portfolio manager to bank
                      common funds, employee benefit funds and personal trust accounts, managing assets in money market, equity and fixed income portfolios. As of June 30, 1996, Bank of Tokyo-Mitsubishi Trust Company managed $700 million in individual portfolios and collective funds. In addition, the Sub-Advisor also serves as the Sub-Advisor to HighMark's Emerging Growth, Government Securities and Blue Chip Growth Funds.

                        The Sub-Advisor is entitled to a fee, which is
                      calculated daily and paid monthly out of the Advisor's fee, at an annual rate of .30% of the average daily net assets of the Convertible Securities Fund.

                        The day-to-day management of the Convertible Securities
                      Fund's investments is the responsibility of a team of investment professionals. Seth E. Shalov will be the team leader for the Convertible Securities Fund. Mr. Shalov has been a Senior Portfolio Manager with the Sub-Advisor and its predecessor, Bank of Tokyo Trust Company since 1987.

                      Administrator

                        SEI Fund Resources (the "Administrator") and HighMark
                      are parties to an administration agreement (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator provides HighMark with certain management services, including all necessary office space, equipment, personnel and facilities.

                        The Administrator is entitled to a fee, which is
                      calculated daily and paid monthly, at an annual rate of .20% of the Fund's average daily net assets. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of the Fund's Fiduciary Shares. Any such waiver is voluntary and may be terminated at any time in the Administrator's sole discretion. Currently, the Administrator has agreed to waive its fee to the rate of .18% of the average daily net assets of the Fund.

                        Pursuant to a separate agreement with the Administrator,
                      Union Bank of California, N.A. performs sub-administration services on behalf of the Fund, for which it receives a fee paid by the Administrator at the annual rate of up to 0.05% of the Fund's average daily net assets. Union Bank of California has voluntarily agreed to reduce this fee to 0.03%, but reserves the right to terminate its waiver at any time in its sole discretion. A description of the services performed by Union Bank of California pursuant to this Agreement is contained in the Statement of Additional Information.

                      The Transfer Agent

                        State Street Bank and Trust Company serves as the
                      transfer agent, dividend disbursing agent, and as a shareholder servicing agent for the Fiduciary Shares of HighMark, for which services it receives a fee.

                      Shareholder Service Plan

                        To support the provision of Shareholder services to both
                      classes of Shares, HighMark has adopted a Shareholder Service Plan. A description of the services performed by service providers pursuant to the Shareholder Service Plan is contained in the Statement of Additional Information. In consideration of services provided by any service provider, which may include Union Bank of California, N.A., Bank of Tokyo-Mitsubishi, Ltd., or their respective affiliates, the Fund may pay a fee at the rate of up to 0.25% of its average daily net assets to such service provider. The service provider may waive such fees at any time. Any such waiver is voluntary and may be terminated at any time. Currently, such fees are being waived to the rate of 0.00% of average daily net assets.

                      Distributor

                        SEI Financial Services Company (the "Distributor") and
                      HighMark are parties to a distribution agreement ("Distribution Agreement"). The Distribution Agreement is renewable annually and may be terminated by the Distributor, by a majority vote of the Disinterested Trustees or by a majority vote of the outstanding securities of HighMark upon not more than 60 days written notice by either party, or upon assignment by the Distributor. Fiduciary Shares are not subject to HighMark's Distribution Plan or a distribution fee.

                      Banking Laws

                        Union Bank of California believes that it may perform
                      the services for the Fund contemplated by its investment advisory agreement with HighMark without a violation of applicable banking laws and regulations. Union Bank of California also believes that it may perform sub-administration and sub-accounting services on behalf of the Fund without a violation of applicable banking laws and regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could change the manner in which Union Bank of California or the Advisor could continue to perform such services for the Fund. For a further discussion of applicable banking laws and regulations, see the Statement of Additional Information.

                      Custodian

                        Union Bank of California also serves as the custodian
                      and as a shareholder servicing agent for the Convertible Securities Fund. The custodian holds cash securities and other assets of HighMark as required by the 1940 Act.

                        Services performed by Union Bank of California, as the
                      Fund's shareholder servicing agent and custodian, as well as the basis of remuneration for such services, are described in the Statement of Additional Information.

GENERAL
INFORMATION           Description of HighMark & Its Shares

                        HighMark was organized as a Massachusetts business trust
                      on March 10, 1987, and consists of sixteen series of Shares open for investment representing units of beneficial interest in HighMark's Growth Fund, Income Equity Fund, Balanced Fund, Value Momentum Fund, Blue Chip Growth Fund, Emerging Growth Fund, International Equity Fund, Bond Fund, Intermediate-Term Bond Fund, Government Securities Fund, Convertible Securities Fund, California Intermediate Tax-Free Bond Fund, Diversified Money Market Fund, U.S. Government Obligations Money Market Fund, 100% U.S. Treasury Obligations Money Market Fund, and California Tax-Free Money Market Fund. As of the date hereof, no Shares of the Value Momentum Fund, the Blue Chip Growth Fund, the Emerging Growth Fund, the International Equity Fund, the Intermediate-Term Bond Fund, the Convertible Securities Fund, the Government Securities Fund, and the California Intermediate Tax-Free Bond Fund, had been offered for sale in HighMark. Shares of each Fund are freely transferable, are entitled to distributions from the assets of the Fund as declared by the Board of Trustees, and, if HighMark were liquidated, would receive a pro rata share of the net assets attributable to that Fund. Shares are without par value.

                        As noted above, pursuant to a Multiple Class Plan on
                      file with the Securities and Exchange Commission permitting the issuance and sale of two classes of Shares in selected Funds, Shares of such Funds have been divided into two classes, designated Retail Shares and Fiduciary Shares. For information regarding the Retail Shares, interested persons may contact the Distributor for a prospectus at 1-800-433-6884.

                      Performance Information

                        From time to time, HighMark may advertise the aggregate
                      total return, average annual total return, yield and distribution rate with respect to the Fiduciary Shares of the Convertible Securities Fund.

                        The aggregate total return and average annual total
                      return of the Convertible Securities Fund may be quoted for the life of the Fund and for ten-year, five-year and one-year periods, in each case through the most recent calendar quarter. Aggregate total return is determined by calculating the change in the value of a hypothetical $1,000 investment in the Fund over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The ending redeemable value includes dividends and capital gain distributions reinvested at net asset value. Average annual total return is calculated by annualizing the Fund's aggregate total return over the relevant number of years. The resulting percentage indicates the average positive or negative investment results that an investor in the Fund would have experienced on an annual basis from changes in Share price and reinvestment of dividends and capital gain distributions.

                        The yield of the Fund is determined by annualizing the
                      net investment income per Share of the Fund during a specified thirty-day period and dividing that amount by the per Share public offering price of the Fund on the last day of the period.

                        The distribution rate of the Fund is determined by
                      dividing the income and capital gains distributions, or where indicated the income distributions alone, on a Share of the Fund over a twelve-month period by the per Share public offering price of the Fund on the last day of the period.

                        The Fund may periodically compare its performance to the
                      performance of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; broad groups of comparable mutual funds; unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or other investment alternatives. The Fund may advertise performance that includes results from periods in which the Fund's assets were managed in a non-registered predecessor vehicle.

                        All performance information presented for the Fund is
                      based on past performance and does not predict future performance.

                      Miscellaneous

                        Shareholders will be sent unaudited semi-annual reports
                      and annual reports audited by independent public accountants.

                        Shareholders are entitled to one vote for each Share
                      held in the Fund as determined on the record date for any action requiring a vote by the Shareholders, and a proportionate fractional vote for each fractional Share held. Shareholders of HighMark will vote in the aggregate and not by series or class except (i) as otherwise expressly required by law or when HighMark's Board of Trustees determines that the matter to be voted upon affects only the interests of the Shareholders of a particular series or particular class, and (ii) only Retail Shares will be entitled to vote on matters submitted to a Shareholder vote relating to the Distribution Plan. HighMark is not required to hold regular annual meetings of Shareholders, but may hold special meetings from time to time.

                        HighMark's Trustees are elected by Shareholders, except
                      that vacancies may be filled by vote of the Board of Trustees. Trustees may be removed by the Board of Trustees, or by Shareholders at a meeting called for such purpose. For information about how Shareholders may call such a meeting and communicate with other Shareholders for that purpose, see ADDITIONAL INFORMATION-- Miscellaneous in the Statement of Additional Information.

                        Inquiries may be directed in writing to SEI Financial
                      Services Company, Oaks, Pennsylvania 19456, or by calling toll free 1-800-433-6884.

DESCRIPTION OF
PERMITTED
INVESTMENTS             The following is a description of permitted investments
                      for the HighMark Convertible Securities Fund.

                        AMERICAN DEPOSITARY RECEIPTS (ADRs)--ADRs are receipts
                      typically issued by a U.S. financial institution that evidence ownership of underlying securities issued by a foreign issuer.

                        ASSET-BACKED SECURITIES (NON-MORTGAGE)--Debt Instruments
                      secured by company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. The purchase of non-mortgage asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities.

                        Like mortgages underlying mortgage-backed securities,
                      underlying automobile sales contracts or credit card receivables are subject to substantial prepayment risk, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary as much in response to changes in interest rates and the short-term nature of the underlying car loans or other receivables tend to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with their investment objectives and policies, the Fund may invest in other asset-backed securities that may be developed in the future.

                        BANKERS' ACCEPTANCES--Bills of exchange or time drafts
                      drawn on and accepted by commercial banks. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

                        CERTIFICATES OF DEPOSIT--Negotiable interest-bearing
                      instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

                        COMMERCIAL PAPER--Unsecured short-term promissory notes
                      issued by corporations and other entities. Maturities on these issues vary from a few days to nine months. Purchase of such instruments involves a risk of default by the issuer.

                        CONVERTIBLE BONDS AND CONVERTIBLE PREFERRED STOCK--
                      Convertible Bonds are bonds convertible into a set number of shares of another form of security (usually common stock) at a prestated price. Convertible bonds have characteristics similar to both fixed-income and equity securities. Convertible preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Convertible preferred stock is preferred stock exchangeable for a given number of common stock shares, and has characteristics similar to both fixed-income and equity securities. Because of the conversion feature, the market value of convertible bonds and convertible preferred stock tend to move together with the market value of the underlying stock. As a result, a Fund's selection of convertible bonds and convertible preferred stock is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible bonds and convertible preferred stock is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

                        DERIVATIVES--Instruments whose value is derived from an
                      underlying contract, index or security, or any combination thereof, including futures, options (e.g., puts and calls), options on futures, swap agreements, and some mortgage-backed securities (CMOs, REMICs, IOs and POs). See elsewhere in this "DESCRIPTION OF PERMITTED INVESTMENTS" for discussions of these various instruments, and see "INVESTMENT OBJECTIVES" and "INVEST-

                      MENT POLICIES" for more information about any policies and limitations applicable to their use.

                        FUTURES AND OPTIONS ON FUTURES--Some futures strategies,
                      including selling futures, buying puts and writing calls, reduce a Fund's exposure to price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. Futures and options may be combined with each other in order to adjust the risk and return characteristics of the overall portfolio.

                        Options and futures can be volatile instruments, and
                      involve certain risks that, if applied at an inappropriate time, could negatively impact a Fund's return.

                        INVESTMENT GRADE BONDS--Interest-bearing or discounted
                      government or corporate securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. Investment grade bonds are those rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other NRSROs, or, if not rated, determined to be of comparable quality by the Advisor.

                        LOWER-RATED, HIGHER-YIELDING, HIGH-RISK DEBT
                      SECURITIES--High-yield, high-risk securities consist of securities rated Ba or lower by Moody's or BB or lower by S&P. Lower-rated debt securities are considered speculative and involve greater risk of loss than investment grade debt securities, and are more sensitive to changes in the issuer's capacity to pay. For a description of the debt securities ratings, see the "Appendix."

                        MONEY MARKET INSTRUMENTS--Short-term, debt instruments
                      or deposits and may include, for example, (i) commercial paper rated within the highest rating category by a NRSRO at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality; (ii) obligations (certificates of deposit, time deposits, bank master notes, and bankers' acceptances) of thrift institutions, savings and loans, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements at the time of investment;
                      (iii) short-term corporate obligations rated within the three highest rating categories by a NRSRO (e.g., at least A by S&P or A by Moody's) at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality; (iv) general obligations issued by the U.S. Government and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and

                      Federal Housing Administration); (v) receipts, including TRs, TIGRs and CATS; (vi) repurchase agreements involving such obligations; (vii) loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Fund may invest; (viii) money market funds and (ix) foreign commercial paper.

                        Certain of the obligations in which a Fund may invest
                      may be variable or floating rate instruments, may involve conditional or unconditional demand features and may include variable amount master demand notes.

                        MORTGAGE-BACKED SECURITIES--Securities generally issued
                      or guaranteed by U.S. government agencies such as GNMA, FNMA, or FHLMC. GNMA mortgage-backed certificates are mortgage-backed securities of the modified pass-through type, which means that both interest and principal payments (including prepayments) are passed through monthly to the holder of the certificate. Each GNMA certificate evidences an interest in a specific pool of mortgage loans insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. FNMA, a federally-chartered and stockholder-owned corporation, issues pass-through certificates which are guaranteed as to payment of principal and interest by FNMA. FHLMC, a corporate instrumentality of the United States, issues participation certificates which represent an interest in mortgages held in FHLMC's portfolio. FHLMC guarantees the timely payment of interest and the ultimate collection of principal. Securities issued or guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States. There can be no assurance that the U.S. government would provide financial support to FNMA or FHLMC if necessary in the future.

                        Although payments on certain mortgage-related securities
                      may be guaranteed by a third party or otherwise similarly secured, the market value of such securities is not secured and may fluctuate significantly because of changes in interest rates and changes in prepayment levels. Thus, for example, if a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether due to changes in interest rates or prepayments of the underlying mortgage collateral. As with other interest-bearing securities, the prices of mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates the mortgages underlying the securities are prone to prepayment which results in amounts being available for reinvestment which are likely to be invested at a lower interest rate. For this and other reasons, the stated maturity of a mortgage-related security may be shortened by unscheduled prepayments on the underlying mortgages and, accordingly, it is not possible to predict accurately the security's return to a Fund. In addition, regular payments received on mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested. As a consequence, mortgage-related securities may be a less effective means of "locking in" interest rates than other types of debt securities having the same stated maturity, may have less potential for capital appreciation and may be considered riskier investments as a result.

                        Adjustable rate mortgage securities ("ARMS") are
                      pass-through certificates representing ownership interests in a pool of adjustable rate mortgages and the resulting cash flow from those mortgages. Unlike conventional debt securities, which provide for periodic (usually semi-annual) payments of interest and payments of principal at maturity or on specified call dates, ARMs provide for monthly payments based on a pro rata share of both periodic interest and principal payments and prepayments of principal on the underlying mortgage pool (less GNMA's, FNMA's, or FHLMC's fees and any applicable loan servicing fees).

                        Collateralized mortgage obligations ("CMOs") are bonds
                      generally issued by single purpose, stand-alone finance subsidiaries or trusts established by financial institutions, government agencies, investment banks, or other similar institutions, and collateralized by pools of mortgage loans. Payments of principal and interest on the collateral mortgages are used to pay debt service on the CMO. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. The principal and interest payment on the underlying mortgages may be allocated among the classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages would be applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

                        One or more classes of CMOs may have coupon rates that
                      reset periodically based on an index, such as the London Interbank Offered Rate ("LIBOR"). Each Fund may purchase fixed, adjustable, or "floating" rate CMOs that are collateralized by fixed rate or adjustable rate mortgages that are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government or are directly guaranteed as to payment of principal and interest by the issuer, which guarantee is collateralized by U.S. government securities or is collateralized by privately issued fixed rate or adjustable rate mortgages.

                        Securities such as zero-coupon obligations,
                      mortgage-backed and asset-backed securities, and collateralized mortgage obligations ("CMOs") will have greater price volatility then other fixed-income obligations. Because declining interest rates may lead to prepayment of underlying mortgages, automobile sales contracts or credit card receivables, the prices of mortgage-related and asset-backed securities may not rise with a decline in interest rates. Mortgage-backed and asset-backed securities and CMOs are extremely sensitive to the rate of principal prepayment. Similarly, callable corporate bonds also present risk of prepayment. During periods of falling interest rates, securities that can be called or prepaid may decline in value relative to similar securities that are not subject to call or prepayment.

                        Real Estate Mortgage Investment Conduits ("REMICs") are
                      private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

                        OPTIONS--Under a call option, the purchaser of the
                      option has the right to purchase, and the writer (the
                      Fund) the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to purchase, the underlying security at the exercise price during the option period.

                        In addition, certain Funds may buy options on stock
                      indices to invest cash on an interim basis. Such options will be listed on a national securities exchange. In order to close out an option position, a Fund may enter into a "closing purchase transaction"--the purchase of an option on the same security with the same exercise price and expiration date as the option contract previously written on any particular security. When the security is sold, a Fund effects a closing purchase transaction so as to close out any existing option on that security.

                        There are risks associated with such investments
                      including the following: (1) the success of a hedging strategy may depend on the ability of the Advisor or Sub-Advisor to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of securities held by a Fund and the price of options; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

                        RECEIPTS--Interests in separately traded interest and
                      principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of such receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TR's"), "Treasury Investment Growth Receipts" ("TIGR's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TR's, TIGR's and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying securities. See also "FEDERAL TAXATION."

                        REPURCHASE AGREEMENTS--Agreements whereby a Fund will
                      acquire securities from approved financial institutions or registered broker-dealers that agree to repurchase the securities at a mutually agreed-upon date and price. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value equal to 102% of the resale price stated in the agreement. Repurchase agreements involving government securities are not subject to a Fund's fundamental investment limitation on purchasing securities of any one issuer. If the seller defaults on its repurchase obligation or becomes insolvent, the Fund holding such obligations would suffer a loss to the extent that either the proceeds from a sale of the underlying portfolio securities were less than the repurchase price or the Fund's disposition of the securities was delayed pending court action. Securities subject to repurchase agreements will be held by a qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the "1940 Act").

                        REVERSE REPURCHASE AGREEMENTS--A Fund may borrow funds
                      for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund's investment objective and fundamental investment restrictions; as a matter of non-fundamental policy, each Fund intends to limit such investments to no more than 10% of the value of its total assets. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high-quality debt securities consistent with the Fund's investment objective having a value equal to 102% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

                        RULE 144A SECURITIES--Rule 144A Securities are
                      securities that have not been registered under the Securities Act of 1933, but which may be traded between certain qualified institutional investors, including investment companies. The absence of a secondary market may affect the value of the Rule 144A Securities. The Board of Trustees of the Group has established guidelines and procedures to be utilized to determine the liquidity of such securities.

                        SECURITIES ISSUED ON A FORWARD COMMITMENT BASIS OR
                      WHEN-ISSUED SECURITIES--Securities purchased for delivery beyond the normal settlement date at a stated price and yield and which thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. When a Fund agrees to purchase when-issued securities or enter into forward commitments, the Group's custodian will be instructed to set aside cash or liquid portfolio securities equal to the amount of the commitment in a segregated account. A Fund will generally not pay for such securities and no income will accrue on the securities until they are received. These securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Therefore, the purchase of securities on a "when-issued" basis or forward commitments may increase the risk of fluctuations in a Fund's net asset value.

                        SECURITIES LENDING--During the time portfolio securities
                      are on loan from a Fund, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by the Fund or the borrower at any time and, while a Fund will generally not have the right to vote securities on loan, it will terminate the loan and regain the right to vote if that is considered important with respect to the investment. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, a Fund will receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the lending agent, with oversight by the Advisor, and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund.

                        SECURITIES SUBJECT TO A PUT FEATURE--A "put" feature
                      permits a Fund to sell a fixed income security at a fixed price prior to maturity. The underlying fixed income securities subject to a put may be sold at any time at the market rates. However, unless the put was an integral part of the fixed income security as originally issued, it may not be marketable or assignable. Generally, a premium is paid for a put feature or a put feature is purchased separately which results in a lower yield than would otherwise be available for the same fixed income securities.

                        STANDARD & POOR'S DEPOSITARY RECEIPTS (SPDRs)--SPDRs are
                      interests in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that constitutes the S&P 500 Index. For further information regarding SPDRs, see the Statement of Additional Information.

                        TAX-EXEMPT COMMERCIAL PAPER--Commercial paper, which is
                      commercial paper issued by governments and political subdivisions.

                        TIME DEPOSITS--Non-negotiable receipts issued by U.S. or
                      foreign banks in exchange for the deposit of funds. Like certificates of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

                        U.S. GOVERNMENT AGENCY SECURITIES--Certain Federal
                      agencies have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the U.S. Treasury. The issues of other agencies are supported only by the credit of the instrumentality (e.g., FNMA securities).

                        U.S. TREASURY OBLIGATIONS--Bills, notes, and bonds
                      issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations known as Separately Traded Registered Interest and Principal Securities ("STRIPS") that are transferable through the Federal book-entry system.

                        U.S. Government Securities generally do not involve the
                      credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from otherwise comparable corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will in many cases not affect interest income on existing portfolio securities, but will be reflected in the Fund's net asset value. Because the magnitude of these fluctuations will generally be greater at times when a Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer-term securities.

                        VARIABLE AND FLOATING RATE INSTRUMENTS--Obligations that
                      may carry variable or floating rates of interest, may involve conditional or unconditional demand features and may include variable amount master demand notes. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

                        WARRANTS--Securities that entitle the holder to buy a
                      proportionate amount of common stock at a specified price for a limited or unlimited period of time. Warrants are often freely transferable and are traded on major stock exchanges.

                        YANKEE BONDS--Dollar denominated securities issued by
                      foreign-domiciled issuers that obligate the issuer to pay the bondholder a specified sum of money, usually semiannually, and to repay the principal amount of the loan at maturity. Sovereign bonds are bonds issued by the governments of foreign countries. Supranational bonds are those issued by supranational entities, such as the World Bank and European Investment Bank. Canadian bonds are bonds issued by Canadian provinces.

                        ZERO-COUPON OBLIGATIONS--Non-income producing securities
                      evidencing ownership of future interest and principal payments on bonds. These obligations pay no current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price.

                        For federal income tax purposes, the difference between
                      the par value and the original issue price (original issue discount) is included in the income of a holder of a zero-coupon obligation over the term of the obligation even though the interest is not paid until maturity. The amount included in income is determined under a constant interest rate method. In addition, if an obligation is purchased subsequent to its original issue, a holder such as the Income Funds may elect to include market discount in income currently on a ratable accrual method or a constant interest rate method. Market discount is the difference between the obligation's "adjusted issue price" (the original issue price plus original issue discount accrued to date) and the holder's purchase price. If no such election is made, gain on the disposition of a market discount obligation is treated as ordinary income (rather than capital gain) to the extent it does not exceed the accrued market discount.

                        Zero-coupon obligations have greater price volatility
                      than other fixed-income obligations of similar maturity and such obligations will be purchased when the yield spread, in light of the obligation's duration, is considered advantageous.

                        HighMark CONVERTIBLE SECURITIES
                                      FUND
                            INVESTMENT PORTFOLIO OF
                                 HighMark FUNDS
                   For further information (including current
                  yield, purchase and redemption information),
                              call (800) 433-6884

INVESTMENT ADVISOR
Pacific Alliance Capital Management,
a division of Union Bank of California, N.A.
475 Sansome Street
Post Office Box 45000
San Francisco, CA 94104

SUB-ADVISOR
Bank of Tokyo-Mitsubishi Trust Company
1251 Avenue of the Americas
New York, New York 10116

CUSTODIAN
Union Bank of California, N.A.
475 Sansome Street
Post Office Box 45000
San Francisco, CA 94104

ADMINISTRATOR & DISTRIBUTOR
SEI Fund Resources and
SEI Financial Services Company
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Ropes & Gray
One Franklin Square
1301 K Street, N.W., Suite 800 East
Washington, D.C. 20005

AUDITORS
Deloitte & Touche LLP
1700 Courthouse Plaza Northeast
Dayton, OH 45402

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY HIGHMARK OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY HIGHMARK OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

NOT FDIC INSURED

                                [HIGHMARK LOGO]

                                 HIGHMARK FUNDS

                               TRS-17236(R12/95)

     INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                             SUBJECT TO COMPLETION

                                 HIGHMARK FUNDS

                                 BALANCED FUND

  HighMark Funds ("HighMark") is an open-end, diversified, registered investment company that offers a convenient means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to HighMark's Balanced Fund.

                                FIDUCIARY SHARES

  HighMark's Fiduciary Shares are offered to the following investors: (i) fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank of California, N.A. or its affiliates; (ii) SelectIRA accounts established with The Bank of California, N.A. and invested in any of HighMark's Equity or Income Funds prior to June 20, 1994, which have remained continuously open thereafter and which are not considered to be fiduciary accounts; (iii) Shareholders who currently own Shares of HighMark's Equity or Income Funds that were purchased prior to June 20, 1994 within an account registered in their name with the Funds; and (iv) present and retired directors, officers and employees (and their spouses and children under the age of 21) of Union Bank of California, N.A., HighMark's current or former distributors or their respective affiliated companies who currently own Shares of HighMark Funds which were purchased before April 30, 1997.

  This Prospectus sets forth concisely the information about HighMark and the Balanced Fund that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated the same date as this Prospectus has been filed with the Securities and Exchange Commission and is available without charge by writing the Distributor, SEI Financial Services Company, Oaks, Pennsylvania 19456, or by calling 1-800-433-6884. The Statement of Additional Information is incorporated into this Prospectus by reference. This Prospectus relates only to the Fiduciary Shares of the Balanced Fund. Interested persons who wish to obtain a prospectus for the other Funds of HighMark may contact the Distributor at the above address and telephone number.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

HIGHMARK'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, INCLUDING UNION BANK OF CALIFORNIA, N.A., BANK OF
TOKYO-MITSUBISHI, LIMITED OR ANY OF THEIR AFFILIATES OR CORRESPONDENTS. HIGHMARK'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN HIGHMARK INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

February 26, 1997
Fiduciary Shares

                                    SUMMARY

HIGHMARK FUNDS ("HighMark") is an open-end, diversified, registered investment company providing a convenient way to invest in professionally managed portfolios of securities. The following provides basic information about the Fiduciary Shares of HighMark Balanced Fund (the "Balanced Fund" or the "Fund"). This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in the Prospectus and in the Statement of Additional Information.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Balanced Fund seeks capital appreciation and income, with a secondary investment objective of conservation of capital. (See "INVESTMENT OBJECTIVE").

WHAT ARE THE FUND'S PERMITTED INVESTMENTS? The Fund primarily invests, consistent with its investment objective, in equity securities including common stocks and securities convertible into common stocks. The Fund may also invest consistent with its investment objective and investment policies in fixed-income securities. (See "INVESTMENT POLICIES").

WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE BALANCED FUND? The investment policies of the Fund entail certain risks and considerations of which an investor should be aware. The Fund may purchase common stocks and other equity securities that are volatile and which may fluctuate in value more than other types of investments. Values of fixed income securities and, correspondingly, share prices of Funds invested in such securities, tend to vary inversely with interest rates, and may be affected by other market and economic factors as well. (See "Risk Factors").

ARE MY INVESTMENTS INSURED? HighMark's Shares are not federally insured by the FDIC or any other government agency. Any guarantee by the U.S. Government, its agencies or any instrumentalities of the securities in which the Fund invests guarantees only the payment of principal and interest on the guaranteed security, and does not guarantee the total return or value of the security or total return or value of Shares of the Fund.

WHO IS THE ADVISOR? Pacific Alliance Capital Management, a division of Union Bank of California, N.A., serves as the Advisor to HighMark. (See "The Advisor").

WHO IS THE ADMINISTRATOR? SEI Fund Resources serves as the Administrator of HighMark. (See "The Administrator").

WHO IS THE CUSTODIAN? Union Bank of California, N.A. (the "Bank") serves as the custodian of HighMark's assets. (See "The Custodian").

WHO IS THE DISTRIBUTOR? SEI Financial Services Company acts as distributor of HighMark's Shares. (See "The Distributor").

HOW DO I PURCHASE AND REDEEM SHARES? Purchases and redemptions may be made through the Distributor on days on which both the New York Stock Exchange and the Federal Reserve wire system are open for business ("Business Days"). The minimum initial investment is generally $1,000. A purchase order will be effective if the Distributor receives an order prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time). Purchase orders for Shares will be executed at a per Share price equal to the asset value next determined after the purchase order is effective. Redemption orders must be placed prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time) on any Business Day for the order to be effective that day. (See "PURCHASE AND REDEMPTION OF SHARES").

HOW ARE DIVIDENDS PAID? Substantially all of the net investment income (exclusive of capital gains) of the Fund is distributed in the form of monthly dividends to Shareholders of record. Any capital gain is distributed at least annually. Distributions are paid in additional Shares unless the Shareholder elects to take the payment in cash. (See "DIVIDENDS").

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
Summary...............................................................................    2
Balanced Fund Fee Table...............................................................    4
Financial Highlights..................................................................    5
Fund Description......................................................................    6
Investment Objective..................................................................    6
Investment Policies...................................................................    6
General...............................................................................    7
  Money Market Instruments............................................................    7
  Illiquid and Restricted Securities..................................................    7
  Lending of Portfolio Securities.....................................................    7
  Other Investments...................................................................    8
  Risk Factors........................................................................    9
Investment Limitations................................................................   11
  Portfolio Turnover..................................................................   12
Purchase and Redemption of Shares.....................................................   12
Exchange Privileges...................................................................   14
Dividends.............................................................................   15
Federal Taxation......................................................................   15
Service Arrangements..................................................................   17
  The Advisor.........................................................................   17
  Administrator.......................................................................   18
  The Transfer Agent..................................................................   18
  Shareholder Service Plan............................................................   18
  Distributor.........................................................................   19
  Banking Laws........................................................................   19
  Custodian...........................................................................   19
General Information...................................................................   19
  Description of HighMark & Its Shares................................................   19
  Performance Information.............................................................   20
  Miscellaneous.......................................................................   21
Description of Permitted Investments..................................................   22

                            BALANCED FUND FEE TABLE

                                                                                                      BALANCED FUND
                                                                                                        FIDUCIARY
                                                                                                         SHARES
                                                                                                      -------------
SHAREHOLDER TRANSACTION EXPENSES(A)
  Maximum Sales Load Imposed on Purchases (as a percentage of offering price).......................         0%
  Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering price)............         0%
  Deferred Sales Load (as a percentage of original purchase price or redemption proceeds, as                 0%
    applicable).....................................................................................
  Redemption Fees (as a percentage of amount redeemed, if applicable)(b)............................         0%
  Exchange Fee(a)...................................................................................      $   0
ANNUAL OPERATING EXPENSES
  (as a percentage of net assets)
  Management Fees...................................................................................      0.60%
  12b-1 Fees........................................................................................      0.00%
  Other Expenses (after voluntary reduction)(c).....................................................      0.30%
                                                                                                       --------
  Total Fund Operating Expenses(d)..................................................................      0.90%
                                                                                                       ========

  EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period.

                                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                 ------   -------   -------   --------
Balanced Fund Fiduciary Shares..................................   $9       $29       $50       $111

  The purpose of the table above is to assist an investor in the Balanced Fund in understanding the various costs and expenses that a Shareholder will bear directly or indirectly. For a more complete discussion of the Fund's annual operating expenses, see SERVICE ARRANGEMENTS below. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
---------------

(a) Certain entities (including Union Bank of California and its affiliates) making investments in the Balanced Fund on behalf of their customers may charge customers fees for services provided in connection with the investment in, redemption of, and exchange of Shares. (See PURCHASE AND REDEMPTION OF SHARES, EXCHANGE PRIVILEGES, and SERVICE ARRANGEMENTS-- below.)

(b) A wire redemption charge is deducted from the amount of a wire redemption payment made at the request of a Shareholder. (See PURCHASE AND REDEMPTION OF SHARES below.)

(c) Absent voluntary fee waivers, OTHER EXPENSES would be 0.48% for the Fiduciary Shares of the Balanced Fund.

(d) Absent voluntary fee waivers, TOTAL FUND OPERATING EXPENSES would be 1.08% for the Fiduciary Shares of the Balanced Fund.

                              FINANCIAL HIGHLIGHTS

  The table below sets forth certain financial information with respect to the Fiduciary Shares of the Balanced Fund. Financial highlights for the Fund for the period ended July 31, 1996 have been derived from financial statements audited by Deloitte & Touche LLP, independent auditors for HighMark, whose report thereon is included in the Statement of Additional Information. Prior to the fiscal year ended July 31, 1996, Coopers & Lybrand L.L.P. served as independent accountants for HighMark.

  Prior to June 20, 1994, the Balanced Fund offered a single class of Shares (now designated Fiduciary Shares) throughout the periods shown.

                                 BALANCED FUND

                                                                                     NOV. 14,
                                                                                      1993 TO
                                                        YEAR ENDED JULY 31,          JULY 31,
                                                     -------------------------       ---------
                                                       1996            1995           1994(A)
                                                     FIDUCIARY       FIDUCIARY       FIDUCIARY
                                                     ---------       ---------       ---------
Net Asset Value,
  Beginning of Period..............................   $ 10.85         $  9.76         $ 10.00
                                                      -------         -------         -------
Investment Activities
  Net investment income............................      0.40            0.39            0.26
  Net realized and unrealized gains (losses) on
     investments...................................      0.79            1.09           (0.24)
                                                      -------         -------         -------
     Total from Investment Activities..............      1.19            1.48            0.02
                                                      -------         -------         -------
Distributions
  Net investment income............................     (0.40)          (0.39)          (0.26)
                                                      -------         -------         -------
Net Asset Value, End of Period.....................   $ 11.64         $ 10.85         $  9.76
                                                      =======         =======         =======
Total Return.......................................     11.06%          15.62%          (0.26)%(d)
Ratios/Supplementary Data:
Net Assets at end of period (000)..................   $39,502         $29,961         $25,851
Ratio of expenses to average net assets............      0.94%           0.89%           0.87%(b)
Ratio of net investment income to average net
  assets...........................................      3.49%           3.93%           3.77%(b)
Ratio of expenses to average net assets*...........      1.78%           1.80%           1.79%(b)
Ratio of net investment income to average net
  assets*..........................................      2.65%           3.02%           2.85%(b)
Portfolio turnover (c).............................     12.84%          20.70%          44.14%

---------
(a) Period from commencement of operations. On June 20, 1994, the Balanced Fund commenced offering Investor Shares (now called "Retail Shares") and designated existing shares as Fiduciary Shares.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Not annualized.

FUND
DESCRIPTION             HighMark Funds ("HighMark") is an open-end, diversified,
                      registered investment company that currently offers units of beneficial interest ("Shares") in sixteen separate investment portfolios ("Funds"). All of the Funds are advised by Pacific Alliance Capital Management (the "Advisor"), a division of Union Bank of California, N.A. Shareholders may purchase Shares of selected Funds through two separate classes (the "Retail" and "Fiduciary" classes). These classes may have different sales charges and other expenses, which may affect performance. Information regarding HighMark's other Funds and other classes is contained in separate prospectuses that may be obtained from HighMark's Distributor, SEI Financial Services Company, at Oaks, Pennsylvania 19456, or by calling 1-800-433-6884.

                        For information concerning those investors who qualify
                      to purchase Fiduciary Shares, see PURCHASE AND REDEMPTION OF SHARES below. (Fiduciary Shares may be hereinafter referred to as "Shares.")

INVESTMENT
OBJECTIVE               The Balanced Fund seeks capital appreciation and income.
                      Conservation of capital is a secondary consideration.

                        The investment objective and certain of the investment
                      limitations of the Balanced Fund may not be changed without a vote of the holders of a majority of the outstanding Shares of the Fund (as defined under GENERAL INFORMATION--Miscellaneous below). There can be no assurance that the Fund will achieve its investment objective.

INVESTMENT
POLICIES                The Balanced Fund may invest in any type or class of
                      security. Under normal market conditions, the Balanced Fund will invest between 50% and 70% of its total assets in equity securities. Senior fixed-income securities will normally constitute at least 25% of the Balanced Fund's net assets.

                        Equity securities include common stocks, warrants to
                      purchase common stocks, American Depositary Receipts ("ADRs"), preferred stocks, securities (including debt securities) convertible into or exercisable for common stocks and Standard & Poor's Depositary Receipts ("SPDRs"). The Balanced Fund's fixed-income investments consist of bonds, debentures, notes, zero-coupon securities, all forms of mortgage-related securities (including collateralized mortgage obligations), and obligations issued or guaranteed by the U.S. or foreign Governments or their agencies or instrumentalities. Privately issued mortgage-backed securities must be rated in one of the top two categories by at least one NRSRO as defined below. In addition to mortgage-backed securities, the Balanced Fund may invest in other asset-backed securities including, but not limited to, those backed by company receivables, truck and auto loans, leases, and credit card or other receivables.

                        The Balanced Fund may invest in bonds, notes and
                      debentures of any maturity issued by U.S. and foreign corporate and governmental issuers. The Balanced Fund will invest only in corporate fixed-income securities that are rated at the time of purchase as investment grade by a nationally recognized statistical rating organization ("NRSRO") (e.g., at least Baa from Moody's Investors Service, Inc. ("Moody's") or BBB from Standard & Poor's Corporation ("S&P")) or, if unrated, which the Advisor deems to be attractive opportunities and of comparable quality. For a description of the rating symbols of the NRSROs utilized by the Advisor, see the Appendix to the Statement of Additional Information.

                        In the event that a security owned by the Fund is
                      downgraded below the stated rating categories, the Advisor will take appropriate action with regard to that security.

                        The portions of the Balanced Fund's assets invested in
                      equity securities and fixed-income securities will vary from time to time within the stated ranges, depending upon the Advisor's assessment of business, economic and market conditions. The Advisor considers a combination of risk, capital appreciation, income, and protection of capital value.

GENERAL               Money Market Instruments
                        Under normal market conditions, the Balanced Fund may
                      invest up to 35% of its total assets in money market instruments. When market conditions indicate a temporary
                      "defensive" investment strategy as determined by the Advisor, the Fund may invest more than 35% of its total assets in money market instruments. The Fund will not be pursuing its investment objective to the extent that a substantial portion of its assets are invested in money market instruments.

                      Illiquid and Restricted Securities
                        The Balanced Fund shall limit investment in illiquid
                      securities to 15% or less of its net assets. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. The absence of a trading market can make it difficult to ascertain the market value of illiquid securities. The Fund may purchase restricted securities which have not been registered under the Securities Act of 1933 (e.g., Rule 144A Securities and
                      Section 4(2) commercial paper) subject to policies approved by the Board of Trustees. See INVESTMENT RESTRICTIONS in the Statement of Additional Information.

                      Lending of Portfolio Securities
                        In order to generate additional income, the Fund may
                      lend its portfolio securities to broker-dealers, banks or other institutions. The Fund may lend portfolio securities in an amount representing up to 33 1/3% of the value of the Fund's total assets.

                      Other Investments
                        The Fund may enter into repurchase agreements and
                      reverse repurchase agreements.

                        The Balanced Fund may enter into forward commitments or
                      purchase securities on a "when-issued" basis. The Balanced Fund expects that commitments by it to enter into forward commitments or purchase when-issued securities will not exceed 25% of the value of the Fund's total assets under normal market conditions. The Fund does not intend to purchase when-issued securities or forward commitments for speculative or leveraging purposes but only for the purpose of acquiring portfolio securities.

                        The Fund may also invest in money market instruments,
                      money market funds, and in cash, and may invest in other registered investment companies with similar investment objectives.

                        The Balanced Fund may invest up to 5% of its total
                      assets in the shares of any one registered investment company, but may not own more than 3% of the securities of any one registered investment company or invest more than 10% of its assets in the securities of other registered investment companies. In accordance with an exemptive order issued to HighMark by the SEC, such other registered investment company securities may include shares of a money market fund of HighMark, and may include registered investment companies for which the Advisor or Sub-Advisor to a Fund of HighMark, or an affiliate of such Advisor or Sub-Advisor, serves as investment advisor, administrator or distributor. Because other registered investment companies employ an investment advisor, such investment by a Fund may cause Shareholders to bear duplicative fees. The Advisor will waive its fees attributable to the assets of the investing Fund invested in a money market fund of HighMark, and, to the extent required by applicable law, the Advisor will waive its fees attributable to the assets of the Fund invested in any investment company. Some Funds are subject to additional restrictions on investment in other investment companies. See "INVESTMENT RESTRICTIONS" in the Statement of Additional Information.

                        The Balanced Fund may write covered calls on its equity
                      securities and enter into closing transactions with respect to covered call options.

                        The Fund may also buy and sell options, futures
                      contracts and options on futures. The Fund may enter into futures contracts and options on futures only to the extent that obligations under such contracts or transactions, together with options on securities, represent not more than 25% of the Fund's assets. The aggregate value of options on securities (long puts and calls) will not exceed 10% of the Fund's net assets at the time such options are purchased by the Fund.

                        The Fund may purchase options in stock indices to invest
                      cash on an interim basis. The aggregate premium paid on all options on stock indices cannot exceed 20% of the Fund's total assets.

                        All of the common stocks in which the Balanced Fund
                      invests (including foreign securities in the form of ADRs but not including Rule 144A Securities) are traded on registered exchanges or in the over-the-counter market.

                        For further information, see "DESCRIPTION OF PERMITTED
                      INVESTMENTS."

                      Risk Factors
                        Like any investment program, investment in the Balanced
                      Fund entails certain risks. As with a fund investing primarily in equity securities, the Balanced Fund is subject to the risk that prices of equity securities, or certain types of equity securities in which the Fund invests, in general will decline over short or even extended periods. Since the Fund's shares will fluctuate in value, the Fund may be more suitable for long-term investors who can bear the risk of short-term fluctuations. In addition, the market value of fixed-income securities bears an inverse relationship to changes in market interest rates, which may affect the net asset value of Shares. The longer the remaining maturity of a security, the greater is the effect of interest rate changes on its market value. Generally, because of their fixed-income features, convertible securities will fluctuate in value to a lesser degree than the common stocks into which they are convertible. Changes in the value of a Fund's fixed-income securities will not affect cash income received from ownership of such securities, but will affect a Fund's net asset value.

                        Because the Balanced Fund also invests in debt
                      securities, investors in the Balanced Fund are also exposed to credit risk, which relates to the ability of an issuer to make payments of principal and interest, and market risk, which relates to changes in a security's value as a result of interest rate changes generally. An increase in interest rates will generally reduce the value of the investments in the Balanced Fund and a decline in interest rates will generally increase the value of those investments. Accordingly, the net asset value of the Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio. Therefore, an investment in the Fund may decline in value, resulting in a loss of principal. Because interest rates vary, it is impossible to predict the income or yield of the Fund for any particular period. While debt securities normally fluctuate less in price than equity securities, there have been extended periods of cyclical increases in interest rates that have caused significant declines in debt securities prices. Certain fixed-income securities which may be purchased by the

                      Balanced Fund such as zero-coupon obligations, mortgage-backed and asset-backed securities, and collateralized mortgage obligations ("CMOs") will have greater price volatility then other fixed-income obligations. Because declining interest rates may lead to prepayment of underlying mortgages, automobile sales contracts or credit card receivables, the prices of mortgage-related and asset-backed securities may not rise with a decline in interest rates. Mortgage-backed and asset-backed securities and CMOs are extremely sensitive to the rate of principal prepayment. Similarly, callable corporate bonds also present risk of prepayment. During periods of falling interest rates, securities that can be called or prepaid may decline in value relative to similar securities that are not subject to call or prepayment.

                        Depending upon prevailing market conditions, the
                      Balanced Fund may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the Advisor will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity, and yield to maturity. From time to time, the equity and debt markets may fluctuate independently of one another. In other words, a decline in equity markets may in certain instances be offset by a rise in debt markets, or vice versa. As a result, the Balanced Fund, with its balance of equity and debt investments, may entail less investment risk (and a potentially smaller investment return) than a mutual fund investing primarily in equity securities.

                        As described above, the Balanced Fund may invest in debt
                      securities within the four highest rating categories assigned by a NRSRO and comparable unrated securities. Securities rated BBB by S&P or Baa by Moody's are considered investment grade, but are deemed by these rating services to have some speculative characteristics, and adverse economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade bonds. Should subsequent events cause the rating of a debt security purchased by the Balanced Fund to fall below the fourth highest rating category, the Advisor will consider such an event in determining whether the Balanced Fund should continue to hold that security. In no event, however, would the Balanced Fund be required to liquidate any such portfolio security where the Balanced Fund would suffer a loss on the sale of such security.

                        The Balanced Fund may invest in convertible securities,
                      which include corporate bonds, notes or preferred stocks that can be converted into common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into common stock, their values will normally vary in some proportion with those of the underlying common stock. Convertible securities usually provide a higher yield than the underlying common stock, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying common stock. The value of convertible securities that pay dividends or interest, like the value of all fixed-income securities, generally fluctuates inversely with changes in interest rates. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price. The Balanced Fund will not purchase any convertible debt security or convertible preferred stock unless it has been rated as investment grade at the time of acquisition by a NRSRO or that is not rated but is determined to be of comparable quality by the Advisor.

                        The Balanced Fund may invest in securities issued or
                      guaranteed by foreign corporations or foreign governments, their political subdivisions, agencies or instrumentalities and obligations of supranational entities such as the World Bank and the Asian Development Bank. Any investments in these securities will be in accordance with the Fund's investment objective and policies, and are subject to special risks, such as adverse political and economic developments, possible seizure, nationalization or expropriation of foreign investments, less stringent disclosure requirements, changes in foreign currency exchange rates, increased costs associated with the conversion of foreign currency into U.S. dollars, the possible establishment of exchange controls or taxation at the source or the adoption of other foreign governmental restrictions. To the extent that the Fund may invest in securities of foreign issuers that are not traded on any exchange, there is a further risk that these securities may not be readily marketable. The Balanced Fund will not hold foreign currency for investment purposes.

INVESTMENT
LIMITATIONS             The Balanced Fund may not:

                        1) Purchase securities of any one issuer, other than
                      obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, if, immediately after the purchase, more than 5% of the value of the Fund's total assets would be invested in the issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the issuer's outstanding voting securities (except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations);

                        2) Purchase any securities that would cause more than
                      25% of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the

                      U.S. or foreign governments or their agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry);

                        3) Make loans, except that the Fund may purchase or hold
                      debt instruments, lend portfolio securities, and enter into repurchase agreements in accordance with its investment objective and policies.

                        The foregoing percentages will apply at the time of the
                      purchase of a security. The investment limitations listed above are fundamental policies the substance of which may not be changed without a vote of a majority of the outstanding Shares of the Fund. Additional fundamental and non-fundamental investment limitations are set forth in the Statement of Additional Information.

                      Portfolio Turnover
                        The Fund's portfolio turnover rate will not be a factor
                      preventing a sale or purchase when the Advisor believes investment considerations warrant. The Fund's portfolio turnover rate may vary greatly from year to year as well as within a particular year. High portfolio turnover rates generally will result in correspondingly higher brokerage and other transactions costs to the Fund and could involve the realization of capital gains that would be taxable when distributed to Shareholders of the Fund. See FEDERAL TAXATION.

PURCHASE AND
REDEMPTION
OF SHARES               As noted above, the Fund is divided into two classes of
                      Shares, Retail and Fiduciary. Fiduciary Shares may be purchased at net asset value. Only the following investors qualify to purchase the Balanced Fund's Fiduciary Shares:
                      (i) fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank of California, N.A. or its affiliates; (ii) SelectIRA accounts established with The Bank of California, N.A. and invested in any of HighMark's Equity or Income Funds prior to June 20, 1994, which have remained continuously open thereafter and which are not considered to be fiduciary accounts;
                      (iii) Shareholders who currently own Shares of HighMark's Equity or Income Funds that were purchased prior to June 20, 1994 within an account registered in their name with the Funds. For a description of investors who qualify to purchase Retail Shares, see the Retail Shares prospectus of the Balanced Fund; and (iv) present and retired directors, officers and employees (and their spouses and children under the age of 21 of Union Bank of California, N.A., HighMark's current or former distributors or their respective affiliated companies who cur-rently own Shares of HighMark Funds which were purchased before April 30, 1997.

                        Purchases and redemptions of Shares of the Balanced Fund
                      may be made on days on which both the New York Stock Exchange and Federal Reserve wire system are open for business ("Business Days"). The minimum initial investment is generally $1,000 and the minimum subsequent investment is generally only $100. For present and retired directors, officers, and employees (and their spouses and children under the age of 21) of Union Bank of California, SEI Financial Services Company and their affiliates, the minimum initial investment is $250 and the minimum subsequent investment is $50. The Fund's initial and subsequent minimum purchase amounts may be waived if purchases are made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans, or 401(k) or similar plans. However, the minimum investment may be waived in the Distributor's discretion. Shareholders may place orders by telephone.

                        Purchase orders will be effective if the Distributor
                      receives an order before 1:00 p.m., Pacific time (4:00 p.m., Eastern time) and the custodian receives Federal funds before the close of business on the next Business Day. The purchase price of Shares of a Fund is the net asset value next determined after a purchase order is received and accepted by HighMark. The net asset value per Share of a Fund is determined by dividing the total market value of a Fund's investments and other assets, less any liabilities, by the total number of out-standing Shares of a Fund. Net asset value per share is determined daily as of 1:00 p.m., Pacific time (4:00 p.m., Eastern time) on any Business Day. Purchases will be made in full and fractional shares of HighMark calculated to three decimal places. HighMark reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of HighMark and/or its Shareholders to accept such order.

                        Shares of the Balanced Fund are offered only to
                      residents of states in which the shares are eligible for purchase.

                        Shareholders who desire to redeem shares of HighMark
                      must place their redemption orders prior to 1:00 p.m., Pacific time (4:00 p.m., Eastern time), on any Business Day for the order to be accepted on that Business Day. The redemption price is the net asset value of the Fund next determined after receipt by the Distributor of the redemption order. Payment on redemption will be made as promptly as possible and, in any event, within seven calendar days after the redemption order is received. The Fund reserves the right to make payment for redemptions in securities rather than cash.

                        Neither HighMark's transfer agent nor HighMark will be
                      responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. HighMark and its transfer agent will each employ reasonable procedures to confirm that telephone instructions are genuine. Such procedures may include taping of telephone conversations. If market conditions are extraordinarily active or other extraordinary circumstances exist, and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means.

EXCHANGE
PRIVILEGES              As indicated under GENERAL INFORMATION--Description of
                      HighMark & Its Shares, certain of HighMark's Funds issue two classes of Shares (Retail Shares and Fiduciary Shares); as of the date of this Prospectus, the Distribution Plan and distribution fee payable thereunder are applicable only to such Fund's Retail Shares. A Shareholder's eligibility to exchange into a particular class of Shares will be determined at the time of the exchange. The Shareholder must supply, at the time of the exchange, the necessary information to permit confirmation of qualification.

                        Each Fund's Shares may be exchanged for Shares of the
                      class of the various other Funds of HighMark which the Shareholder qualifies to purchase directly so long as the Shareholder maintains the applicable minimum account balance in each Fund in which he or she owns Shares and satisfies the minimum initial and subsequent purchase amounts of the Fund into which the Shares are exchanged. Shareholders may exchange their Fiduciary Shares for Fiduciary Shares of another Fund on the basis of the relative net asset value of the Fiduciary Shares exchanged. Shareholders may also exchange Fiduciary Shares of a Fund for Retail Shares of another Fund. Under such circumstances, the cost of the acquired Retail Shares will be the net asset value per share plus the appropriate sales load.

                        Exchanges will be made on the basis of the relative net
                      asset values of the Shares exchanged plus any applicable sales charge. Exchanges are subject to the terms and conditions stated herein and the terms and conditions stated in the respective prospectuses of the Funds.

                        Certain entities (including participating organizations
                      and Union Bank of California and its affiliates), however, may charge customers a fee with respect to exchanges made on the customer's behalf. Information about these charges, if any, can be obtained by the entity effecting the exchange and this Prospectus should be read in conjunction with that information.

                        A Shareholder wishing to exchange Shares in the Balanced
                      Fund may do so by contacting the transfer agent at 1-800-433-6884. Exchanges will be effected on any Business Day at the net asset value of the Funds involved in the exchange next determined after the exchange request is received by the transfer agent.

                        An exchange is considered to be a sale of Shares for
                      federal income tax purposes on which a Shareholder may realize a capital gain or loss. Exchange privileges may be exercised only in those states where Shares of such other Funds of HighMark may legally be sold. HighMark may materially amend or terminate the exchange privileges described herein upon sixty days' notice.

DIVIDENDS               The net income of the Balanced Fund is declared and paid
                      monthly as a dividend to Shareholders of record at the close of business on the day of declaration. Net realized capital gains are distributed at least annually to Shareholders of record.

                        Shareholders will automatically receive all income
                      dividends and capital gains distributions in additional full and fractional Shares of the Fund at net asset value as of the date of declaration (which is also the ex-dividend date), unless the Shareholder elects to receive such dividends or distributions in cash. Shareholders wishing to receive their dividends in cash (or wishing to revoke a previously made election) must notify the transfer agent at P.O. Box 8416, Boston, MA 02266-8416, and such election (or revocation thereof) will become effective with respect to dividends and distributions having record dates after notice has been received. Dividends paid in additional Shares receive the same tax treatment as dividends paid in cash.

FEDERAL
TAXATION                The Balanced Fund intends to qualify for treatment as a
                      "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and to distribute substantially all of its net investment income and net realized capital gains so that the Fund is not required to pay federal taxes on these amounts.

                        Distributions of ordinary income and/or an excess of net
                      short-term capital gain over net long-term capital loss are treated for federal income tax purposes as ordinary income to Shareholders. The 70 percent dividends received deduction for corporations generally will apply to these distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction when received by the Fund if the Fund were a regular corporation, and to the extent designated by the Fund as so qualifying. Distributions by the Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to Shareholders as long-term capital gain in the year with respect to which it is received, regardless of how long the Shareholder has held Shares of the Fund. Such distributions are not eligible for the dividends received deduction. If a Shareholder disposes of Shares in the Fund at a loss before holding such Shares for longer than six months, such loss will be treated as a long-term capital loss to the extent the Shareholder has received long-term capital gain dividends on the Shares.

                        Prior to purchasing Shares of the Balanced Fund, the
                      impact of dividends or capital gain distributions that are expected to be declared or have been declared, but not paid, should be carefully considered. Dividends or capital gain distributions received after a purchase of Shares are subject to federal income taxes, although in some circumstances, the dividends or distributions may be, as an economic matter, a return of capital to the Shareholder. A Shareholder should consult his or her advisor for specific advice about the tax consequences to the Shareholder of investing in the Fund.

                        Fund investments in foreign securities may be subject to
                      withholding taxes at the source on dividend or interest payments. In that case, the Fund's yield on those securities would be decreased. The Fund does not expect to be eligible to elect to permit shareholders to claim a credit or deduction on their income tax return for their pro rata share of such taxes.

                        Fund transactions in foreign currencies and hedging
                      activities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in value of the foreign currency concerned. In addition, such activities will likely produce a difference between book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for tax purposes.

                        Investment in an entity that qualifies as a "passive
                      foreign investment company" under the Code could subject the Fund to a U.S. federal income tax or other charge on certain "excess distributions" received with respect to the investment, and on the proceeds from disposition of the investment.

                        Additional information regarding federal taxes is
                      contained in the Statement of Additional Information. However, the foregoing and the material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting the Fund and its Shareholders. In addition, the foregoing discussion and the federal tax information in the Statement of Additional Information are based on tax laws and regulations which are in effect as of the date of this Prospectus; these laws and regulations may subsequently change, and such changes could be retroactive.

                        Shareholders will be advised at least annually as to the
                      federal income tax status of distributions made during the year.

SERVICE
ARRANGEMENTS          The Advisor
                        Pacific Alliance Capital Management, a division of Union
                      Bank of California, N.A. serves as the Balanced Fund's investment advisor. Subject to the general supervision of HighMark's Board of Trustees, the Advisor manages the Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of the Fund's investment securities, and maintains the Fund's records relating to such purchases and sales.

                        For the expenses assumed and services provided by the
                      Advisor as the Fund's investment advisor, Union Bank of California receives a fee from the Balanced Fund, computed daily and paid monthly, at the annual rate of sixty one-hundredths of one percent (.60%) of the Fund's average daily net assets. This fee may be higher than the advisory fee paid by most mutual funds, although the Board of Trustees believes it will be comparable to advisory fees paid by many funds having similar objectives and policies. Union Bank of California may from time to time agree to voluntarily reduce its advisory fee, however, it is not currently doing so. While there can be no assurance that Union Bank of California will choose to make such an agreement, any voluntary reductions in Union Bank of California's advisory fee will lower the Fund's expenses, and thus increase the Fund's yield and total return, during the period such voluntary reductions are in effect. During HighMark's fiscal year ended July 31, 1996, Union Bank of California received investment advisory fees from the Balanced Fund aggregating 0.54% of the Fund's average daily net assets.

                        On April 1, 1996, the Bank of California, N.A.,
                      HighMark's then investment advisor, combined with Union Bank and the resulting bank changed its name to Union Bank of California, N.A. At the same time, the banks' investment management divisions were combined. Each of Union Bank and The Bank of California, N.A. (or their predecessor banks) has been in banking since the early 1900's and, historically, each has had significant investment functions within its trust and investment division. UnionBanCal Corporation, the parent of Union Bank of California, N.A., is a publicly held corporation, but is principally held by The Bank of Tokyo-Mitsubishi, Ltd. As of September 30, 1996, Union Bank of California and its subsidiaries had approximately $28.7 billion in commercial assets. Pacific Alliance Capital Management is a division of Union Bank of California's Trust and Investment Management Group which, as of June 30, 1996, had approximately $13.4 billion of assets under management. The Advisor, with a team of approximately 45 stock and bond research analysts, portfolio managers and traders, has been providing investment management services to individuals, institutions and large corporations since 1917.

                        All investment decisions for the Balanced Fund are made
                      by a team of investment professionals, all of whom take an active part in the decision making process. The team leader for the Balanced Fund is Carl J. Colombo. Mr. Colombo is a Vice-President of the Advisor, and has served as team leader for the Stepstone Balanced and Growth Equity Funds. Mr. Colombo has been with the Advisor and its predecessor, Union Bank, since 1985.

                      Administrator
                        SEI Fund Resources (the "Administrator") and HighMark
                      are parties to an administration agreement (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator provides HighMark with certain management services, including all necessary office space, equipment, personnel, and facilities.

                        The Administrator is entitled to a fee, which is
                      calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of the Funds. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of a Fund's Fiduciary Shares. Any such waiver is voluntary and may be terminated at any time in the Administrator's sole discretion. Currently, the Administrator has agreed to waive its fee to the rate of .18% of the average daily net assets of the Funds.

                        Pursuant to a separate agreement with the Administrator,
                      Union Bank of California, N.A. performs sub-administration services on behalf of the Fund, for which it receives a fee paid by the Administrator at the annual rate of up to 0.05% of the average daily net assets of the Fund. Union Bank of California has voluntarily agreed to reduce this fee to 0.03%, but reserves the right to terminate its waiver at any time in its sole discretion. A description of the services performed by Union Bank of California pursuant to this Agreement is contained in the Statement of Additional Information.

                      The Transfer Agent
                        State Street Bank and Trust Company serves as the
                      transfer agent, dividend disbursing agent, and as a shareholder servicing agent for the Fiduciary Shares of HighMark, for which services it receives a fee.

                      Shareholder Service Plan
                        To support the provision of Shareholder services to both
                      classes of Shares, HighMark has adopted a Shareholder Service Plan. A description of the services performed by service providers pursuant to the Shareholder Service Plan is contained in the Statement of Additional Information. In consideration of services provided by any service provider, which may include Union Bank of California, N.A., Bank of Tokyo-Mitsubishi, Ltd., or their respective affiliates, the Fund may pay a fee at the rate of up to 0.25% of its average daily net assets to such service provider. The service provider may waive such fees at any time. Any such waiver is voluntary and may be terminated at any time. Currently, such fees are being waived to the rate of 0.09% of average daily net assets.

                      Distributor
                        SEI Financial Services Company (the "Distributor") and
                      HighMark are parties to a distribution agreement ("Distribution Agreement"). The Distribution Agreement is renewable annually and may be terminated by the Distributor, by a majority vote of the Disinterested Trustees or by a majority vote of the outstanding securities of HighMark upon not more than 60 days written notice by either party, or upon assignment by the Distributor. Fiduciary Shares are not subject to HighMark's Distribution Plan or a distribution fee.

                      Banking Laws
                        Union Bank of California believes that it may perform
                      the services for the Fund contemplated by its investment advisory agreement with HighMark without a violation of applicable banking laws and regulations. Union Bank of California also believes that it may perform sub-administration and sub-accounting services on behalf of the Fund without a violation of applicable banking laws and regulations. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could change the manner in which Union Bank of California or the Advisor could continue to perform such services for the Fund. For a further discussion of applicable banking laws and regulations, see the Statement of Additional Information.

                      Custodian
                        Union Bank of California also serves as the custodian
                      and as a shareholder servicing agent for the Balanced Fund. The Custodian holds cash, securities and other assets of HighMark as required by the 1940 Act.

                        Services performed by Union Bank of California, as the
                      Fund's shareholder servicing agent and custodian, as well as the basis of remuneration for such services, are described in the Statement of Additional Information.

GENERAL
INFORMATION           Description of HighMark & Its Shares
                        HighMark was organized as a Massachusetts business trust
                      on March 10, 1987, and consists of sixteen series of Shares open for investment representing units of beneficial interest in HighMark's Growth Fund, Income
                      Equity Fund, Balanced Fund, Value Momentum Fund, Blue Chip
                      Growth Fund, Emerging Growth Fund, International Equity
                      Fund, Bond Fund, Intermediate-Term Bond Fund, Government
                      Securities Fund, Convertible Securities Fund, California
                      Intermediate Tax-Free Bond Fund, Diversified Money Market
                      Fund, U.S. Government

                      Obligations Money Market Fund, 100% U.S. Treasury Obligations Money Market Fund, and California Tax-Free Money Market Fund. As of the date hereof, no Shares of the Value Momentum Fund, the Blue Chip Growth Fund, the Emerging Growth Fund, the International Equity Fund, the Intermediate-Term Bond Fund, the Convertible Securities Fund, the Government Securities Fund and the California Intermediate Tax-Free Bond Fund had been offered for sale in HighMark Funds. Shares of each Fund are freely transferable, are entitled to distributions from the assets of the Fund as declared by the Board of Trustees, and, if HighMark were liquidated, would receive a pro rata share of the net assets attributable to that Fund. Shares are without par value.

                        As noted above, pursuant to a Multiple Class Plan on
                      file with the Securities and Exchange Commission permitting the issuance and sale of two classes of Shares in selected Funds, Shares of such Funds have been divided into two classes, designated Retail Shares and Fiduciary Shares. For information regarding the Retail Shares of the Balanced Fund, interested persons may contact the Distributor for a prospectus at 1-800-433-6884.

                        HighMark believes that as of November 22, 1996, Union
                      Bank of California (475 Sansome Street, Post Office Box 45000, San Francisco, CA 94104) was the Shareholder of record of 97.91% of the Fiduciary Shares of the Balanced Fund.

                      Performance Information
                        From time to time, HighMark may advertise the aggregate
                      total return, average annual total return, yield and distribution rate with respect to the Fiduciary Shares of the Balanced Fund. Performance information is computed separately for the Fund's Retail and Fiduciary Shares in accordance with the formulas described below.

                        The aggregate total return and average annual total
                      return of the Fund may be quoted for the life of the Fund and for ten-year, five-year, three-year and one-year periods, in each case through the most recent calendar quarter. Aggregate total return is determined by calculating the change in the value of a hypothetical $1,000 investment in the Fund over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The ending redeemable value includes dividends and capital gain distributions reinvested at net asset value. Average annual total return is calculated by annualizing the Fund's aggregate total return over the relevant number of years. The resulting percentage indicates the average positive or negative investment results that an investor in the Fund would have experienced on an annual basis from changes in Share price and reinvestment of dividends and capital gain distributions.

                        The yield of the Fund is determined by annualizing the
                      net investment income per Share of the Fund during a specified thirty-day period and dividing that amount by the per Share public offering price of the Fund on the last day of the period.

                        The distribution rate of the Fund is determined by
                      dividing the income and capital gains distributions, or where indicated the income distributions alone, on a Share of the Fund over a twelve-month period by the per Share public offering price of the Fund on the last day of the period.

                        Each Fund may periodically compare its performance to
                      the performance of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical); financial and business publications and periodicals; broad groups of comparable mutual funds; unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or other investment alternatives. Certain Funds may advertise performance that includes results from periods in which the Fund's assets were managed in a non-registered predecessor vehicle.

                        All performance information presented for the Fund is
                      based on past performance and does not predict future performance.

                      Miscellaneous
                        Shareholders will be sent unaudited semi-annual reports
                      and annual reports audited by independent public accountants.

                        Shareholders are entitled to one vote for each Share
                      held in a Fund as determined on the record date for any action requiring a vote by the Shareholders, and a proportionate fractional vote for each fractional Share held. Shareholders of HighMark will vote in the aggregate and not by series or class except (i) as otherwise expressly required by law or when HighMark's Board of Trustees determines that the matter to be voted upon affects only the interests of the Shareholders of a particular series or particular class, and (ii) only Retail Shares will be entitled to vote on matters submitted to a Shareholder vote relating to the Distribution Plan. HighMark is not required to hold regular annual meetings of Shareholders, but may hold special meetings from time to time.

                        HighMark's Trustees are elected by Shareholders, except
                      that vacancies may be filled by vote of the Board of Trustees. Trustees may be removed by the Board of Trustees, or by Shareholders at a meeting called for such purpose. For information about how Shareholders may call such a meeting and communicate with other Shareholders for that purpose, see ADDITIONAL INFORMATION--Miscellaneous in the Statement of Additional Information.

                        Inquiries may be directed in writing to SEI Financial
                      Services Company, Oaks, Pennsylvania 19456, or by calling toll free 1-800-433-6884.

DESCRIPTION OF
PERMITTED
INVESTMENTS             The following is a description of permitted investments
                      for the HighMark Balanced Fund.

                        AMERICAN DEPOSITARY RECEIPTS (ADRs) -- ADRs are receipts
                      typically issued by a U.S. financial institution that evidence ownership of underlying securities issued by a foreign issuer.

                        ASSET-BACKED SECURITIES (NON-MORTGAGE) -- Instruments
                      secured by company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. The purchase of non-mortgage assetbacked securities raises risk considerations peculiar to the financing of the instruments underlying such securities. Assetbacked securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities.

                        Like mortgages underlying mortgage-backed securities,
                      underlying automobile sales contracts or credit card receivables are subject to substantial prepayment risk, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary as much in response to changes in interest rates and the short-term nature of the underlying car loans or other receivables tend to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with their investment objectives and policies, the Fund may invest in other asset-backed securities that may be developed in the future.

                        BANKERS' ACCEPTANCES -- Bills of exchange or time drafts
                      drawn on and accepted by commercial banks. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

                        CERTIFICATES OF DEPOSIT -- Negotiable interest-bearing
                      instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

                        COMMERCIAL PAPER -- Unsecured short-term promissory
                      notes issued by corporations and other entities. Maturities on these issues vary from a few days to nine months. Purchase of such instruments involves a risk of default by the issuer.

                        CONVERTIBLE BONDS AND CONVERTIBLE PREFERRED
                      STOCK -- Convertible Bonds are bonds convertible into a set number of shares of another form of security (usually common stock) at a prestated price. Convertible bonds have characteristics similar to both fixed-income and equity securities. Convertible preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Convertible preferred stock is preferred stock exchangeable for a given number of common stock shares, and has characteristics similar to both fixed-income and equity securities. Because of the conversion feature, the market value of convertible bonds and convertible preferred stock tend to move together with the market value of the underlying stock. As a result, a Fund's selection of convertible bonds and convertible preferred stock is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible bonds and convertible preferred stock is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

                        DERIVATIVES -- Instruments whose value is derived from
                      an underlying contract, index or security, or any combination thereof, including futures, options (e.g., puts and calls), options on futures, swap agreements, and some mortgage-backed securities (CMOs, REMICs, IOs and POs). See elsewhere in this "DESCRIPTION OF PERMITTED INVESTMENTS" for discussions of these various instruments, and see "INVESTMENT OBJECTIVES" and "INVESTMENT POLICIES" for more information about any policies and limitations applicable to their use.

                        FUTURES AND OPTIONS ON FUTURES -- Some futures
                      strategies, including selling futures, buying puts and writing calls, reduce a Fund's exposure to price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. Futures and options may be combined with each other in order to adjust the risk and return characteristics of the overall portfolio.

                        Options and futures can be volatile instruments, and
                      involve certain risks that, if applied at an inappropriate time, could negatively impact a Fund's return.

                        INVESTMENT GRADE BONDS -- Interest-bearing or discounted
                      government or corporate securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity. Investment grade bonds are those rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other NRSROs, or, if not rated, determined to be of comparable quality by the Advisor.

                        MONEY MARKET INSTRUMENTS -- Short-term, debt instruments
                      or deposits and may include, for example, (i) commercial paper rated within the highest rating category by a NRSRO at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality; (ii) obligations (certificates of deposit, time deposits, bank master notes, and bankers' acceptances) of thrift institutions, savings and loans, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements at the time of investment;
                      (iii) short-term corporate obligations rated within the three highest rating categories by a NRSRO (e.g., at least A by S&P or A by Moody's) at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality; (iv) general obligations issued by the U.S. Government and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration); (v) receipts, including TRs, TIGRs and CATS; (vi) repurchase agreements involving such obligations; (vii) loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Fund may invest; (viii) money market funds and (ix) foreign commercial paper.

                        Certain of the obligations in which a Fund may invest
                      may be variable or floating rate instruments, may involve conditional or unconditional demand features and may include variable amount master demand notes.

                        MORTGAGE-BACKED SECURITIES -- Securities generally
                      issued or guaranteed by U.S. government agencies such as GNMA, FNMA, or FHLMC. GNMA mortgage-backed certificates are mortgage-backed securities of the modified pass-through type, which means that both interest and principal payments (including prepayments) are passed through monthly to the holder of the certificate. Each GNMA certificate evidences an interest in a specific pool of mortgage loans insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. FNMA, a federally-chartered and stockholder-owned corporation, issues pass-through certificates which are guaranteed as to payment of principal and interest by FNMA. FHLMC, a corporate instrumentality of the United States, issues participation certificates which represent an interest in mortgages held in FHLMC's portfolio. FHLMC guarantees the timely payment of interest and the ultimate collection of principal. Securities issued or guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States. There can be no assurance that the U.S. government would provide financial support to FNMA or FHLMC if necessary in the future.

                        Although payments on certain mortgage-related securities
                      may be guaranteed by a third party or otherwise similarly secured, the market value of such securities is not secured and may fluctuate significantly because of changes in interest rates and changes in prepayment levels. Thus, for example, if a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether due to changes in interest rates or prepayments of the underlying mortgage collateral. As with other interest-bearing securities, the prices of mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates the mortgages underlying the securities are prone to prepayment which results in amounts being available for reinvestment which are likely to be invested at a lower interest rate. For this and other reasons, the stated maturity of a mortgage-related security may be shortened by unscheduled prepayments on the underlying mortgages and, accordingly, it is not possible to predict accurately the security's return to a Fund. In addition, regular payments received on mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested. As a consequence, mortgage-related securities may be a less effective means of "locking in" interest rates than other types of debt securities having the same stated maturity, may have less potential for capital appreciation and may be considered riskier investments as a result.

                        Adjustable rate mortgage securities ("ARMS") are
                      pass-through certificates representing ownership interests in a pool of adjustable rate mortgages and the resulting cash flow from those mortgages. Unlike conventional debt securities, which provide for periodic (usually semi-annual) payments of interest and payments of principal at maturity or on specified call dates, ARMs provide for monthly payments based on a pro rata share of both periodic interest and principal payments and prepayments of principal on the underlying mortgage pool (less GNMA's, FNMA's, or FHLMC's fees and any applicable loan servicing fees).

                        Collateralized mortgage obligations ("CMOs") are bonds
                      generally issued by single purpose, stand-alone finance subsidiaries or trusts established by financial institutions, government agencies, investment banks, or other similar institutions, and collateralized by pools of mortgage loans. Payments of principal and interest on the collateral mortgages are used to pay debt service on the CMO. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. The principal and interest payment on the underlying mortgages may be allocated among the classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages would be applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

                        One or more classes of CMOs may have coupon rates that
                      reset periodically based on an index, such as the London Interbank Offered Rate ("LIBOR"). Each Fund may purchase fixed, adjustable, or "floating" rate CMOs that are collateralized by fixed rate or adjustable rate mortgages that are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government or are directly guaranteed as to payment of principal and interest by the issuer, which guarantee is collateralized by U.S. government securities or is collateralized by privately issued fixed rate or adjustable rate mortgages.

                        Securities such as zero-coupon obligations,
                      mortgage-backed and asset-backed securities, and collateralized mortgage obligations ("CMOs") will have greater price volatility then other fixed-income obligations. Because declining interest rates may lead to prepayment of underlying mortgages, automobile sales contracts or credit card receivables, the prices of mortgage-related and asset-backed securities may not rise with a decline in interest rates. Mortgage-backed and asset-backed securities and CMOs are extremely sensitive to the rate of principal prepayment. Similarly, callable corporate bonds also present risk of prepayment. During periods of falling interest rates, securities that can be called or prepaid may decline in value relative to similar securities that are not subject to call or prepayment.

                        Real Estate Mortgage Investment Conduits ("REMICs") are
                      private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

                        OPTIONS -- Under a call option, the purchaser of the
                      option has the right to purchase, and the writer (the
                      Fund) the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to purchase, the underlying security at the exercise price during the option period.

                        In addition, certain Funds may buy options on stock
                      indices to invest cash on an interim basis. Such options will be listed on a national securities exchange. In order to close out an option position, a Fund may enter into a "closing purchase transaction" -- the purchase of an option on the same security with the same exercise price and expiration date as the option contract previously written on any particular security. When the security is sold, a Fund effects a closing purchase transaction so as to close out any existing option on that security.

                        There are risks associated with such investments
                      including the following: (1) the success of a hedging strategy may depend on the ability of the Advisor or Sub-Advisor to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of securities held by a Fund and the price of options; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

                        RECEIPTS -- Interests in separately traded interest and
                      principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of such receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TR's"), "Treasury Investment Growth Receipts" ("TIGR's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TR's, TIGR's and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying securities. See also "FEDERAL TAXATION."

                        REPURCHASE AGREEMENTS -- Agreements whereby a Fund will
                      acquire securities from approved financial institutions or registered broker-dealers that agree to repurchase the securities at a mutually agreed-upon date and price. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value equal to 102% of the resale price stated in the agreement. Repurchase agreements involving government securities are not subject to a Fund's fundamental investment limitation on purchasing securities of any one issuer. If the seller defaults on its repurchase obligation or becomes insolvent, the Fund holding such obligations would suffer a loss to the extent that either the proceeds from a sale of the underlying portfolio securities were less than the repurchase price or the Fund's disposition of the securities was delayed pending court action. Securities subject to repurchase agreements will be held by a qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the "1940 Act").

                        REVERSE REPURCHASE AGREEMENTS -- A Fund may borrow funds
                      for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund's investment objective and fundamental investment restrictions; as a matter of non-fundamental policy, each Fund intends to limit such investments to no more than 10% of the value of its total assets. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high-quality debt securities consistent with the Fund's investment objective having a value equal to 102% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

                        RULE 144A SECURITIES -- Rule 144A Securities are
                      securities that have not been registered under the Securities Act of 1933, but which may be traded between certain qualified institutional investors, including investment companies. The absence of a secondary market may affect the value of the Rule 144A Securities. The Board of Trustees of HighMark has established guidelines and procedures to be utilized to determine the liquidity of such securities.

                        SECURITIES ISSUED ON A FORWARD COMMITMENT BASIS OR
                      WHEN-ISSUED SECURITIES -- Securities purchased for delivery beyond the normal settlement date at a stated price and yield and which thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. When a Fund agrees to purchase when-issued securities or enter into forward commitments, HighMark's custodian will be instructed to set aside cash or liquid portfolio securities equal to the amount of the commitment in a segregated account. A Fund will generally not pay for such securities and no income will accrue on the securities until they are received. These securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Therefore, the purchase of securities on a "when-issued" basis or forward commitments may increase the risk of fluctuations in a Fund's net asset value.

                        SECURITIES LENDING -- During the time portfolio
                      securities are on loan from a Fund, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by the Fund or the borrower at any time and, while a Fund will generally not have the right to vote securities on loan, it will terminate the loan and regain the right to vote if that is considered important with respect to the investment. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, a Fund will receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the lending agent, with oversight by the Advisor, and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund.

                        SECURITIES SUBJECT TO A PUT FEATURE -- A "put" feature
                      permits a Fund to sell a fixed income security at a fixed price prior to maturity. The underlying fixed income securities subject to a put may be sold at any time at the market rates. However, unless the put was an integral part of the fixed income security as originally issued, it may not be marketable or assignable. Generally, a premium is paid for a put feature or a put feature is purchased separately which results in a lower yield than would otherwise be available for the same fixed income securities.

                        STANDARD & POOR'S DEPOSITARY RECEIPTS (SPDRs) -- SPDRs
                      are interests in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that constitutes the S&P 500 Index. For further information regarding SPDRs, see the Statement of Additional Information.

                        TAX-EXEMPT COMMERCIAL PAPER -- Commercial paper, which
                      is commercial paper issued by governments and political subdivisions.

                        TIME DEPOSITS -- Non-negotiable receipts issued by U.S.
                      or foreign banks in exchange for the deposit of funds. Like certificates of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

                        U.S. GOVERNMENT AGENCY SECURITIES -- Certain Federal
                      agencies have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the U.S. Treasury. The issues of other agencies are supported only by the credit of the instrumentality (e.g., FNMA securities).

                        U.S. TREASURY OBLIGATIONS -- Bills, notes, and bonds
                      issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations known as Separately Traded Registered Interest and Principal Securities ("STRIPS") that are transferable through the Federal book-entry system.

                        U.S. Government Securities generally do not involve the
                      credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from otherwise comparable corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will in many cases not affect interest income on existing portfolio securities, but will be reflected in the Fund's net asset value. Because the magnitude of these fluctuations will generally be greater at times when a Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer-term securities.

                        VARIABLE AND FLOATING RATE INSTRUMENTS -- Obligations
                      that may carry variable or floating rates of interest, may involve conditional or unconditional demand features and may include variable amount master demand notes. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

                        WARRANTS -- Securities that entitle the holder to buy a
                      proportionate amount of common stock at a specified price for a limited or unlimited period of time. Warrants are often freely transferable and are traded on major stock exchanges.

                        YANKEE BONDS -- Dollar denominated securities issued by
                      foreign-domiciled issuers that obligate the issuer to pay the bondholder a specified sum of money, usually semiannually, and to repay the principal amount of the loan at maturity. Sovereign bonds are bonds issued by the governments of foreign countries. Supranational bonds are those issued by supranational entities, such as the World Bank and European Investment Bank. Canadian bonds are bonds issued by Canadian provinces.

                        ZERO-COUPON OBLIGATIONS -- Non-income producing
                      securities evidencing ownership of future interest and principal payments on bonds. These obligations pay no current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price.

                        For federal income tax purposes, the difference between
                      the par value and the original issue price (original issue discount) is included in the income of a holder of a zero-coupon obligation over the term of the obligation even though the interest is not paid until maturity. The amount included in income is determined under a constant interest rate method. In addition, if an obligation is purchased subsequent to its original issue, a holder such as the Income Funds may elect to include market discount in income currently on a ratable accrual method or a constant interest rate method. Market discount is the difference between the obligation's "adjusted issue price" (the original issue price plus original issue discount accrued to date) and the holder's purchase price. If no such election is made, gain on the disposition of a market discount obligation is treated as ordinary income (rather than capital gain) to the extent it does not exceed the accrued market discount.

                        Zero-coupon obligations have greater price volatility
                      than other fixed-income obligations of similar maturity and such obligations will be purchased when the yield spread, in light of the obligation's duration, is considered advantageous.

                             HighMark BALANCED FUND
                            INVESTMENT PORTFOLIO OF
                                 HighMark FUNDS
                   For further information (including current
                  yield, purchase and redemption information),
                             call 1-(800) 433-6884

INVESTMENT ADVISOR
Pacific Alliance Capital Management,
a division of Union Bank of California, N.A.
475 Sansome Street
Post Office Box 45000
San Francisco, CA 94104

CUSTODIAN
Union Bank of California, N.A.
475 Sansome Street
Post Office Box 45000
San Francisco, CA 94104

ADMINISTRATOR & DISTRIBUTOR
SEI Fund Resources and
SEI Financial Services Company
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Ropes & Gray
One Franklin Square
1301 K Street, N.W., Suite 800 East
Washington, D.C. 20005

AUDITORS
Deloitte & Touche LLP
1700 Courthouse Plaza Northeast
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